                                                                  Exhibit 17(ii)
                               [BB&T FUNDS LOGO]

                        SUPPLEMENT DATED OCTOBER 3, 2006
                                     TO THE
                        INSTITUTIONAL SHARES PROSPECTUS
                            DATED FEBRUARY 1, 2006,
                            AS AMENDED MAY 30, 2006

     THIS SUPPLEMENT PROVIDES THE FOLLOWING AMENDED AND SUPPLEMENTAL INFORMATION AND SUPERSEDES ANY INFORMATION TO THE CONTRARY IN THE INSTITUTIONAL SHARES PROSPECTUS DATED FEBRUARY 1, 2006, AS AMENDED MAY 30, 2006:

CHANGE IN PRINCIPAL RISKS

     Effective immediately, the "Principal Investment Risks" section of the Large Cap Fund (formerly the Large Cap Value Fund), on page 6 of the prospectus, is replaced in its entirety with the following:

PRINCIPAL INVESTMENT
RISKS Your investment in the Fund may be subject to the following principal risks:

                                 MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

                                 INVESTMENT STYLE RISK: The possibility that the market segment on which this Fund focuses -- large cap stocks -- will underperform other kinds of investments or market averages.

                                 The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see Additional Investment Strategies and Risks on page 107.

                   SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT
                   WITH THE PROSPECTUS FOR FUTURE REFERENCE.

BBT-SP-I3 1006

                               [BB&T FUNDS LOGO]

                         SUPPLEMENT DATED JULY 7, 2006
                                     TO THE
                        INSTITUTIONAL SHARES PROSPECTUS
                             DATED FEBRUARY 1, 2006

     THIS SUPPLEMENT PROVIDES THE FOLLOWING AMENDED AND SUPPLEMENTAL INFORMATION AND SUPERSEDES ANY INFORMATION TO THE CONTRARY IN THE INSTITUTIONAL SHARES PROSPECTUS DATED FEBRUARY 1, 2006:

CHANGE IN INVESTMENT STRATEGIES

     Effective 60 days from the date of this supplement, the principal investment strategy of the BB&T Large Cap Fund will be amended to define large capitalization companies, for purposes of the Fund's investment policy, as those companies within the capitalization range of the S&P 500(R) Index. Accordingly, the first paragraph under the "Principal Investment Strategies" section on page 6 of the prospectus will be replaced in its entirety with the following:

     PRINCIPAL INVESTMENT STRATEGIES

     To pursue this goal, the Fund invests primarily in domestically traded U.S. common stocks of large U.S. companies and U.S. traded equity stocks of foreign companies whose capitalization is within the range of those companies in the S&P 500(R) Index.

     In addition, the section entitled "Large Cap Fund" on page 83 of the prospectus will be replaced in its entirety with the following:

     LARGE CAP FUND - Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in the securities of large companies. This policy will not be changed without 60 days' advance notice to shareholders. Large companies are those companies with market capitalizations within the range of those companies in the S&P 500(R) Index. These stocks, which may include common stock, preferred stock, warrants, or debt instruments that are convertible to common stock.

CHANGE IN REDEMPTION FEE POLICY

     Effective July 24, 2006, the BB&T Funds will no longer assess redemption fees. Accordingly, all references to the payment of a redemption fee should be disregarded. In addition, the section entitled "Redemption Fees" on page 103 of the prospectus is hereby deleted in its entirety.

     The "Redemption Fee" row of each Fund's fee table will be revised to read as follows:

Redemption Fee(2)                                   None

     The section entitled "Exchanging Your Shares" on page 105 of the prospectus is replaced in its entirety with the following:

     EXCHANGING YOUR SHARES

     You can exchange your shares in one Fund for shares of the same class of another BB&T Fund, usually without paying additional sales charges (see "Notes" below). You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable. Institutional Shares may also be exchanged for Class A Shares of the same Fund if you cease to be eligible to purchase Institutional Shares. Institutional Shares of each Fund may not be exchanged for Class B Shares or Class C Shares. No transaction fees are currently charged for exchanges. Furthermore, the exchange of Institutional Shares for Class A Shares will require payment of the sales charge unless the sales charge is waived. Please consult the Class A, Class B, and Class C Shares prospectus for more information.

     The first three paragraphs under the section entitled "Market Timing" on page 105 of the prospectus are replaced in their entirety with the following:

     MARKET TIMING

     Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of a Fund's investments, and increase brokerage and administrative costs. To prevent disruption in the management of the Fund due to market timing strategies, we have adopted certain policies and procedures. We reserve the right to close any account in which we have identified a pattern of excessive or abusive trading. We cannot guarantee that we will detect every market timer due to the limitations inherent in our technological systems.

                   SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT
                   WITH THE PROSPECTUS FOR FUTURE REFERENCE.

BBT-SP-12 0706

                                (BB&T FUNDS LOGO)
                      SENSIBLE INVESTING FOR GENERATIONS(R)

                          PROSPECTUS AND PRIVACY POLICY

                                   STOCK FUNDS
                                 LARGE CAP FUND
                              LARGE CAP GROWTH FUND
                               MID CAP VALUE FUND
                               MID CAP GROWTH FUND
                                 SMALL CAP FUND
                            INTERNATIONAL EQUITY FUND
                        SPECIAL OPPORTUNITIES EQUITY FUND
                               EQUITY INCOME FUND

                                   BOND FUNDS
                               TAXABLE BOND FUNDS
                           SHORT U.S. GOVERNMENT FUND
                        INTERMEDIATE U.S. GOVERNMENT FUND
                             TOTAL RETURN BOND FUND
                               TAX-FREE BOND FUNDS
                       KENTUCKY INTERMEDIATE TAX-FREE FUND
                       MARYLAND INTERMEDIATE TAX-FREE FUND
                    NORTH CAROLINA INTERMEDIATE TAX-FREE FUND
                    SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND
                       VIRGINIA INTERMEDIATE TAX-FREE FUND
                    WEST VIRGINIA INTERMEDIATE TAX-FREE FUND

                               MONEY MARKET FUNDS
                             PRIME MONEY MARKET FUND
                         U.S. TREASURY MONEY MARKET FUND

                                 FUNDS OF FUNDS
                    CAPITAL MANAGER CONSERVATIVE GROWTH FUND
                      CAPITAL MANAGER MODERATE GROWTH FUND
                           CAPITAL MANAGER GROWTH FUND
                           CAPITAL MANAGER EQUITY FUND
                              INSTITUTIONAL SHARES

                                FEBRUARY 1, 2006

                             AS AMENDED MAY 30, 2006

                                   QUESTIONS?
                              Call 1-800-228-1872
                       or your investment representative.

                           Not Part of the Prospectus

                                   BB&T FUNDS

                      NOTICE OF PRIVACY POLICY & PRACTICES

BB&T Funds recognizes and respects the privacy expectations of our customers.(1) We provide this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties who are not affiliated with the BB&T Funds.

COLLECTION OF CUSTOMER INFORMATION

We collect nonpublic personal information about our customers from the following sources:

- Account Applications and other forms, which may include a customer's name, address, social security number, and information about a customer's investment goals and risk tolerance;

- Account History, including information about the transactions and balances in a customer's accounts; and

- Correspondence, written, telephonic or electronic between a customer and the BB&T Funds or service providers to the BB&T Funds.

DISCLOSURE OF CUSTOMER INFORMATION

We may disclose all of the consumer information outlined above to third parties who are not affiliated with the BB&T Funds:

- as permitted by law -- for example with service providers who maintain or service shareholder accounts for the BB&T Funds or to a shareholder's broker or agent;

- to perform marketing services on our behalf or pursuant to a joint marketing agreement with another financial institution.

SECURITY OF CUSTOMER INFORMATION

We require service providers to the BB&T Funds:

- to maintain policies and procedures designed to assure only appropriate access to, and use of information about customers of the BB&T Funds; and

- to maintain physical, electronic and procedural safeguards that comply with federal standards to guard nonpublic personal information of customers of the BB&T Funds.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former customer of the BB&T Funds.

----------
(1) For purposes of this notice, the terms "customer" or "customers" includes both individual shareholders of the BB&T Funds and individuals who provide nonpublic personal information to the BB&T Funds, but do not invest in BB&T Funds shares.

                           Not Part of the Prospectus

                                (BB&T FUNDS LOGO)
                      SENSIBLE INVESTING FOR GENERATIONS(R)

                                   PROSPECTUS

                                   STOCK FUNDS
                                 LARGE CAP FUND
                              LARGE CAP GROWTH FUND
                               MID CAP VALUE FUND
                               MID CAP GROWTH FUND
                                 SMALL CAP FUND
                            INTERNATIONAL EQUITY FUND
                        SPECIAL OPPORTUNITIES EQUITY FUND
                               EQUITY INCOME FUND

                                   BOND FUNDS
                               TAXABLE BOND FUNDS
                           SHORT U.S. GOVERNMENT FUND
                        INTERMEDIATE U.S. GOVERNMENT FUND
                             TOTAL RETURN BOND FUND

                               TAX-FREE BOND FUNDS
                       KENTUCKY INTERMEDIATE TAX-FREE FUND
                       MARYLAND INTERMEDIATE TAX-FREE FUND
                    NORTH CAROLINA INTERMEDIATE TAX-FREE FUND
                    SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND
                       VIRGINIA INTERMEDIATE TAX-FREE FUND
                    WEST VIRGINIA INTERMEDIATE TAX-FREE FUND

                               MONEY MARKET FUNDS
                             PRIME MONEY MARKET FUND
                         U.S. TREASURY MONEY MARKET FUND

                                 FUNDS OF FUNDS
                    CAPITAL MANAGER CONSERVATIVE GROWTH FUND
                      CAPITAL MANAGER MODERATE GROWTH FUND
                           CAPITAL MANAGER GROWTH FUND
                           CAPITAL MANAGER EQUITY FUND

                              INSTITUTIONAL SHARES

                                FEBRUARY 1, 2006

                             AS AMENDED MAY 30, 2006

                                   QUESTIONS?
                               Call 1-800-228-1872
                       or your investment representative.

The Securities and Exchange Commission has not approved the shares described in this prospectus or determined whether this prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

BB&T FUNDS                      TABLE OF CONTENTS

                                 RISK/RETURN SUMMARY AND FUND EXPENSES

Carefully review this            4  Overview
important section, which         5  STOCK FUNDS
summarizes each Fund's           6  Large Cap Fund
investments, risks, past         9  Large Cap Growth Fund
performance, and fees.           12 Mid Cap Value Fund
                                 15 Mid Cap Growth Fund
                                 18 Small Cap Fund
                                 21 International Equity Fund
                                 24 Special Opportunities Equity Fund
                                 27 Equity Income Fund
                                 30 BOND FUNDS
                                 31 Short U.S. Government Fund
                                 34 Intermediate U.S. Government Fund
                                 37 Total Return Bond Fund
                                 41 Kentucky Intermediate Tax-Free Fund
                                 44 Maryland Intermediate Tax-Free Fund
                                 47 North Carolina Intermediate Tax-Free Fund
                                 50 South Carolina Intermediate Tax-Free Fund
                                 53 Virginia Intermediate Tax-Free Fund
                                 56 West Virginia Intermediate Tax-Free Fund
                                 59 MONEY MARKET FUNDS
                                 60 Prime Money Market Fund
                                 63 U.S. Treasury Money Market Fund
                                 66 FUNDS OF FUNDS
                                 67 Capital Manager Conservative Growth Fund
                                 71 Capital Manager Moderate Growth Fund
                                 75 Capital Manager Growth Fund
                                 79 Capital Manager Equity Fund

                                 ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Review this section for           83 STOCK FUNDS
information on investment         83 Large Cap Fund
strategies and their risks.       83 Large Cap Growth Fund
                                  83 Mid Cap Value Fund
                                  83 Mid Cap Growth Fund
                                  83 Small Cap Fund
                                  83 International Equity Fund
                                  83 Special Opportunities Equity Fund
                                  83 Equity Income Fund
                                  84 BOND FUNDS
                                  84 Short U.S. Government Fund
                                  84 Intermediate U.S. Government Fund
                                  84 Total Return Bond Fund
                                  84 Kentucky Intermediate Tax-Free Fund
                                  84 Maryland Intermediate Tax-Free Fund
                                  84 North Carolina Intermediate Tax-Free Fund
                                  84 South Carolina Intermediate Tax-Free Fund
                                  85 Virginia Intermediate Tax-Free Fund
                                  85 West Virginia Intermediate Tax-Free Fund
                                  85 MONEY MARKET FUNDS
                                  85 Prime Money Market Fund
                                  86 FUNDS OF FUNDS
                                  87 Investment Practices
                                  91 Investment Risks

BB&T FUNDS                      TABLE OF CONTENTS

                                 FUND MANAGEMENT

Review this section for           94 The Investment Adviser
details on the people and         95 The Investment Sub-Advisers
organizations who oversee the     96 Portfolio Managers
Funds.                            98 The Distributor and Administrator

                                 SHAREHOLDER INFORMATION

Review this section for           99 Choosing a Share Class
details on how shares are        100 Pricing of Fund Shares
valued, how to purchase, sell    101 Purchasing and Adding to Your Shares
and exchange shares, related     102 Selling Your Shares
charges and payments of          103 General Policies on Selling Shares
dividends and distributions      105 Exchanging Your Shares
                                 107 Dividends, Distributions and Taxes
                                 108 Additional Information about the Funds

                                 OTHER INFORMATION ABOUT THE FUNDS

                                 111 Financial Highlights

RISK/RETURN SUMMARY AND FUND EXPENSES                                   OVERVIEW

THE FUNDS                        BB&T Funds is a mutual fund family that offers
                                 different classes of shares in separate
                                 investment portfolios ("Funds"). The Funds have
                                 individual investment goals and strategies.
                                 This prospectus gives you important information
                                 about the Institutional Shares of the Stock
                                 Funds, the Bond Funds, the Money Market Funds
                                 and the Funds of Funds that you should know
                                 before investing. Each Fund also offers three
                                 additional classes of shares called Class A
                                 Shares, Class B Shares, and Class C Shares
                                 which are offered in a separate prospectus.
                                 Please read this prospectus and keep it for
                                 future reference.

                                 Each of the Funds in this prospectus is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities like stocks and bonds. Before you look at specific Funds, you should know a few general basics about investing in mutual funds.

                                 The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect securities markets generally, as well as those that affect particular companies or government units. These price movements, sometimes called volatility, will vary depending on the types of securities a Fund owns and the markets where these securities trade.

                                 LIKE OTHER INVESTMENTS, YOU COULD LOSE MONEY ON
                                 YOUR INVESTMENT IN A FUND. YOUR INVESTMENT IN A
                                 FUND IS NOT A DEPOSIT OR AN OBLIGATION OF
                                 BRANCH BANKING AND TRUST COMPANY, BB&T
                                 CORPORATION, THEIR AFFILIATES, OR ANY BANK. IT
                                 IS NOT INSURED BY THE FDIC OR ANY GOVERNMENT
                                 AGENCY.

                                 Each Fund has its own investment goal and strategies for reaching that goal. However, it cannot be guaranteed that a Fund will achieve its goal. Before investing, make sure that the Fund's goal matches your own.

                                 The portfolio manager invests each Fund's assets in a manner designed to help the Fund achieve its goal. A portfolio manager's judgments about the economy, stock markets and companies, as well as a manager's selection of investments, may cause a Fund to underperform other funds with similar objectives.

RISK/RETURN SUMMARY AND FUND EXPENSES                                   OVERVIEW

                                 STOCK FUNDS

                                 These Funds seek long-term capital
                                 appreciation, and in some cases current income, and invest primarily in equity and equity-related securities, principally common stocks.

WHO MAY WANT TO INVEST           Consider investing in these Funds if you are:

                                      -    seeking a long-term goal such as
                                           retirement

                                      -    looking to add a growth component to
                                           your portfolio

                                      -    willing to accept the risks of
                                           investing in the stock markets

                                 These Funds may not be appropriate if you are:

                                      -    pursuing a short-term goal or
                                           investing emergency reserves

                                      -    uncomfortable with an investment that
                                           will fluctuate in value

                                                                  LARGE CAP FUND
RISK/RETURN SUMMARY AND FUND EXPENSES        (FORMERLY THE LARGE CAP VALUE FUND)

                                 RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE             The Fund seeks capital growth, current income
                                 or both, primarily through investment in
                                 stocks.

PRINCIPAL                        To pursue this goal, the Fund invests primarily
INVESTMENT STRATEGIES            in domestically traded U.S. common stocks of
                                 large U.S. companies and U.S. traded equity
                                 stocks of foreign companies whose
                                 capitalization is within the range of those
                                 companies in the Russell 1000(R) Value Index.

                                 In managing the Fund, the portfolio manager selects those stocks that he believes are undervalued and have a favorable outlook. In choosing individual stocks, the portfolio manager uses quantitative and qualitative processes to examine intrinsic value and the fundamental outlook of a particular issuer.

                                 The Fund may also invest in certain other equity securities in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see Additional
                                 Investment Strategies and Risks on page 83 or consult the SAI.

PRINCIPAL                        Your investment in the Fund may be subject to
INVESTMENT RISKS                 the following principal risks:

                                 MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

                                 INVESTMENT STYLE RISK: The possibility that the market segment on which this Fund focuses -- value stocks -- will underperform other kinds of investments or market averages.

                                 The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                 Additional Investment Strategies and Risks on page 83.

                                                                  LARGE CAP FUND
RISK/RETURN SUMMARY AND FUND EXPENSES        (FORMERLY THE LARGE CAP VALUE FUND)

The chart and table on this page show how the Large Cap Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to those of the Russell 1000(R) Value Index and the S&P 500(R) Index. The Russell 1000(R) Value Index is a widely recognized, unmanaged index of common stocks that measures the performance of those Russell 1000(R) companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500(R) Index is a widely recognized, unmanaged index of common stocks. Of course, past performance does not indicate how the Fund will perform in the future.

PERFORMANCE BAR CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR INSTITUTIONAL SHARES(1)

                       "Performance Bar Chart and Table"

The performance information shown above is based on a calendar year.

Best quarter:     16.92%  12/31/98
Worst quarter:   -19.68%   9/30/02

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2005)(1)

                                                                                        SINCE
                                                                                      INCEPTION
                                                        1 YEAR   5 YEARS   10 YEARS   (10/09/92)
                                                        ------   -------   --------   ----------
INSTITUTIONAL SHARES(2)
   RETURN BEFORE TAXES                                   7.71%    3.98%      8.80%       10.19%
   RETURN AFTER TAXES ON DISTRIBUTIONS                   6.25%    3.24%      7.38%        8.72%
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
      FUND SHARES                                        6.97%    3.20%      7.11%        8.35%
RUSSELL 1000(R) VALUE INDEX(3)                           7.05%    5.28%     10.94%       12.55%(4)
(reflects no deductions for fees, expenses, or taxes)
S&P 500(R) INDEX
(reflects no deductions for fees, expenses, or taxes)    4.91%    0.54%      9.08%       11.02%(5)

(1)  Both charts assume reinvestment of dividends and distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) The benchmark index for the Fund has changed from the Russell 1000(R) Value Index to the S&P 500(R) Index in order to provide a better comparison for the Fund's investment policies.

(4)  Since 9/30/92.

(5)  Since 10/9/92.

                                                                  LARGE CAP FUND
RISK/RETURN SUMMARY AND FUND EXPENSES        (FORMERLY THE LARGE CAP VALUE FUND)

As an investor in the Large Cap Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

                                FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES           INSTITUTIONAL
(FEES PAID BY YOU DIRECTLY)(1)                 SHARES
--------------------------------           -------------
Maximum Sales Charge (load) on Purchases       None

Maximum Deferred Sales Charge (load)           None

Redemption Fee (on shares sold within 7
calendar days of purchase)(2)                  2.00%

ANNUAL FUND OPERATING EXPENSES             INSTITUTIONAL
(FEES PAID FROM FUND ASSETS)                   SHARES
--------------------------------           -------------
Management Fee(3)                               0.74%

Distribution and Service
(12b-1) Fee                                     0.00%

Other Expenses                                  0.21%

Total Fund Operating Expenses                   0.95%

   Fee Waiver or Expense
      Reimbursement(3)                         -0.04%

Net Fund Operating Expenses(3)                  0.91%

(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.70% for the period from February 1, 2006 through January 31, 2007.

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

     -    $ 10,000 investment

     -    5% annual return

     -    redemption at the end of each period

     -    no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs will be different.

                                 EXPENSE EXAMPLE

                         1       3       5       10
LARGE CAP FUND         YEAR    YEARS   YEARS    YEARS
--------------         -----   -----   -----   ------
INSTITUTIONAL SHARES    $93     $299    $522   $1,163

                                                           LARGE CAP GROWTH FUND
RISK/RETURN SUMMARY AND FUND EXPENSES   (FORMERLY THE LARGE COMPANY GROWTH FUND)

                                 RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE             The Fund seeks long-term capital appreciation
                                 by investing primarily in a diversified
                                 portfolio of equity and equity-related
                                 securities of large capitalization growth
                                 companies.

PRINCIPAL INVESTMENT             To pursue this goal, the Fund invests primarily
STRATEGIES                       in common stocks, as well as American
                                 Depositary Receipts ("ADRs"), of large
                                 capitalization companies that the portfolio
                                 manager believes have attractive potential for
                                 growth. Large capitalization companies are
                                 those companies whose market capitalization is
                                 within the range of those companies in the
                                 Russell 1000(R) Growth Index.

                                 In managing the Fund's portfolio, the manager uses a variety of economic projections, quantitative techniques, and earnings projections in formulating individual stock purchase and sale decisions. In choosing individual stocks, the portfolio manager primarily uses a fundamental investment process to identify companies with a history of above average growth or companies that are expected to enter periods of above average growth. Some of the criteria that the manager uses to select these companies are return on equity, price and earnings momentum, earnings surprise, the company's management and the company's position within its industry.

                                 The Fund may also invest in certain other equity securities in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see Additional
                                 Investment Strategies and Risks on page 83 or consult the SAI.

PRINCIPAL INVESTMENT RISKS       Your investment in the Fund may be subject to
                                 the following principal risks:

                                 MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

                                 INVESTMENT STYLE RISK: The possibility that the market segment on which this Fund focuses -- large cap growth stocks -- will underperform other kinds of investments or market averages.

                                 The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                 Additional Investment Strategies and Risks on page 83.

                                                           LARGE CAP GROWTH FUND
RISK/RETURN SUMMARY AND FUND EXPENSES   (FORMERLY THE LARGE COMPANY GROWTH FUND)

The chart and table on this page show how the Large Cap Growth Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Russell 1000(R) Growth Index, a widely recognized, unmanaged index comprised of 1000 of the largest capitalized U.S. domiciled companies with higher price-to-book ratios and higher forecasted growth values whose common stock is traded in the U.S. on the NYSE, American Stock Exchange and NASDAQ. Of course, past performance does not indicate how the Fund will perform in the future.

PERFORMANCE BAR CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR INSTITUTIONAL SHARES(1)

                       "Performance Bar Chart and Table"

The performance information shown above is based on a calendar year.

Best quarter:     29.82%  12/31/99
Worst quarter:   -21.55%   3/31/01

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2005)(1)

                                                                                    SINCE INCEPTION
                                                                 1 YEAR   5 YEARS      (10/03/97)
                                                                 ------   -------   ---------------
INSTITUTIONAL SHARES(2)
   RETURN BEFORE TAXES                                             2.08%   -4.86%        1.43%
   RETURN AFTER TAXES ON DISTRIBUTIONS                             1.98%   -4.88%        0.91%
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES     1.48%   -4.07%        1.13%
RUSSELL 1000(R) GROWTH INDEX
(reflects no deductions for fees, expenses, or taxes)              5.26%   -3.58%        2.36%(3)

(1)  Both charts assume reinvestment of dividends and distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)  Since 9/30/97.

                                                           LARGE CAP GROWTH FUND
RISK/RETURN SUMMARY AND FUND EXPENSES   (FORMERLY THE LARGE COMPANY GROWTH FUND)

As an investor in the Large Cap Growth Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES   INSTITUTIONAL
(FEES PAID BY YOU DIRECTLY)(1)         SHARES
--------------------------------   -------------
Maximum Sales Charge (load)
on Purchases                            None
Maximum Deferred Sales Charge
(load)                                  None
Redemption Fee (on shares sold
within 7 calendar days of
purchase)(2)                            2.00%

ANNUAL FUND OPERATING EXPENSES     INSTITUTIONAL
(FEES PAID FROM FUND ASSETS)           SHARES
--------------------------------   -------------
Management Fee(3)                       0.74%
Distribution and Service
(12b-1) Fee                             0.00%
Other Expenses                          0.21%
Total Fund Operating Expenses           0.95%
   Fee Waiver or Expense
   Reimbursement(3)                    -0.04%
Net Fund Operating Expenses(3)          0.91%

(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.70% for the period from February 1, 2006 through January 31, 2007.

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

     -    $ 10,000 investment

     -    5% annual return

     -    redemption at the end of each period

     -    no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs will be different.

                                 EXPENSE EXAMPLE

LARGE CAP                1      3       5       10
GROWTH FUND            YEAR   YEARS   YEARS   YEARS
-----------            ----   -----   -----   -----
INSTITUTIONAL SHARES    $93    $299    $522   1,163

RISK/RETURN SUMMARY AND FUND EXPENSES                         MID CAP VALUE FUND

                                 RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE             The Fund seeks long-term growth of capital by
                                 investing the Fund's assets primarily in equity
                                 securities of companies that are considered to
                                 be undervalued.

PRINCIPAL INVESTMENT             The Fund seeks to meet its objective by
STRATEGIES                       investing, normally, in domestically traded
                                 U.S. equity securities of middle capitalization
                                 companies. The Fund considers a company to be a
                                 mid-capitalization company if its has a market
                                 capitalization, at the time of purchase, within
                                 the range of the largest and smallest
                                 capitalized companies within the Russell
                                 Midcap(R) Value Index.

                                 In managing the Fund, the portfolio managers attempt to diversify across different economic sectors selecting those stocks that they believe are undervalued. In choosing individual stocks, the portfolio managers utilize both a quantitative and qualitative approach to examine the fundamental characteristics of a particular company. Quantitative analysis focuses on businesses with strong cash flow, a competitive advantage, balance sheet strength, and above average profitability. Qualitatively, portfolio managers look for quality management with characteristics of insider ownership, fair incentive compensation and a long-term history of skilled capital allocation decisions. The team also gathers information from industry analysts and competitors.

                                 The Fund may also invest in certain other equity securities in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see Additional
                                 Investment Strategies and Risks on page 83 or consult the SAI.

PRINCIPAL INVESTMENT RISKS       Your investment in the Fund may be subject to
                                 the following principal risks:

                                 MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

                                 INVESTMENT STYLE RISK: The possibility that the market segment on which this Fund focuses -- mid cap value stocks -- will underperform other kinds of investments or market averages.

                                 The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                 Additional Investment Strategies and Risks on page 83.

RISK/RETURN SUMMARY AND FUND EXPENSES                         MID CAP VALUE FUND

The chart and table on this page show how the Mid Cap Value Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Russell Midcap Value Index, a widely recognized, unmanaged index of generally mid-sized companies that measures the performance of those securities in the Russell 1000(R) Index with lower price-to-book ratios and lower forecasted growth values. Of course, past performance does not indicate how the Fund will perform in the future.

PERFORMANCE BAR CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR INSTITUTIONAL SHARES(1, 2)

                        "Performance Bar Chart and Table"

The performance information shown above is based on a calendar year.

Best quarter:     16.24%  6/30/03
Worst quarter:   -16.21%  9/30/02

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2005)(1, 2)

                                                                                    SINCE INCEPTION
                                                                 1 YEAR   5 YEARS       (8/1/96)
                                                                 ------   -------   ---------------
INSTITUTIONAL SHARES(3)
   RETURN BEFORE TAXES                                            11.44%    9.45%        11.69%
   RETURN AFTER TAXES ON DISTRIBUTIONS                             4.10%    7.25%         9.34%
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES    14.70%    7.72%         9.23%
RUSSELL MIDCAP VALUE INDEX
(reflects no deductions for fees, expenses, or taxes)             12.65%   12.21%        14.26%(4)

(1)  Both charts assume reinvestment of dividends and distributions.

(2) Performance data includes the performance of the OVB Equity Income Portfolio for the period prior to its consolidation with the BB&T Mid Cap Value Fund on July 23, 2001.

(3) After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4)  Since 7/31/96.

RISK/RETURN SUMMARY AND FUND EXPENSES                         MID CAP VALUE FUND

As an investor in the Mid Cap Value Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES   INSTITUTIONAL
(FEES PAID BY YOU DIRECTLY)(1)         SHARES
--------------------------------   -------------
Maximum Sales Charge (load)
on Purchases                            None
Maximum Deferred Sales Charge
(load)                                  None
Redemption Fee (on shares sold
within 7 calendar days of
purchase)(2)                            2.00%

ANNUAL FUND OPERATING EXPENSES     INSTITUTIONAL
(FEES PAID FROM FUND ASSETS)           SHARES
--------------------------------   -------------
Management Fee(3)                       0.74%
Distribution and Service
(12b-1) Fee                             0.00%
Other Expenses                          0.21%
Total Fund Operating Expenses           0.95%
   Fee Waiver or Expense
   Reimbursement(3)                    -0.04%
Net Fund Operating Expenses(3)          0.91%

(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.70% for the period from February 1, 2006 through January 31, 2007.

Use the table at right to compare fees and expenses with those of other Funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

     -    $10,000 investment

     -    5% annual return

     -    redemption at the end of each period

     -    no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs will be different.

                                 EXPENSE EXAMPLE

                         1      3       5       10
MID CAP VALUE FUND     YEAR   YEARS   YEARS    YEARS
------------------     ----   -----   -----   ------
INSTITUTIONAL SHARES    $93    $299    $522   $1,163

RISK/RETURN SUMMARY AND FUND EXPENSES                        MID CAP GROWTH FUND

                                 RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE             The Fund seeks long-term growth of capital.

PRINCIPAL                        To pursue this goal, the Fund invests primarily
INVESTMENT STRATEGIES            in common stocks of U.S. companies, as well as
                                 American Depositary Receipts ("ADRs"), with market capitalizations within the range of those companies in the Russell Midcap(R) Growth
                                 Index that have an established record of growth and continue to present significant growth potential. In selecting investments for the Fund, the portfolio manager will consider growth factors such as a company's new products, changes in management, and business restructurings. The portfolio manager will also search for companies that have established records of earnings and sales growth over a period of at least two years that it believes are poised to meet or exceed these figures going forward. These companies generally will have lower amounts of long-term debt
                                 (representing less than 40% of the company's capitalization); have attractive price/earnings ratios in relation to a company's 3 to 5-year earnings per share growth rate; and have stock prices which have outperformed the Russell
                                 Midcap Growth Index over the previous six months. The portfolio manager will attempt to avoid overweighting the Fund's position on any major market sector (technology, health care, consumer discretionary, energy, and industrials) beyond 150% of the weighting that sector has in the Russell Midcap(R) Growth
                                 Index.

                                 The portfolio manager may sell a stock if a company fails to meet earnings or revenue expectations or becomes overvalued (i.e., high price/earnings ratio relative to its earnings growth). The portfolio manager may also sell a stock to change the Fund's weighting in a particular company, industry or sector, or if better opportunities are available. Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and additional capital gains tax liabilities.

                                 The Fund may also invest in certain other equity securities in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see Additional Investment Strategies and Risks on page 83 or consult the SAI.

PRINCIPAL                        Your investment in the Fund may be subject to
INVESTMENT RISKS                 the following principal risks:

                                 MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

                                 INVESTMENT STYLE RISK: The possibility that the market segment on which this Fund focuses -- mid cap growth stocks -- will underperform other kinds of investments or market averages.

                                 The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see Additional Investment Strategies and Risks on page 83.

RISK/RETURN SUMMARY AND FUND EXPENSES                        MID CAP GROWTH FUND

The chart and table on this page show how the Mid Cap Growth Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Russell Midcap(R) Growth Index, a recognized, unmanaged index of common stocks of mid-sized companies with higher price-to-book ratios and high forecasted growth values. Of course, past performance does not indicate how the Fund will perform in the future.

PERFORMANCE BAR CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR INSTITUTIONAL SHARES (1, 2)

                        "Performance Bar Chart and Table"

The performance information shown above is based on a calendar year.

Best quarter:     34.18%  12/31/99
Worst quarter:   -20.15%  12/31/00

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2005)(1, 2)

                                                                             SINCE
                                                                           INCEPTION
                                             1 YEAR   5 YEARS   10 YEARS   (12/1/93)
                                             ------   -------   --------   ---------
INSTITUTIONAL SHARES(3)
   RETURN BEFORE TAXES                       14.31%    1.87%     10.15%    10.72%
   RETURN AFTER TAXES ON DISTRIBUTIONS       12.58%    1.30%      6.78%     7.84%
   RETURN AFTER TAXES ON DISTRIBUTIONS AND
   SALE OF FUND SHARES                       11.38%    1.48%      6.80%     7.70%
RUSSELL MIDCAP(R) GROWTH INDEX
(reflects no deductions for fees,
expenses, or taxes)                          12.10%    1.38%      9.27%    10.41%(4)

(1)  Both charts assume reinvestment of dividends and distributions.

(2) Performance data includes the performance of the OVB Capital Appreciation Portfolio for the period prior to its consolidation with the BB&T Mid Cap Growth Fund, formerly known as the BB&T Capital Appreciation Fund, on July 23, 2001.

(3) After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4)  Since 11/30/93.

RISK/RETURN SUMMARY AND FUND EXPENSES                        MID CAP GROWTH FUND

As an investor in the Mid Cap Growth Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES   INSTITUTIONAL
(FEES PAID BY YOU DIRECTLY)(1)         SHARES
--------------------------------   -------------
Maximum Sales Charge (load)
on Purchases                            None
Maximum Deferred Sales Charge
(load)                                  None
Redemption Fee (on shares sold
within 7 calendar days of
purchase)(2)                            2.00%

ANNUAL FUND OPERATING EXPENSES     INSTITUTIONAL
(FEES PAID FROM FUND ASSETS)           SHARES
--------------------------------   -------------
Management Fee(3)                       0.74%
Distribution and Service
(12b-1) Fee                             0.00%
Other Expenses                          0.22%
Total Fund Operating Expenses           0.96%
   Fee Waiver or Expense
   Reimbursement(3)                    -0.04%
Net Fund Operating Expenses(3)          0.92%

(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.70% for the period from February 1, 2006 through January 31, 2007.

Use the table at right to compare fees and expenses with those of other Funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

     -    $10,000 investment

     -    5% annual return

     -    redemption at the end of each period

     -    no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs will be different.

                                 EXPENSE EXAMPLE

                         1      3       5       10
MID CAP GROWTH FUND    YEAR   YEARS   YEARS    YEARS
--------------------   ----   -----   -----   ------
INSTITUTIONAL SHARES    $94    $302    $527   $1,174

                                                                  SMALL CAP FUND
RISK/RETURN SUMMARY AND FUND EXPENSES    (FORMERLY THE SMALL COMPANY VALUE FUND)

                                 RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE             The Fund seeks long-term capital appreciation
                                 by investing primarily in a diversified
                                 portfolio of equity and equity-related
                                 securities of small capitalization companies.

PRINCIPAL                        To pursue this goal, the Fund invests primarily
INVESTMENT STRATEGIES            in common stocks of U.S. small capitalization
                                 companies whose capitalization is less than $3 billion and which the portfolio manager believes are under valued and have a favorable outlook.

                                 In managing the Fund's portfolio, the portfolio manager initially screens from the universe of companies with market capitalization under $3 billion. The portfolio manager then attempts to diversify across different economic sectors selecting those stocks that he believes have a favorable outlook. In choosing individual stocks the portfolio manager uses a quantitative process to examine the financial and valuation characteristics of a particular issuer.

                                 The Fund may also invest in certain other equity securities in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see Additional Investment Strategies and Risk on page 83 or consult the SAI.

PRINCIPAL                        Your investment in the Fund may be subject to
INVESTMENT RISKS                 the following principal risks:

                                 MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

                                 SMALL COMPANY RISK: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company's financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, which tend to trade less frequently than those of larger firms.

                                 INVESTMENT STYLE RISK: The possibility that the market segment on which this Fund focuses -- small company stocks -- will underperform other kinds of investments or market averages.

                                 The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see Additional Investment Strategies and Risks on page 83.

                                                                  SMALL CAP FUND
RISK/RETURN SUMMARY AND FUND EXPENSES    (FORMERLY THE SMALL COMPANY VALUE FUND)

The chart and table on this page show how the Small Cap Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Russell 2000 Index, a widely recognized, unmanaged index of common stocks that measures the performance of small to mid-sized companies. Of course, past performance does not indicate how the Fund will perform in the future.

PERFORMANCE BAR CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR INSTITUTIONAL SHARES(1)

                        "Performance Bar Chart and Table"

The performance information shown above is based on a calendar year.

Best quarter:    10.50%   12/31/04
Worst quarter:   -0.69%   3/31/05

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2005)(1)

                                                                   SINCE
                                                                 INCEPTION
                                                        1 YEAR   (5/19/03)
                                                        ------   ---------
INSTITUTIONAL SHARES(2)
   RETURN BEFORE TAXES                                   9.60%     23.64%
   RETURN AFTER TAXES ON DISTRIBUTIONS                   7.16%     22.12%
   RETURN AFTER TAXES ON DISTRIBUTIONS AND
   SALE OF FUND SHARES                                   9.31%     20.33%
RUSSELL 2000 INDEX(4)
(reflects no deductions for fees, expenses, or taxes)    4.55%     21.79%
RUSSELL 2000 VALUE INDEX(4)
(reflects no deductions for fees, expenses, or taxes)    4.71%     23.74%

(1)  Both charts assume reinvestment of dividends and distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)  Since 5/22/03.

(4) The benchmark index for the Fund has changed from the Russell 2000 Value Index to the Russell 2000 Index in order to provide a better comparison for the Fund's investment policies.

                                                                  SMALL CAP FUND
RISK/RETURN SUMMARY AND FUND EXPENSES    (FORMERLY THE SMALL COMPANY VALUE FUND)

As an investor in the Small Cap Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES   INSTITUTIONAL
(FEES PAID BY YOU DIRECTLY)(1)         SHARES
--------------------------------   -------------
Maximum Sales Charge (load)
on Purchases                            None
Maximum Deferred Sales Charge
(load)                                  None
Redemption Fee (on shares sold
within 7 calendar days of
purchase)(2)                            2.00%

ANNUAL FUND OPERATING EXPENSES     INSTITUTIONAL
(FEES PAID FROM FUND ASSETS)           SHARES
--------------------------------   -------------
Management Fee(3)                       1.00%
Distribution and Service
(12b-1) Fee                             0.00%
Other Expenses                          0.22%
Total Fund Operating Expenses           1.22%
   Fee Waiver or Expense
   Reimbursement(3)                    -0.20%
Net Fund Operating Expenses(3)          1.02%

(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.80% for the period from February 1, 2006 through January 31, 2007.

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

     -    $10,000 investment

     -    5% annual return

     -    redemption at the end of each period

     -    no changes in the fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs will be different.

                                 EXPENSE EXAMPLE

                         1      3       5       10
SMALL CAP FUND         YEAR   YEARS   YEARS    YEARS
--------------         ----   -----   -----   ------
INSTITUTIONAL SHARES   $104    $367    $651   $1,460

RISK/RETURN SUMMARY AND FUND EXPENSES                  INTERNATIONAL EQUITY FUND

                                 RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE             The Fund seeks long-term capital appreciation
                                 through investment primarily in equity
                                 securities of foreign issuers.

PRINCIPAL                        To pursue this goal, the Fund invests primarily
INVESTMENT STRATEGIES            in stocks of foreign issuers located in
                                 countries throughout the world. The Fund may
                                 also invest its assets in stocks of companies
                                 that are listed or operate in emerging
                                 economies. The Fund primarily buys common stock
                                 but also can invest in preferred stock and
                                 securities convertible into common and
                                 preferred stock.

                                 The portfolio manager uses a disciplined intrinsic or fundamental value approach that seeks to take advantage of anomalies in markets often created by human over-reactions to both good and bad news. The portfolio manager, on behalf of the Fund, intends to diversify broadly among countries, but reserves the right to invest a substantial portion of the Fund's assets in one or more countries if economic and business conditions warrant such investments.

                                 For each security under analysis, a fundamental value is estimated, based upon detailed country, industry and company analysis, including visits to the company, its competitors and suppliers. This fundamental value estimate is a function of the present value of the estimated future cash flows. The resulting fundamental value estimate is then compared to the company's current market price to ascertain whether a valuation anomaly exists. A stock with a market price below the estimated intrinsic or fundamental value would be considered a candidate for inclusion in the Fund's portfolio. This comparison between price and intrinsic or fundamental value allows comparisons across industries and countries.

                                 The Fund generally will sell a stock when it reaches a target price, which is when the portfolio manager believes it is fully valued or when, in the portfolio manager's opinion, conditions change such that the risk of continuing to hold the stock is unacceptable when compared to the growth potential.

                                 The Fund may also invest in certain other equity securities in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see Additional
                                 Investment Strategies and Risks on page 83 or consult the SAI.

PRINCIPAL                        Your investment in the Fund may be subject to
INVESTMENT RISKS                 the following principal risks:

                                 MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

                                 INVESTMENT STYLE RISK: The possibility that the market segment on which this Fund focuses -- foreign value stocks -- will underperform other kinds of investments or market averages.

                                 FOREIGN INVESTMENT RISK: Foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by myriad factors, including currency restrictions and social, economic or political instability.

                                 With respect to foreign currency risk, the portfolio manager may enter into forward currency exchange contracts for a number of purposes, including to more closely align the Fund's foreign currency exposure with that of the Morgan Stanley Capital International EAFE
                                 Index. This strategy may result in losses.

                                 The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                 Additional Investment Strategies and Risks on page 83.

RISK/RETURN SUMMARY AND FUND EXPENSES                  INTERNATIONAL EQUITY FUND

The chart and table on this page show how the International Equity Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Morgan Stanley Capital International Europe, Australasia and Far East ("EAFE") Index, a widely recognized, unmanaged index generally representative of the performance of stock markets in those regions. Prior to April 25, 2003, the Fund had a different sub-adviser and would not necessarily have achieved the performance results shown on in the chart and table on this page under its current investment management arrangements. Of course, past performance does not indicate how the Fund will perform in the future.

PERFORMANCE BAR CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR INSTITUTIONAL SHARES(1)

                        "Performance Bar Chart and Table"

The performance information shown above is based on a calendar year.

Best quarter:     24.79%  12/31/99
Worst quarter:   -19.67%   9/30/02

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended
December 31, 2005)(1)

                                                                                    SINCE INCEPTION
                                                                 1 YEAR   5 YEARS       (1/2/97)
                                                                 ------   -------   ---------------
INSTITUTIONAL SHARES(2)
   RETURN BEFORE TAXES                                            9.88%    0.52%        3.63%
   RETURN AFTER TAXES ON DISTRIBUTIONS                            9.65%    0.39%        2.70%
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES    6.68%    0.39%        2.69%
MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX
(reflects no deductions for fees, expenses, or taxes)            14.02%    4.94%        6.16%(3)

(1)  Both charts assume reinvestment of dividends and distributions.

(2) After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)  Since 12/31/96.

RISK/RETURN SUMMARY AND FUND EXPENSES                  INTERNATIONAL EQUITY FUND

As an investor in the International Equity Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES                           INSTITUTIONAL
(FEES PAID BY YOU DIRECTLY)(1)                                 SHARES
--------------------------------                           -------------
Maximum Sales Charge (load) on Purchases                        None
Maximum Deferred Sales Charge (load)                            None
Redemption Fee (on shares sold within 7 calendar days of
   purchase)(2)                                                 2.00%

ANNUAL FUND OPERATING EXPENSES                             INSTITUTIONAL
(FEES PAID FROM FUND ASSETS)                                   SHARES
------------------------------                             -------------
Management Fee(3)                                               1.00%
Distribution and Service (12b-1) Fee                            0.00%
Other Expenses                                                  0.29%
Total Fund Operating Expenses                                   1.29%
   Fee Waiver or Expense                                       -0.10%
   Reimbursement(3)                                             1.19%
Net Fund Operating Expenses(3)

(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.90% for the period from February 1, 2006 through January 31, 2007.

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

     -    $ 10,000 investment

     -    5% annual return

     -    redemption at the end of each period

     -    no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs will be different.

                                 EXPENSE EXAMPLE

                              1      3       5       10
INTERNATIONAL EQUITY FUND   YEAR   YEARS   YEARS    YEARS
-------------------------   ----   -----   -----   ------
INSTITUTIONAL SHARES        $121    $399    $698   $1,548

RISK/RETURN SUMMARY AND FUND EXPENSES          SPECIAL OPPORTUNITIES EQUITY FUND

                                 RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE             The Fund seeks long-term capital appreciation.

PRINCIPAL                        To pursue this goal, the Fund invests primarily
INVESTMENT STRATEGIES            in domestically traded common stocks of small-,
                                 mid- and large-capitalization companies and, to
                                 a lesser extent, American Depositary Receipts
                                 ("ADRs"). The Fund uses a multi-style approach,
                                 meaning that it not only invests across
                                 different capitalization levels but may target
                                 both value- and growth-oriented companies. The
                                 portfolio manager looks for companies
                                 experiencing above-average revenue and profit
                                 growth as well as out-of-favor stocks that may
                                 be depressed due to what the portfolio manager
                                 believes to be temporary economic
                                 circumstances. In choosing individual stocks,
                                 the portfolio manager then uses a quantitative
                                 process to examine the value, growth and
                                 momentum characteristics of a particular
                                 issuer.

                                 The Fund may also invest in certain other equity securities in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see Additional
                                 Investment Strategies and Risks on page 83 or consult the Statement of Additional Information
                                 ("SAI").

PRINCIPAL                        Your investment in the Fund may be subject to
INVESTMENT RISKS                 the following principal risks:

                                 MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

                                 INVESTMENT STYLE RISK: The possibility that the market segment on which this Fund is primarily invested in, whether growth or value; large-, mid- or small-cap; could underperform other kinds of investments or market averages that include style-focused investments.

                                 MANAGEMENT RISK: The possibility that a
                                 strategy used by the Fund's portfolio manager may fail to produce the intended result.

                                 SMALL COMPANY RISK: Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company's financial well-being may, for example, depend heavily on just a few products or services. In addition, investors may have limited flexibility to buy or sell small company stocks, which tend to trade less frequently than those of larger firms.

                                 The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                 Additional Investment Strategies and Risks on page 83.

RISK/RETURN SUMMARY AND FUND EXPENSES          SPECIAL OPPORTUNITIES EQUITY FUND

The chart and table on this page show how the Special Opportunities Equity Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index of common stocks. Of course, past performance does not indicate how the Fund will perform in the future.

PERFORMANCE BAR CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR INSTITUTIONAL SHARES(1)

                        "Performance Bar Chart and Table"

The performance information shown above is based on a calendar year.

Best quarter:    14.15%   12/31/04
Worst quarter:   -1.22%   12/31/05

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended
December 31, 2005)(1)

                                                                           SINCE INCEPTION
                                                                  1 YEAR      (6/2/03)
                                                                  ------   ---------------
INSTITUTIONAL SHARES(2)
   RETURN BEFORE TAXES                                             4.10%      19.09%
   RETURN AFTER TAXES ON DISTRIBUTIONS                             3.13%      18.46%
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUNDS SHARES    3.54%      16.34%
S&P 500 INDEX
   (reflects no deductions for fees, expenses or taxes)            4.91%      12.53%(3)

(1)  Both charts assume reinvestment of dividends and distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)  Since 5/31/03.

RISK/RETURN SUMMARY AND FUND EXPENSES          SPECIAL OPPORTUNITIES EQUITY FUND

As an investor in the Special Opportunities Equity Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES                                   INSTITUTIONAL
(FEES PAID BY YOU DIRECTLY)(1)                                         SHARES
--------------------------------                                   -------------
Maximum Sales Charge (load) on Purchases                               None
Maximum Deferred Sales Charge (load)                                   None
Redemption Fee (on shares sold within 7 calendar days of
purchase)(2)                                                           2.00%

ANNUAL FUND OPERATING EXPENSES                                     INSTITUTIONAL
(FEES PAID FROM FUND ASSETS)                                           SHARES
------------------------------                                     -------------
Management Fee                                                         0.80%
Distribution and Service (12b-1) Fee                                   0.00%
Other Expenses                                                         0.24%
Total Fund Operating Expenses                                          1.04%

(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

     -    $10,000 investment

     -    5% annual return

     -    redemption at the end of each period

     -    no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs will be different.

                            EXPENSE EXAMPLE

SPECIAL OPPORTUNITIES     1      3       5       10
EQUITY FUND             YEAR   YEARS   YEARS    YEARS
---------------------   ----   -----   -----   ------
INSTITUTIONAL SHARES    $106    $331    $574   $1,271

RISK/RETURN SUMMARY AND FUND EXPENSES                         EQUITY INCOME FUND

                                 RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE             The Fund seeks capital growth and current
                                 income.

PRINCIPAL                        To pursue this goal, the Fund invests primarily
INVESTMENT STRATEGIES            in dividend-paying equity securities, in
                                 particular common stocks of companies with a
                                 history of increasing dividend rates, and
                                 convertible debt securities and convertible
                                 preferred stock, which are convertible into
                                 common stock, with favorable long-term
                                 fundamental characteristics. As part of its
                                 investment strategy, the Fund may invest in
                                 convertible securities that offer above average
                                 current yield with participation in underlying
                                 equity performance. Because yield is a primary
                                 consideration in selecting securities, the Fund
                                 may purchase stocks of companies that are out
                                 of favor in the financial community and
                                 therefore, are selling below what the portfolio
                                 manager believes to be their long-term
                                 investment value.

                                 The Fund may also invest in certain other equity and debt securities in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see Additional
                                 Investment Strategies and Risks on page 83 or consult the Statement of Additional Information
                                 ("SAI").

PRINCIPAL                        Your investment in the Fund may be subject to
INVESTMENT RISKS                 the following principal risks:

                                 MARKET RISK: The possibility that the Fund's stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

                                 INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

                                 CREDIT RISK: The possibility that an issuer cannot make timely interest and principal payments on its debt securities such as bonds.
                                 The lower a security's rating, the greater its credit risk.

                                 INCOME RISK: The possibility that the Fund's income will decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

                                 INVESTMENT STYLE RISK: The possibility that the market segment on which this Fund focuses - income-producing equities - will underperform other kinds of investments or market averages.

                                 The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                 Additional Investment Strategies and Risks on page 83.

RISK/RETURN SUMMARY AND FUND EXPENSES                         EQUITY INCOME FUND

The chart and table on this page show how the Equity Income Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index of common stocks. Of course, past performance does not indicate how the Fund will perform in the future.

PERFORMANCE BAR CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR INSTITUTIONAL SHARES(1)

                        "Performance Bar Chart and Table"

The performance information shown above is based on a calendar year.

Best quarter:    4.07%   6/30/05
Worst quarter:   1.26%   3/31/05

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended
December 31, 2005)(1)

                                                                          SINCE INCEPTION
                                                                 1 YEAR      (6/30/04)
                                                                 ------   ---------------
INSTITUTIONAL SHARES(2)
   RETURN BEFORE TAXES                                           11.01%        17.37%
   RETURN AFTER TAXES ON DISTRIBUTIONS                            9.83%        16.38%
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES    7.74%        14.50%
S&P 500 INDEX
(reflects no deductions for fees, expenses, or taxes)             4.91%         8.14%

(1)  Both charts assume reinvestment of dividends and distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

RISK/RETURN SUMMARY AND FUND EXPENSES                         EQUITY INCOME FUND

As an investor in the Equity Income Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES           INSTITUTIONAL
(FEES PAID BY YOU DIRECTLY)(1)                 SHARES
------------------------------             -------------
Maximum Sales Charge (load) on Purchases       None
Maximum Deferred Sales Charge (load)           None
Redemption Fee (on shares sold within
   7 calendar days of purchase)(2)             2.00%

ANNUAL FUND OPERATING EXPENSES             INSTITUTIONAL
(FEES PAID FROM FUND ASSETS)                   SHARES
------------------------------             -------------
Management Fee                                 0.70%
Distribution and Service (12b-1) Fee           0.00%
Other Expenses                                 0.34%
Total Annual Fund Operating Expenses(3)        1.04%

(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption if you request a wire transfer. This fee is currently being waived.

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

     -    $ 10,000 investment

     -    5% annual return

     -    redemption at the end of each period

     -    no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs will be different.

                                 EXPENSE EXAMPLE

EQUITY INCOME FUND     1 YEAR   3 YEARS   5 YEARS   10 YEARS
------------------     ------   -------   -------   --------
INSTITUTIONAL SHARES    $106      $331      $574     $1,271

RISK/RETURN SUMMARY AND FUND EXPENSES                                   OVERVIEW

                                 BOND FUNDS

TAXABLE BOND FUNDS               The Short U.S. Government Fund, the
                                 Intermediate U.S. Government Fund and the Total
                                 Return Bond Fund seek current income consistent
                                 with the preservation of capital and invest
                                 primarily in fixed income securities such as
                                 U.S. government securities or corporate, bank
                                 and commercial obligations.

WHO MAY WANT TO INVEST           Consider investing in these Funds if you are:

                                      -    looking to add a monthly income
                                           component to your portfolio

                                      -    willing to accept the risks of price
                                           and dividend fluctuations

                                 These Funds may not be appropriate if you are:

                                      -    investing emergency reserves

                                      -    uncomfortable with an investment that
                                           will fluctuate in value

TAX-FREE BOND FUNDS              The Kentucky Intermediate Tax-Free Fund, the
                                 Maryland Intermediate Tax-Free Fund, the North
                                 Carolina Intermediate Tax-Free Fund, the South
                                 Carolina Intermediate Tax-Free Fund, the
                                 Virginia Intermediate Tax-Free Fund, and the
                                 West Virginia Intermediate Tax-Free Fund seek
                                 tax-exempt income and invest primarily in
                                 municipal securities which are exempt from
                                 federal and Kentucky, Maryland, North Carolina,
                                 South Carolina, Virginia, or West Virginia
                                 income taxes, respectively.

WHO MAY WANT TO INVEST           Consider investing in these Funds if you are:

                                      -    looking to add a monthly income
                                           component to your portfolio

                                      -    seeking monthly federal and Kentucky,
                                           Maryland, North Carolina, South
                                           Carolina, Virginia, or West Virginia
                                           tax-exempt dividends

                                      -    willing to accept the risks of price
                                           and dividend fluctuations

                                 These Funds may not be appropriate if you are:

                                      -    investing through a tax-exempt
                                           retirement plan

                                      -    uncomfortable with an investment that
                                           will fluctuate in value

                                      -    investing emergency reserves

RISK/RETURN SUMMARY AND FUND EXPENSES                 SHORT U.S. GOVERNMENT FUND

                                 RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE             The Fund seeks current income consistent with
                                 the preservation of capital.

PRINCIPAL                        To pursue this goal, the Fund invests primarily
INVESTMENT STRATEGIES            in securities issued or guaranteed by the U.S.
                                 Government or its agencies or instrumentalities
                                 ("U.S. Government Securities"), some of which
                                 may be subject to repurchase agreements, or in
                                 "high grade" (rated at the time of purchase in
                                 one of the three highest rating categories by
                                 an NRSRO or are determined by the portfolio
                                 manager to be of comparable quality)
                                 collateralized mortgage obligations ("CMOs").
                                 The Fund may also invest in short-term
                                 obligations, commercial bonds and the shares of
                                 other investment companies. The duration of the
                                 Fund will be from 1.0 to 3.5 years.

                                 In managing the portfolio, the portfolio manager uses a "top down" investment management approach focusing on allocation among sectors, interest rate risk, credit risk, and individual securities selection. The portfolio manager sets and continually adjusts a target for the interest rate sensitivity of the Fund's holdings based upon expectations about interest rates and other economic factors. The portfolio manager then selects individual securities consistent with the target by looking for the best relative values within particular sectors.

                                 The Fund may also invest in certain other debt securities. For a more complete description of the various securities in which the Fund may invest, please see Additional Investment
                                 Strategies and Risks on page 83 or consult the SAI.

PRINCIPAL                        Your investment in the Fund may be subject to
INVESTMENT RISKS                 the following principal risks:

                                 INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

                                 INCOME RISK: The possibility that the Fund's income will decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

                                 PREPAYMENT/CALL RISK: If a significant number of the mortgages underlying a mortgage-backed bond are refinanced, the bond may be "prepaid."
                                 Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call" -- or repay -- higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

                                 ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

                                 CREDIT RISK: The possibility that an issuer cannot make timely interest and principal payments on its debt securities, such as bonds.
                                 The lower a security's rating, the greater its credit risk.

                                 U.S. GOVERNMENT AGENCY SECURITIES: The Fund invests in securities issued or guaranteed by the U.S. government securities (such as Fannie
                                 Mae or Ginnie Mae securities). Although U.S.
                                 government securities issued directly by the U.S. government are guaranteed by the U.S.
                                 Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

                                 The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                 Additional Investment Strategies and Risks on page 83.

RISK/RETURN SUMMARY AND FUND EXPENSES                 SHORT U.S. GOVERNMENT FUND

The chart and table on this page show how the Short U.S. Government Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Merrill Lynch 1-5 Year U.S. Treasuries/Agencies Index, a widely recognized, unmanaged index of U.S. government and agency bonds that have a minimum size of $150 million. Of course, past performance does not indicate how the Fund will perform in the future.

Performance Bar Chart and Table
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR INSTITUTIONAL SHARES(1)

                       "Performance Bar Chart and Table"

The performance information shown above is based on a calendar year.

Best quarter:     3.79%   9/30/98
Worst quarter:   -1.32%   6/30/04

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended
December 31, 2005)(1)

                                                                                               SINCE INCEPTION
                                                                 1 YEAR   5 YEARS   10 YEARS      (11/30/92)
                                                                 ------   -------   --------   ---------------
INSTITUTIONAL SHARES(2)
   RETURN BEFORE TAXES                                            1.43%    3.23%      4.22%         4.62%
   RETURN AFTER TAXES ON DISTRIBUTIONS                            0.23%    1.76%      2.34%         2.64%
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES    0.92%    1.87%      2.43%         2.70%
MERRILL LYNCH 1-5 YEAR U.S. TREASURIES/AGENCIES INDEX(3)
(reflects no deductions for fees, expenses, or taxes)             1.45%    4.17%      5.11%         5.41%
MERRILL LYNCH 1-5 YEAR U.S. TREASURY INDEX(3)
(reflects no deductions for fees, expenses, or taxes)             1.39%    4.07%      5.04%         5.36%

(1) Both charts assume reinvestment of dividends and distributions. For current performance information including the Fund's 30-day yield, call 1-800-228-1872.

(2) After-tax returns are calculated using historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3) The Fund has changed its standardized benchmark from the Merrill Lynch 1-5 Year U.S. Treasury Index to the Merrill Lynch 1-5 Year Treasuries/Agencies Index in order to better represent the Fund's investment policies for comparison purposes.

RISK/RETURN SUMMARY AND FUND EXPENSES                 SHORT U.S. GOVERNMENT FUND

As an investor in the Short U.S. Government Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES   INSTITUTIONAL
(FEES PAID BY YOU DIRECTLY)(1)         SHARES
--------------------------------   -------------
Maximum Sales Charge (load)
on Purchases                            None
Maximum Deferred Sales Charge
(load)                                  None
Redemption Fee (on shares sold
within 7 calendar days of
purchase)(2)                            2.00%

ANNUAL FUND OPERATING EXPENSES     INSTITUTIONAL
(FEES PAID FROM FUND ASSETS)           SHARES
------------------------------     -------------
Management Fee(3)                       0.60%
Distribution and Service
(12b-1) Fee                             0.00%
Other Expenses                          0.20%
Total Fund Operating Expenses           0.80%
   Fee Waiver or Expense
   Reimbursement(3)                    -0.15%
Net Fund Operating Expenses(3)          0.65%

(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.45% for the period from February 1, 2006 through January 31, 2007.

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

     -    $10,000 investment

     -    5% annual return

     -    redemption at the end of each period

     -    no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs will be different.

                                 EXPENSE EXAMPLE

SHORT U.S.
GOVERNMENT FUND        1 YEAR   3 YEARS   5 YEARS   10 YEARS
---------------        ------   -------   -------   --------
INSTITUTIONAL SHARES     $66      $240      $429      $976

RISK/RETURN SUMMARY AND FUND EXPENSES          INTERMEDIATE U.S. GOVERNMENT FUND

                                 RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE             The Fund seeks current income consistent with
                                 the preservation of capital.

PRINCIPAL                        To pursue this goal, the Fund invests primarily
INVESTMENT STRATEGIES            in securities issued or guaranteed by the U.S.
                                 Government or its agencies or instrumentalities
                                 ("U.S. Government Securities"), some of which
                                 may be subject to repurchase agreements, or in
                                 "high grade" (rated at the time of purchase in
                                 one of the three highest rating categories by
                                 an NRSRO or are determined by the portfolio
                                 manager to be of comparable quality)
                                 collateralized mortgage obligations ("CMOs").
                                 The Fund may also invest in short-term
                                 obligations, commercial bonds and the shares of
                                 other investment companies. The duration range
                                 of the Fund will be from 3.0 to 7.0 years.

                                 In managing the portfolio, the portfolio manager uses a "top down" investment management approach focusing on allocation among sectors, interest rate risk, credit risk, and individual securities selection. The portfolio manager sets and continually adjusts a target for the interest rate sensitivity of the Fund's holdings based upon expectations about interest rates and other economic factors. The portfolio manager then selects individual securities consistent with the target by looking for the best relative values within particular sectors.

                                 The Fund may also invest in certain other debt securities in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see Additional Investment
                                 Strategies and Risks on page 83 or consult the SAI.

PRINCIPAL                        Your investment in the Fund may be subject to
INVESTMENT RISKS                 the following principal risks:

                                 INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

                                 INCOME RISK: The possibility that the Fund's income will decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

                                 PREPAYMENT/CALL RISK: If a significant number of the mortgages underlying a mortgage-backed bond are refinanced, the bond may be "prepaid."
                                 Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call" -- or repay -- higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

                                 ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

                                 CREDIT RISK: The possibility that an issuer cannot make timely interest and principal payments on its debt securities such as bonds.
                                 The lower a security's rating the greater its credit risk.

                                 U.S. GOVERNMENT AGENCY SECURITIES: The Fund invests in securities issued or guaranteed by the U.S. government or its agencies (such as Fannie Mae or Ginnie Mae securities). Although
                                 U.S. government securities issued directly by the U.S. government are guaranteed by the U.S.
                                 Treasury, other U.S. government securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

                                 The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                 Additional Investment Strategies and Risks on page 83.

RISK/RETURN SUMMARY AND FUND EXPENSES          INTERMEDIATE U.S. GOVERNMENT FUND

The chart and table on this page show how the Intermediate U.S. Government Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Lehman Brothers U.S. Government/Mortgage Bond Index, an unmanaged index of U.S. Treasury, government agency and mortgage-backed securities with maturities of 10 years or less. Of course, past performance does not indicate how the Fund will perform in the future.

PERFORMANCE BAR CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR INSTITUTIONAL SHARES(1)

                        "Performance Bar Chart and Table"

The performance information shown above is based on a calendar year.

Best quarter:     6.01%   9/30/98
Worst quarter:   -2.62%   3/31/96

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended
December 31, 2005)(1)

                                                                       SINCE INCEPTION
                                         1 YEAR   5 YEARS   10 YEARS      (10/9/92)
                                         ------   -------   --------   ---------------
INSTITUTIONAL SHARES(2)
   RETURN BEFORE TAXES                    1.89%    4.66%      5.23%         5.71%
   RETURN AFTER TAXES ON DISTRIBUTIONS    0.42%    2.91%      3.17%         3.51%
   RETURN AFTER TAXES ON DISTRIBUTIONS
   AND SALE OF FUND SHARES                1.22%    2.96%      3.20%         3.52%
LEHMAN BROTHERS U.S.
GOVERNMENT/MORTGAGE BOND INDEX
(reflects no deductions for fees,
expenses, or taxes)                       2.63%    5.40%      6.02%         6.32%(3)

(1) Both charts assume reinvestment of dividends and distributions. For current performance information including the Fund's 30-day yield, call 1-800-228-1872.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)  Since 9/30/92.

RISK/RETURN SUMMARY AND FUND EXPENSES          INTERMEDIATE U.S. GOVERNMENT FUND

As an investor in the Intermediate U.S. Government Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES
(FEES PAID BY YOU DIRECTLY)(1)             INSTITUTIONAL SHARES
--------------------------------           --------------------
Maximum Sales Charge (load) on Purchases           None
Maximum Deferred Sales Charge (load)               None
Redemption Fee (on shares sold within 7
   calendar days of purchase)(2)                   2.00%

ANNUAL FUND OPERATING EXPENSES
(FEES PAID FROM FUND ASSETS)               INSTITUTIONAL SHARES
----------------------------               --------------------
Management Fee(3)                                  0.60%
Distribution and Service (12b-1) Fee               0.00%
Other Expenses                                     0.20%
Total Fund Operating Expenses                      0.80%
   Fee Waiver or Expense
      Reimbursement(3)                            -0.12%
Net Fund Operating Expenses(3)                     0.68%

(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.48% for the period from February 1, 2006 through January 31, 2007.

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

     -    $ 10,000 investment

     -    5% annual return

     -    redemption at the end of each period

     -    no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs will be different.

                                 EXPENSE EXAMPLE

INTERMEDIATE
U.S. GOVERNMENT FUND   1 YEAR   3 YEARS   5 YEARS   10 YEARS
--------------------   ------   -------   -------   --------
INSTITUTIONAL SHARES     $69      $243      $432      $979

                                                          TOTAL RETURN BOND FUND
RISK/RETURN SUMMARY                                   (FORMERLY THE INTERMEDIATE
AND FUND EXPENSES                                           CORPORATE BOND FUND)

                                 RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE             The Fund seeks a high level of current income
                                 and a competitive total return.

PRINCIPAL                        To pursue this goal, the Fund invests primarily
INVESTMENT STRATEGIES            in a diversified portfolio of bonds, including:
                                 securities issued or guaranteed by the U.S.
                                 government, its agencies or instrumentalities,
                                 corporate bonds, asset-backed securities,
                                 mortgage-backed securities, including
                                 commercial mortgage-backed securities, and
                                 convertible securities. The Fund will invest
                                 the portion of its assets invested in corporate
                                 bonds primarily in investment grade corporate
                                 bonds. The Fund may invest up to 25% of its
                                 total assets in bonds that are below investment
                                 grade, which are commonly referred to as "high
                                 yield" or "junk" bonds, and/or foreign and
                                 emerging market bonds.

                                 In managing the portfolio, the manager uses a "top down" investment management approach focusing on interest rate risk, allocation among sectors, credit risk, and individual securities selection. The manager employs a proprietary regression model which provides an indication of the trend in interest rates, either rising or falling, over a three month forward looking horizon enabling the firm to position its portfolios relative to the benchmark in terms of duration. For yield curve management, in addition to the trend in interest rates, other factors such as future inflation expectations, supply factors, and forward curve analysis are considered. Sector weightings are driven by a combination of the firm's macro view on interest rates and volatility as well as relative spread analysis.
                                 Utilizing fundamental analysis the manager then selects individual securities consistent with the target by looking for the best relative values within particular sectors. The analysis incudes an attempt to understand the structure and embedded features of potential securities.
                                 Features that are analyzed include puts, calls, sinking fund requirements, prepayment and extension risk, and individual company financial date for potential corporate holdings. Scenario analysis is the primary tool employed for these assessments.

                                 The Fund may also invest in certain other debt securities in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see Additional Investment
                                 Strategies and Risks on page 83 or consult the SAI.

                                                          TOTAL RETURN BOND FUND
RISK/RETURN SUMMARY                                   (FORMERLY THE INTERMEDIATE
AND FUND EXPENSES                                           CORPORATE BOND FUND)

PRINCIPAL                        INTEREST RATE RISK: The possibility that the
INVESTMENT RISKS                 value of the Fund's investments will decline
                                 due to an increase in interest rates. Interest
                                 rate risk is generally high for longer-term
                                 bonds and low for shorter-term bonds.

                                 CREDIT RISK: The possibility that an issuer cannot make timely interest and principal payments on its debt securities such as bonds.
                                 The lower a security's rating, the greater its credit risk.

                                 INCOME RISK: The possibility that the Fund's income will decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

                                 PREPAYMENT/CALL RISK: If a significant number of the mortgages underlying a mortgage-backed bond are refinanced, the bond may be "prepaid."
                                 Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call" -- or repay -- higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

                                 ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

                                 HIGH-YIELD/HIGH-RISK DEBT SECURITIES:
                                 High-yield/high-risk debt securities are securities that are rated below investment grade by the primary rating agencies. These securities are considered speculative and involve greater risk of loss than investment grade debt securities.

                                 FOREIGN INVESTMENT RISK: Foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by myriad factors, including currency fluctuations and social, economic or political instability.
                                 These risks are particularly pronounced for emerging markets.

                                 The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                 Additional Investment Strategies and Risks on page 83 or consult the SAI.

                                                          TOTAL RETURN BOND FUND
RISK/RETURN SUMMARY                                   (FORMERLY THE INTERMEDIATE
AND FUND EXPENSES                                           CORPORATE BOND FUND)

This chart and table on this page show how the Total Return Bond Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance to that of the Lehman Brothers Aggregate Index, an index that covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Of course, past performance does not indicate how the Fund will perform in the future.

PERFORMANCE BAR CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR INSTITUTIONAL SHARES(1)

                        "Performance Bar Chart and Table"

The performance information shown above is based on a calendar year.

Best quarter:    4.67%   9/30/02
Worst quarter:  -3.22%   6/30/04

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2005)(1)

                                                            SINCE INCEPTION
                                         1 YEAR   5 YEARS      (12/2/99)
                                         ------   -------   ---------------
INSTITUTIONAL SHARES(2)
   RETURN BEFORE TAXES                    1.79%    5.56%        6.15%
   RETURN AFTER TAXES ON DISTRIBUTIONS    0.16%    3.51%        4.00%
   RETURN AFTER TAXES ON DISTRIBUTIONS
      AND SALE OF FUNDS SHARES            1.24%    3.53%        3.96%
LEHMAN BROTHERS AGGREGATE INDEX(4)
(reflects no deductions for fees,
expenses, or taxes)                       2.43%    5.87%        6.63%(3)
LEHMAN BROTHERS U.S. CREDIT INDEX(4)
(reflects no deductions for fees,
   expenses, or taxes)                    1.96%    7.11%        7.29%(3)

(1) Both charts assume reinvestment of dividends and distributions. For current performance information including the Fund's 30-day yield, call 1-800-228-1872.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)  Since 11/30/99.

(4) The Fund has changed its standardized benchmark from the Lehman Brothers U.S. Credit Index to the Lehman Brothers Aggregate Index in order to better represent the Fund's investment policies for comparison purposes.

                                                          TOTAL RETURN BOND FUND
RISK/RETURN SUMMARY                                   (FORMERLY THE INTERMEDIATE
AND FUND EXPENSES                                           CORPORATE BOND FUND)

As an investor in the Total Return Bond Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES
(FEES PAID BY YOU DIRECTLY)(1)              INSTITUTIONAL SHARES
--------------------------------            --------------------
Maximum Sales Charge (load) on Purchases             None
Maximum Deferred Sales Charge (load)                 None
Redemption Fee (on shares sold
within 7 calendar days of purchase)(2)               2.00%

ANNUAL FUND OPERATING EXPENSES
(FEES PAID FROM FUND ASSETS)                INSTITUTIONAL SHARES
------------------------------              --------------------
Management Fee(3)                                    0.60%
Distribution and Service (12b-1) Fee                 0.00%
Other Expenses                                       0.20%
Total Fund Operating Expenses                        0.80%
   Fee Waiver or Expense Reimbursement(3)           -0.12%
Net Fund Operating Expenses(3)                       0.68%

(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.48% for the period from February 1, 2006 through January 31, 2007.

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

     -    $10,000 Investment

     -    5% Annual Return

     -    redemption at the end of each period

     -    no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs will be different.

                                 EXPENSE EXAMPLE

TOTAL RETURN BOND FUND   1 YEAR   3 YEARS   5 YEARS   10 YEARS
----------------------   ------   -------   -------   --------
INSTITUTIONAL SHARES       $69      $243      $432      $979

RISK/RETURN SUMMARY AND FUND EXPENSES        KENTUCKY INTERMEDIATE TAX-FREE FUND

                                 RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE             The Fund seeks current income exempt from
                                 federal and Kentucky income taxes consistent
                                 with preservation of capital.

PRINCIPAL                        To pursue this goal, the Fund invests primarily
INVESTMENT STRATEGIES            in municipal securities of the Commonwealth of
                                 Kentucky and its political subdivisions, that
                                 provide income exempt from both federal
                                 personal income tax and Kentucky personal
                                 income tax. The Fund invests in Kentucky
                                 municipal securities only if they are
                                 "investment grade" (rated at the time of
                                 purchase in one of the four highest rating
                                 categories by an NRSRO, or are determined by
                                 the portfolio manager to be of comparable
                                 quality). The Fund will maintain an average
                                 duration of 3.5 to 8 years.

                                 In managing the Fund's portfolio, the portfolio manager uses a "top down" investment management approach focusing on interest rates and credit quality. The portfolio manager sets, and continually adjusts, a target for the interest rate sensitivity of the Fund's portfolio based on expectations about interest rate movements.
                                 The portfolio manager then selects securities consistent with this target based on their individual characteristics.

                                 The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see Additional
                                 Investment Strategies and Risks on page 83 or consult the SAI.

PRINCIPAL                        Your investment in the Fund may be subject to
INVESTMENT RISKS                 the following principal risks:

                                 INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

                                 STATE SPECIFIC RISK: By concentrating its investments in securities issued by Kentucky and its political subdivisions the Fund may be more vulnerable to unfavorable developments in Kentucky than funds that are more geographically diversified.

                                 CREDIT RISK: The possibility that an issuer cannot make timely interest and principal payments on its debt securities, such as bonds.
                                 The lower a security's rating, the greater its credit risk.

                                 NON-DIVERSIFIED RISK: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer compared with other funds. Accordingly, the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry.

                                 CALL RISK: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call" -- or repay -- higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.

                                 ESTIMATED MATURITY RISK: The possibility that an underlying obligor will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

                                 INCOME RISK: The possibility that the Fund's income will decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

                                 The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see Additional Investment Strategies and Risks on page 83 or consult the SAI.

RISK/RETURN SUMMARY AND FUND EXPENSES        KENTUCKY INTERMEDIATE TAX-FREE FUND

The chart and table on this page show how the Kentucky Intermediate Tax-Free Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index generally representative of the performance of municipal bonds with a minimum credit of at least Baa, a maturity value of at least $5 million and a maturity range of 6-8 years. Of course, past performance does not indicate how the Fund will perform in the future.

PERFORMANCE BAR CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR INSTITUTIONAL SHARES(1)

                       "Performance Bar Chart and Table"

The performance information shown above is based on a calendar year.

Best quarter:     2.69%  9/30/04
Worst quarter:   -2.17%  6/30/04

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended
December 31, 2005)(1)

                                                                   SINCE INCEPTION
                                                          1 YEAR      (2/24/03)
                                                          ------   ---------------
INSTITUTIONAL SHARES(2)
   RETURN BEFORE TAXES                                     1.38%       2.85%
   RETURN AFTER TAXES ON DISTRIBUTIONS                     1.38%       2.85%
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
      FUNDS SHARES                                         1.93%       2.84%
LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX
(reflects no deductions for fees, expenses or taxes)       1.72%       3.20%(3)

(1) Both charts assume reinvestment of dividends and distributions. For current performance information including the Fund's 30-day yield, call 1-800-228-1872.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)  Since 2/28/03.

RISK/RETURN SUMMARY AND FUND EXPENSES        KENTUCKY INTERMEDIATE TAX-FREE FUND

As an investor in the Kentucky Intermediate Tax-Free Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES   INSTITUTIONAL
(FEES PAID BY YOU DIRECTLY)(1)         SHARES
--------------------------------   -------------
Maximum Sales Charge (load)
on Purchases                           None
Maximum Deferred Sales Charge
(load)                                 None
Redemption Fee (on shares sold
within 7 calendar days of
purchase)(2)                           2.00%

ANNUAL FUND OPERATING EXPENSES     INSTITUTIONAL
(FEES PAID FROM FUND ASSETS)           SHARES
--------------------------------   -------------
Management Fee(3)                       0.60%
Distribution and Service
(12b-1) Fee                             0.00%
Other Expenses                          0.30%
Total Fund Operating Expenses           0.90%
   Fee Waiver or Expense
   Reimbursement(3)                    -0.20%
Net Fund Operating Expenses(3)          0.70%

(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.40% for the period from February 1, 2006 through January 31, 2007.

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

     -    $10,000 investment

     -    5% annual return

     -    redemption at the end of each period

     -    no changes in the fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs will be different.

                                 EXPENSE EXAMPLE

KENTUCKY INTERMEDIATE     1      3       5       10
TAX-FREE FUND           YEAR   YEARS   YEARS    YEARS
---------------------   ----   -----   -----   ------
INSTITUTIONAL SHARES     $72    $267    $479   $1,089

RISK/RETURN SUMMARY AND FUND EXPENSES        MARYLAND INTERMEDIATE TAX-FREE FUND

                                 RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE             The Fund seeks current income exempt from
                                 federal and Maryland income taxes consistent
                                 with preservation of capital.

PRINCIPAL                        To pursue this goal, the Fund invests primarily
INVESTMENT STRATEGIES            in municipal securities of the State of
                                 Maryland and its political subdivisions, that
                                 provide income exempt from both federal
                                 personal income tax and Maryland personal
                                 income tax. The Fund invests in Maryland
                                 municipal securities only if they are
                                 "investment grade" (rated at the time of
                                 purchase in one of the four highest rating
                                 categories by an NRSRO, or are determined by
                                 the portfolio manager to be of comparable
                                 quality). The Fund will maintain an average
                                 duration of 3.5 to 8 years.

                                 In managing the Fund's portfolio, the portfolio manager uses a "top down" investment management approach focusing on interest rates and credit quality. The portfolio manager sets, and continually adjusts, a target for the interest rate sensitivity of the Fund's portfolio based on expectations about interest rate movements.
                                 The portfolio manager then selects securities consistent with this target based on their individual characteristics.

                                 The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see Additional
                                 Investment Strategies and Risks on page 83 or consult the SAI.

PRINCIPAL                        Your investment in the Fund may be subject to
INVESTMENT RISKS                 the following principal risks:

                                 INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

                                 STATE SPECIFIC RISK: By concentrating its investments in securities issued by Maryland and its political subdivisions the Fund may be more vulnerable to unfavorable developments in Maryland than funds that are more geographically diversified.

                                 CREDIT RISK: The possibility that an issuer cannot make timely interest and principal payments on its debt securities, such as bonds.
                                 The lower a security's rating, the greater its credit risk.

                                 NON-DIVERSIFIED RISK: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer compared with other funds. Accordingly, the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry.

                                 CALL RISK: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call" -- or repay -- higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.

                                 ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

                                 INCOME RISK: The possibility that the Fund's income will decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

                                 The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see Additional Investment Strategies and Risks on page 83 or consult the SAI.

RISK/RETURN SUMMARY AND FUND EXPENSES        MARYLAND INTERMEDIATE TAX-FREE FUND

The chart and table on this page show how the Maryland Intermediate Tax-Free Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index generally representative of the performance of municipal bonds with a minimum credit of at least Baa, a maturity value of at least $5 million and a maturity range of 6-8 years. Of course, past performance does not indicate how the Fund will perform in the future.

PERFORMANCE BAR CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR INSTITUTIONAL SHARES(1)

                        "Performance Bar Chart and Table"

The performance information shown above is based on a calendar year.

Best quarter:     2.84%  9/30/04
Worst quarter:   -2.34%  6/30/04

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended
December 31, 2005)(1)

                                                                SINCE INCEPTION
                                                       1 YEAR      (2/24/03)
                                                       ------   ---------------
INSTITUTIONAL SHARES(2)
   RETURN BEFORE TAXES                                  1.62%       2.72%
   RETURN AFTER TAXES ON DISTRIBUTIONS                  1.62%       2.72%
   RETURN AFTER TAXES ON DISTRIBUTIONS AND
      SALE OF FUNDS SHARES                              2.07%       2.70%
LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX
(reflects no deductions for fees, expenses or taxes)    1.72%       3.20%(3)

(1) Both charts assume reinvestment of dividends and distributions. For current performance information including the Fund's 30-day yield, call 1-800-228-1872.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)  Since 2/28/03.

RISK/RETURN SUMMARY AND FUND EXPENSES        MARYLAND INTERMEDIATE TAX-FREE FUND

As an investor in the Maryland Intermediate Tax-Free Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES   INSTITUTIONAL
(FEES PAID BY YOU DIRECTLY)(1)         SHARES
--------------------------------   -------------
Maximum Sales Charge (load)
on Purchases                            None
Maximum Deferred Sales Charge
(load)                                  None
Redemption Fee (on shares sold
within 7 calendar days of
purchase)(2)                            2.00%

ANNUAL FUND OPERATING EXPENSES     INSTITUTIONAL
(FEES PAID FROM FUND ASSETS)           SHARES
------------------------------     -------------
Management Fee(3)                       0.60%
Distribution and Service
(12b-1) Fee                             0.00%
Other Expenses                          0.34%
Total Fund Operating Expenses           0.94%
   Fee Waiver or Expense
   Reimbursement(3)                    -0.30%
Net Fund Operating Expenses(3)          0.64%

(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.30% for the period from February 1, 2006 through January 31, 2007.

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

     -    $ 10,000 investment

     -    5% annual return

     -    redemption at the end of each period

     -    no changes in the fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs will be different.

                                 EXPENSE EXAMPLE

MARYLAND INTERMEDIATE    1       3       5       10
TAX-FREE FUND           YEAR   YEARS   YEARS    YEARS
---------------------   ----   -----   -----   ------
INSTITUTIONAL SHARES     $65    $270    $491   $1,127

RISK/RETURN SUMMARY AND FUND EXPENSES  NORTH CAROLINA INTERMEDIATE TAX-FREE FUND

                                 RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE             The Fund seeks current income exempt from
                                 federal and North Carolina income taxes
                                 consistent with preservation of capital.

PRINCIPAL                        To pursue this goal, the Fund invests primarily
INVESTMENT STRATEGIES            in municipal securities of the State of North
                                 Carolina and its political subdivisions that
                                 provide income exempt from both Federal
                                 personal income tax and North Carolina personal
                                 income tax. The Fund invests in North Carolina
                                 municipal securities only if they are
                                 "investment grade" (rated at the time of
                                 purchase in one of the four highest rating
                                 categories by an NRSRO, or are determined by
                                 the portfolio manager to be of comparable
                                 quality). The Fund will maintain an average
                                 duration of 3.5 to 8 years.

                                 In managing the Fund's portfolio, the portfolio manager uses a "top down" investment management approach focusing on interest rates and credit quality. The portfolio manager sets, and continually adjusts, a target for the interest rate sensitivity of the Fund's portfolio based on expectations about interest rate movements.
                                 The portfolio manager then selects securities consistent with this target based on their individual characteristics.

                                 The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see Additional
                                 Investment Strategies and Risks on page 83 or consult the SAI.

PRINCIPAL                        Your investment in the Fund may be subject to
INVESTMENT RISKS                 the following principal risks:

                                 INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

                                 STATE SPECIFIC RISK: By concentrating its investments in securities issued by North
                                 Carolina and its political subdivisions, the Fund may be more vulnerable to unfavorable developments in North Carolina than funds that are more geographically diversified.

                                 CREDIT RISK: The possibility that an issuer cannot make timely interest and principal payments on its debt securities, such as bonds.
                                 The lower a security's rating, the greater its credit risk.

                                 NON-DIVERSIFIED RISK: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer compared with other funds. Accordingly, the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry.

                                 CALL RISK: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call" -- or repay -- higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.

                                 ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

                                 INCOME RISK: The possibility that the Fund's income will decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

                                 The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see Additional Investment Strategies and Risks on page 83 or consult the SAI.

RISK/RETURN SUMMARY AND FUND EXPENSES  NORTH CAROLINA INTERMEDIATE TAX-FREE FUND

The chart and table on this page show how the North Carolina Intermediate Tax-Free Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index generally representative of the performance of municipal bonds with a minimum credit of at least Baa, a maturity value of at least $5 million and a maturity range of 6-8 years. Of course, past performance does not indicate how the Fund will perform in the future.

PERFORMANCE BAR CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR INSTITUTIONAL SHARES(1)

                       "Performance Bar Chart and Table"

The performance information shown above is based on a calendar year.

Best quarter:     4.07%  6/30/02
Worst quarter:   -2.31%  6/30/04

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended
December 31, 2005)(1)

                                              1 YEAR   5 YEARS   10 YEARS   SINCE INCEPTION
                                                                               (10/16/92)
                                              ------   -------   --------   ---------------
INSTITUTIONAL SHARES(2)
   RETURN BEFORE TAXES                         1.66%    4.19%      4.24%        4.35%
   RETURN AFTER TAXES ON DISTRIBUTIONS         1.51%    4.08%      4.17%        4.29%
   RETURN AFTER TAXES ON DISTRIBUTIONS AND
      SALE OF FUND SHARES                      2.48%    4.07%      4.17%        4.27%
LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX
(reflects no deductions for fees, expenses
   or taxes)                                   1.72%    5.13%      5.26%        5.77%(3)

(1) Both charts assume reinvestment of dividends and distributions. For current performance information including the Fund's 30-day yield, call 1-800-228-1872.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)  Since 10/31/92.

RISK/RETURN SUMMARY AND FUND EXPENSES  NORTH CAROLINA INTERMEDIATE TAX-FREE FUND

As an investor in the North Carolina Intermediate Tax-Free Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES   INSTITUTIONAL
(FEES PAID BY YOU DIRECTLY)(1)         SHARES
--------------------------------   -------------
Maximum Sales Charge (load)
on Purchases                            None
Maximum Deferred Sales Charge
(load)                                  None
Redemption Fee (on shares sold
within 7 calendar days of
purchase)(2)                            2.00%

ANNUAL FUND OPERATING EXPENSES     INSTITUTIONAL
(FEES PAID FROM FUND ASSETS)          SHARES
------------------------------     -------------
Management Fee(3)                       0.60%
Distribution and Service
(12b-1) Fee                             0.00%
Other Expenses                          0.22%
Total Fund Operating Expenses           0.82%
   Fee Waiver or Expense
   Reimbursement(3)                    -0.15%
Net Fund Operating Expenses(3)          0.67%

(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.45% for the period from February 1, 2006 through January 31, 2007.

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

     -    $ 10,000 investment

     -    5% annual return

     -    redemption at the end of each period

     -    no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs will be different.

                                 EXPENSE EXAMPLE

NORTH CAROLINA
INTERMEDIATE             1      3       5       10
TAX-FREE FUND          YEAR   YEARS   YEARS    YEARS
--------------         ----   -----   -----   ------
INSTITUTIONAL SHARES    $68    $247    $440   $1,000

RISK/RETURN SUMMARY AND FUND EXPENSES  SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND

                                 RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE             The Fund seeks current income exempt from
                                 federal and South Carolina income taxes
                                 consistent with preservation of capital.

PRINCIPAL                        To pursue this goal, the Fund invests primarily
INVESTMENT STRATEGIES            in municipal securities of the State of South
                                 Carolina and its political subdivisions that
                                 provide income exempt from both Federal
                                 personal income tax and South Carolina personal
                                 income tax. The Fund invests in South Carolina
                                 municipal securities only if they are
                                 "investment grade" (rated at the time of
                                 purchase in one of the four highest rating
                                 categories by an NRSRO, or are determined by
                                 the portfolio manager to be of comparable
                                 quality). The Fund will maintain an average
                                 duration of 3.5 to 8 years.

                                 In managing the Fund's portfolio, the portfolio manager uses a "top down" investment management approach focusing on interest rates and credit quality. The portfolio manager sets, and continually adjusts, a target for the interest rate sensitivity of the Fund's portfolio based on expectations about interest rate movements.
                                 The portfolio manager then selects securities consistent with this target based on their individual characteristics.

                                 The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see Additional
                                 Investment Strategies and Risks on page 83 or consult the SAI.

PRINCIPAL                        Your investment in the Fund may be subject to
INVESTMENT RISKS                 the following principal risks:

                                 INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

                                 STATE SPECIFIC RISK: By concentrating its investments in securities issued by South
                                 Carolina and its political subdivisions, the Fund may be more vulnerable to unfavorable developments in South Carolina than funds that are more geographically diversified.

                                 CREDIT RISK: The possibility that an issuer cannot make timely interest and principal payments on its debt securities, such as bonds.
                                 The lower a security's rating, the greater its credit risk.

                                 NON-DIVERSIFIED RISK: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer compared with other funds. Accordingly, the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry.

                                 CALL RISK: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call" -- or repay -- higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.

                                 ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

                                 INCOME RISK: The possibility that the Fund's income will decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

                                 The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see Additional Investment Strategies and Risks on page 83 or consult the SAI.

RISK/RETURN SUMMARY AND
FUND EXPENSES                          SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND

The chart and table on this page show how the South Carolina Intermediate Tax-Free Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index generally representative of the performance of municipal bonds with a minimum credit of at least Baa, a maturity value of at least $5 million and a maturity range of 6-8 years. Of course, past performance does not indicate how the Fund will perform in the future.

PERFORMANCE BAR CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR INSTITUTIONAL SHARES(1)

                        "Performance Bar Chart and Table"

The performance information shown above is based on a calendar year.

Best quarter:     4.12%  6/30/02
Worst quarter:   -2.40%  6/30/99

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended
December 31, 2005)(1)

                                                                 SINCE INCEPTION
                                              1 YEAR   5 YEARS      (10/20/97)
                                              ------   -------   ---------------
INSTITUTIONAL SHARES(2)
   RETURN BEFORE TAXES                         1.49%    4.39%        4.50%
   RETURN AFTER TAXES ON DISTRIBUTIONS         1.23%    4.31%        4.41%
   RETURN AFTER TAXES ON DISTRIBUTIONS AND
      SALE OF FUND SHARES                      2.54%    4.29%        4.38%
LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX
(reflects no deductions for fees, expenses
   or taxes)                                   1.72%    5.13%        5.17%(3)

(1) Both charts assume reinvestment of dividends and distributions. For current performance information including the Fund's 30-day yield, call 1-800-228-1872.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)  Since 10/31/97.

RISK/RETURN SUMMARY AND FUND EXPENSES  SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND

As an investor in the South Carolina Intermediate Tax-Free Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES   INSTITUTIONAL
(FEES PAID BY YOU DIRECTLY)(1)         SHARES
--------------------------------   -------------
Maximum Sales Charge (load)
on Purchases                            None
Maximum Deferred Sales Charge
(load)                                  None
Redemption Fee (on shares sold
within 7 calendar days of
purchase)(2)                            2.00%

ANNUAL FUND OPERATING EXPENSES     INSTITUTIONAL
(FEES PAID FROM FUND ASSETS)          SHARES
--------------------------------   -------------
Management Fee(3)                      0.60%
Distribution and Service
(12b-1) Fee                            0.00%
Other Expenses                         0.23%
Total Fund Operating Expenses          0.83%
   Fee Waiver or Expense
   Reimbursement(3)                   -0.15%
Net Fund Operating Expenses(3)         0.68%

(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.45% for the period from February 1, 2006 through January 31, 2007.

Use the table at right to compare fees and expenses with those of other funds. It Illustrates the amount of fees and expenses you would pay, assuming the following:

     -    $ 10,000 investment

     -    5% annual return

     -    redemption at the end of each period

     -    no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs will be different.

                                 EXPENSE EXAMPLE

SOUTH CAROLINA

INTERMEDIATE             1      3       5       10
TAX-FREE FUND          YEAR   YEARS   YEARS    YEARS
-------------          ----   -----   -----   ------
INSTITUTIONAL SHARES    $69    $250    $446   $1,011

RISK/RETURN SUMMARY AND FUND EXPENSES        VIRGINIA INTERMEDIATE TAX-FREE FUND

                                 RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE             The Fund seeks current income exempt from
                                 federal and Virginia income taxes consistent
                                 with preservation of capital.

PRINCIPAL                        To pursue this goal, the Fund invests primarily
INVESTMENT STRATEGIES            in municipal securities of the Commonwealth of
                                 Virginia and its political subdivisions that
                                 provide income exempt from both Federal
                                 personal income tax and Virginia personal
                                 income tax. The Fund invests in Virginia
                                 municipal securities only if they are
                                 "investment grade" (rated at the time of
                                 purchase in one of the four highest rating
                                 categories by an NRSRO, or are determined by
                                 the portfolio manager to be of comparable
                                 quality). The Fund will maintain on average
                                 duration of 3.5 to 8 years.

                                 In managing the Fund's portfolio, the portfolio manager uses a "top down" investment management approach focusing on interest rates and credit quality. The portfolio manager sets, and continually adjusts, a target for the interest rate sensitivity of the Fund's portfolio based on expectations about interest rate movements.
                                 The portfolio manager then selects securities consistent with this target based on their individual characteristics.

                                 The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see Additional
                                 Investment Strategies and Risks on page 83 or consult the SAI.

PRINCIPAL                        Your investment in the Fund may be subject to
INVESTMENT RISKS                 the following principal risks:
                                 INTEREST RATE RISK: The possibility that the
                                 value of the Fund's investments will decline
                                 due to an increase in interest rates. Interest
                                 rate risk is generally high for longer-term
                                 bonds and low for shorter-term bonds.

                                 STATE SPECIFIC RISK: By concentrating its investments in securities issued by Virginia and its political subdivisions, the Fund may be more vulnerable to unfavorable developments in Virginia than funds that are more geographically diversified.

                                 CREDIT RISK: The possibility that an issuer cannot make timely interest and principal payments on its debt securities, such as bonds.
                                 The lower a security's rating, the greater its credit risk.

                                 NON-DIVERSIFIED RISK: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer compared with other funds. Accordingly, the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry.

                                 CALL RISK: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call" -- or repay -- higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.

                                 ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

                                 INCOME RISK: The possibility that the Fund's income will decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

                                 The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see Additional Investment Strategies and Risks on page 83 or consult the SAI.

RISK/RETURN SUMMARY AND FUND EXPENSES        VIRGINIA INTERMEDIATE TAX-FREE FUND

The chart and table on this page show how the Virginia Intermediate Tax-Free Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index generally representative of the performance of municipal bonds with a minimum credit of at least Baa, a maturity value of at least $5 million and a maturity range of 6-8 years. Of course, past performance does not indicate how the Fund will perform in the future.

PERFORMANCE BAR CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR INSTITUTIONAL SHARES(1)

                        "Performance Bar Chart and Table"

The performance information shown above is based on a calendar year.

Best quarter:     3.88%  9/30/02
Worst quarter:   -2.03%  6/30/04

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended
December 31, 2005)(1)

                                                                 SINCE INCEPTION
                                              1 YEAR   5 YEARS      (5/17/99)
                                              ------   -------   ---------------
INSTITUTIONAL SHARES(2)
   RETURN BEFORE TAXES                         1.53%    4.16%        4.26%
   RETURN AFTER TAXES ON DISTRIBUTIONS         1.45%    4.09%        4.20%
   RETURN AFTER TAXES ON DISTRIBUTIONS AND
      SALE OF FUND SHARES                      2.39%    4.07%        4.18%
LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX
(reflects no deductions for fees, expenses,
   or taxes)                                   1.72%    5.13%        5.13%(3)

(1) Both charts assume reinvestment of dividends and distributions. For current performance information including the Fund's 30-day yield, call 1-800-228-1872.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)  Since 5/31/99.

RISK/RETURN SUMMARY AND FUND EXPENSES        VIRGINIA INTERMEDIATE TAX-FREE FUND

As an investor in the Virginia Intermediate Tax-Free Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES   INSTITUTIONAL
(FEES PAID BY YOU DIRECTLY)(1)         SHARES
--------------------------------   -------------
Maximum Sales Charge (load)
on Purchases                           None

Maximum Deferred Sales Charge
(load)                                 None

Redemption Fee (on shares sold
within 7 calendar days of
purchase)(2)                           2.00%

ANNUAL FUND OPERATING EXPENSES     INSTITUTIONAL
(FEES PAID FROM FUND ASSETS)           SHARES
--------------------------------   -------------
Management Fee(3)                       0.60%

Distribution and Service
(12b-1) Fee                             0.00%

Other Expenses                          0.21%

Total Fund Operating Expenses           0.81%

   Fee Waiver or Expense
   Reimbursement(3)                    -0.15%

Net Fund Operating Expenses(3)          0.66%

(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.45% for the period from February 1, 2006 through January 31, 2007.

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

     -    $10,000 Investment

     -    5% Annual Return

     -    redemption at the end of each period

     -    no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs will be different.

                                 EXPENSE EXAMPLE

VIRGINIA INTERMEDIATE     1      3       5       10
TAX-FREE FUND           YEAR   YEARS   YEARS   YEARS
---------------------   ----   -----   -----   -----
INSTITUTIONAL SHARES    $67     $244    $435    $988

RISK/RETURN SUMMARY AND FUND EXPENSES   WEST VIRGINIA INTERMEDIATE TAX-FREE FUND

                                 RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE             The Fund seeks current income exempt from
                                 federal and West Virginia income taxes
                                 consistent with preservation of capital.

PRINCIPAL                        To pursue this goal, the Fund invests primarily
INVESTMENT STRATEGIES            in municipal securities of West Virginia and
                                 its political subdivisions that provide income
                                 exempt from both federal personal income tax
                                 and West Virginia personal income tax. The Fund
                                 invests in West Virginia municipal securities
                                 only if they are "investment grade" (rated at
                                 the time of purchase in one of the four highest
                                 rating categories by an NRSRO, or are
                                 determined by the portfolio manager to be of
                                 comparable quality). The Fund will maintain an
                                 average duration of 3.5 to 8 years.

                                 In managing the Fund's portfolio, the portfolio manager uses a "top down" investment management approach focusing on interest rates and credit quality. The portfolio manager sets, and continually adjusts, a target for the interest rate sensitivity of the Fund's portfolio based on expectations about interest rate movements.
                                 The portfolio manager then selects securities consistent with this target based on their individual characteristics.

                                 The Fund is non-diversified and, therefore, may concentrate its investments in a limited number of issuers. The Fund may also invest in certain other debt securities in addition to those described above. For a more complete description of the various securities in which the Fund may invest, please see Additional
                                 Investment Strategies and Risks on page 83 or consult the SAI.

PRINCIPAL                        Your investment in the Fund may be subject to
INVESTMENT RISKS                 the following principal risks:

                                 INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

                                 STATE SPECIFIC RISK: By concentrating its investments in securities issued by West
                                 Virginia and its political subdivisions, the Fund may be more vulnerable to unfavorable developments in West Virginia than funds that are more geographically diversified.

                                 CREDIT RISK: The possibility that an issuer cannot make timely interest and principal payments on its debt securities, such as bonds.
                                 The lower a security's rating, the greater its credit risk.

                                 NON-DIVERSIFIED RISK: Because the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer compared with other funds. Accordingly, the Fund's portfolio may be more sensitive to changes in the market value of a single issuer or industry.

                                 CALL RISK: Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call" -- or repay -- higher-yielding bonds before their stated maturity date. As a result, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in call rates can cause bond prices and yields to be volatile.

                                 ESTIMATED MATURITY RISK: The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

                                 INCOME RISK: The possibility that the Fund's income will decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

                                 The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, including the state-specific risk associated with the Fund, please see Additional Investment Strategies and Risks on page 83 or consult the SAI.

RISK/RETURN SUMMARY AND FUND EXPENSES   WEST VIRGINIA INTERMEDIATE TAX-FREE FUND

The chart and table on this page show how the West Virginia Intermediate Tax-Free Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the Lehman Brothers 7-Year Municipal Bond Index, an unmanaged index generally representative of the performance of municipal bonds with a minimum credit of at least Baa, a maturity value of at least $5 million and a maturity range of 6-8 years. Of course, past performance does not indicate how the Fund will perform in the future.

PERFORMANCE BAR CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR INSTITUTIONAL SHARES(1,2)

                        "Performance Bar Chart and Table"

The performance information shown above is based on a calendar year.

Best quarter:     4.77%  12/31/00
Worst quarter:   -1.98%   6/30/04

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2005)(1,2)

                                                                                               SINCE INCEPTION
                                                                 1 YEAR   5 YEARS   10 YEARS      (12/1/93)
                                                                 ------   -------   --------   ---------------
INSTITUTIONAL SHARES(3)
   RETURN BEFORE TAXES                                            2.22%    4.39%      4.76%        4.90%
   RETURN AFTER TAXES ON DISTRIBUTIONS                            2.12%    4.20%      4.59%        4.75%
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES    2.91%    4.26%      4.63%        4.78%

LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX
(reflects no deductions for fees, expenses, or taxes)             1.72%    5.13%      5.26%        5.39%(4)

(1) Both charts assume reinvestment of dividends and distributions. For current performance information including the Fund's 30 day yield, call 1-800-228-1872.

(2) Performance data includes the performance of the OVB West Virginia Tax-Exempt Income Portfolio for the period prior to its consolidation with the BB&T West Virginia Intermediate Tax-Free Fund on July 23, 2001.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4)  Since 11/30/93.

RISK/RETURN SUMMARY AND FUND EXPENSES   WEST VIRGINIA INTERMEDIATE TAX-FREE FUND

As an investor in the West Virginia Intermediate Tax-Free Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES   INSTITUTIONAL
(FEES PAID BY YOU DIRECTLY)(1)         SHARES
--------------------------------   -------------
Maximum Sales Charge (load) on
Purchases                              None
Maximum Deferred Sales Charge
(load)                                 None
Redemption Fee (on shares sold
within 7 calendar days of
purchase)(2)                           2.00%

ANNUAL FUND OPERATING EXPENSES     INSTITUTIONAL
(FEES PAID FROM FUND ASSETS)           SHARES
------------------------------     -------------
Management Fee                          0.45%
Distribution and Service
(12b-1) Fee                             0.00%
Other Expenses                          0.22%
Total Fund Operating Expenses           0.67%

(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

Use the table at right to compare fees and expenses with those of other Funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

     -    $ 10,000 investment

     -    5% annual return

     -    redemption at the end of each period

     -    no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs will be different.

                                 EXPENSE EXAMPLE

WEST VIRGINIA
INTERMEDIATE TAX-FREE     1      3       5       10
FUND                    YEAR   YEARS   YEARS   YEARS
---------------------   ----   -----   -----   -----
INSTITUTIONAL SHARES    $68     $214    $373    $835

RISK/RETURN SUMMARY AND FUND EXPENSES                                   OVERVIEW

                                 MONEY MARKET FUNDS

                                 These Funds seek current income with liquidity and stability of principal by investing primarily in short-term debt securities. The
                                 Funds seek to maintain a stable price of $1.00 per share.

WHO MAY WANT TO INVEST           Consider investing in these Funds if you are:

                                      -    seeking preservation of capital

                                      -    investing short-term reserves

                                      -    willing to accept lower potential
                                           returns in exchange for a higher
                                           degree of safety

                                 These Funds may not be appropriate if you are:

                                      -    seeking high total return

                                      -    pursuing a long-term goal or
                                           investing for retirement

RISK/RETURN SUMMARY AND FUND EXPENSES                    PRIME MONEY MARKET FUND

                                 RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE             The Fund seeks to provide as high a level of
                                 current interest income as is consistent with
                                 maintaining liquidity and stability of
                                 principal.

PRINCIPAL                        To pursue this goal, the Fund invests only in
INVESTMENT STRATEGIES            U.S. dollar-denominated, "high-quality" short-
                                 term debt securities, including the following:

                                 -    Obligations issued or supported by the
                                      credit of U.S. or foreign banks or savings institutions with total assets in excess of $1 billion (including obligations of foreign branches of such banks);

                                 - "High quality" commercial paper and other obligations issued or guaranteed by U.S.
                                      and foreign corporations and other issuers including corporate debt securities that the issuer or a third party, such as a dealer or bank, must repay upon demand;

                                 -    Asset-backed securities;

                                 -    Securities issued or guaranteed as to
                                      principal and interest by the U.S.
                                      Government or by its agencies or
                                      instrumentalities and related custodial
                                      receipts;

                                 - Securities issued or guaranteed by foreign governments or their political subdivisions, agencies or instrumentalities;

                                 -    Funding agreements issued by highly-rated
                                      U.S. insurance companies;

                                 - Securities issued or guaranteed by state or local government bodies; and

                                 -    Repurchase agreements relating to the
                                      above instruments.

                                 "High-quality" debt securities are those obligations which, at the time of purchase, (i) possess one of the two highest short-term ratings from at least two NRSROs (for example, commercial paper rated "A-1" or "A-2" by Standard & Poor's Corporation and "P-1" or
                                 "P-2" by Moody's Investors Service, Inc.); or
                                 (ii) are single rated and have received one of the two highest short-term ratings by an NRSRO;
                                 or (iii) if unrated, are determined by the Sub-
                                 Adviser to be of comparable quality.

                                 When selecting securities for the Fund's portfolio, the portfolio manager first considers safety of principal and the quality of an investment. The portfolio manager then focuses on generating a high level of income.
                                 The portfolio manager generally evaluates investments based on interest rate sensitivity selecting those securities whose maturities fit the Fund's interest rate sensitivity target and which the portfolio manager believes to be the best relative values.

                                 The Fund will maintain an average weighted portfolio maturity of 90 days or less and will limit the maturity of each security in its portfolio to 397 days or less.

                                 For a more complete description of the
                                 securities in which the Fund may invest, please see Additional Investment Strategies and Risks on page 83 or consult the SAI.

PRINCIPAL                        Your investment in the Fund may be subject to
INVESTMENT RISKS                 the following principal risk:

                                 INTEREST RATE RISK: The possibility that the value of the Fund's investments will decline due to an increase in interest rates or that the Fund's yield will decrease due to a decrease in interest rates. Interest rate risk is generally high for longer-term debt securities and low for shorter-term debt securities.

                                 CREDIT RISK: The possibility that an issuer cannot make timely interest and principal payments on its debt securities such as bonds.
                                 The lower a security's rating, the greater its credit risk.

                                 PREPAYMENT/CALL RISK: If a significant number of the mortgages underlying a mortgage-backed bond are refinanced, the bond may be "prepaid."
                                 Call risk is the possibility that, during periods of declining interest rates, a bond issuer will "call" -- or repay -- higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

                                 FOREIGN INVESTMENT RISK: Foreign securities make risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by various factors, including currency fluctuations and social, economic or political instability.

                                 For more information about this risk, please see Additional Investment Strategies and Risks on page 83.

                                 AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR
                                 AN OBLIGATION OF BRANCH BANKING AND TRUST
                                 COMPANY, BB&T CORPORATION, THEIR AFFILIATES, OR
                                 ANY BANK, AND IT IS NOT INSURED OR GUARANTEED
                                 BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR
                                 ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND
                                 SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT
                                 AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY
                                 BY INVESTING IN THE FUND.

RISK/RETURN SUMMARY AND FUND EXPENSES                    PRIME MONEY MARKET FUND

The chart and table on this page show how the Prime Money Market Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it shows the Fund's performance over time. Of course, past performance does not indicate how the Fund will perform in the future.

PERFORMANCE BAR CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31 FOR INTITUTIONAL SHARES(1)

                        "Performance Bar Chart and Table"

The performance information shown above is based on a calendar year.

Best quarter:    1.56%   12/31/00
Worst quarter:   0.15%    6/30/04

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2005)(1)

                                          SINCE INCEPTION
                       1 YEAR   5 YEARS      (10/1/97)
                       ------   -------   ---------------
INSTITUTIONAL SHARES    2.89%    1.94%         3.25%

(1)  Both charts assume reinvestment of dividends and distributions.

As of December 31, 2005, the Fund's 7-day yield for Institutional Shares was 3.88%. Without fee waivers and expense reimbursements, the Fund's yield would have been 3.77% for this time period. For current yield information on the Fund, call 1-800-228-1872. The Fund's yield appears in The Wall Street Journal each Thursday.

RISK/RETURN SUMMARY AND FUND EXPENSES                    PRIME MONEY MARKET FUND

As an investor in the Prime Money Market Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES   INSTITUTIONAL
(FEES PAID BY YOU DIRECTLY)(1)         SHARES
--------------------------------   -------------
Maximum Sales Charge (load) on
Purchases                              None
Maximum Deferred Sales Charge
(load)                                 None
Redemption Fee(2)                         0%

ANNUAL FUND OPERATING EXPENSES     INSTITUTIONAL
(FEES PAID FROM FUND ASSETS)           SHARES
------------------------------     -------------
Management Fee(3)                       0.40%
Distribution and Service
(12b-1) Fee                             0.00%
Other Expenses                          0.20%
Total Fund Operating Expenses           0.60%
   Fee Waiver or Expense
   Reimbursement(3)                    -0.11%
Net Fund Operating Expenses(3)          0.49%

(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption if you request a wire transfer. This fee is currently being waived.

(3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.29% for the period from February 1, 2006 through January 31, 2007.

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

     -    $10,000 Investment

     -    5% Annual Return

     -    redemption at the end of each period

     -    no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs will be different.

                                 EXPENSE EXAMPLE

PRIME MONEY MARKET       1      3       5       10
FUND                   YEAR   YEARS   YEARS   YEARS
------------------     ----   -----   -----   -----
INSTITUTIONAL SHARES    $50    $181    $324    $740

RISK/RETURN SUMMARY AND FUND EXPENSES            U.S. TREASURY MONEY MARKET FUND

                                 RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE             The Fund seeks current income with liquidity
                                 and stability of principal by investing
                                 exclusively in short-term United States
                                 dollar-denominated obligations issued or
                                 guaranteed by the U.S. Treasury, some of which
                                 may be subject to repurchase agreements.

PRINCIPAL INVESTMENT             To pursue this goal, the Fund invests
STRATEGIES                       exclusively in short-term U.S. dollar-
                                 denominated obligations issued by the U.S.
                                 Treasury ( "U.S. Treasury Securities "), and
                                 repurchase agreements collateralized by U.S.
                                 Treasury Securities. Obligations purchased by
                                 the Fund are limited to U.S. dollar-denominated
                                 obligations which the Board of Trustees has
                                 determined present minimal credit risks.

                                 In managing the Fund, the portfolio manager focuses on generating a high level of income.
                                 The portfolio manager generally evaluates investments based on interest rate sensitivity selecting those securities whose maturities fit the Fund's interest rate sensitivity target and which the portfolio manager believes to be the best relative values. Generally, the portfolio manager buys and holds securities until their maturity.

                                 The Fund will maintain an average weighted portfolio maturity of 90 days or less and will limit the maturity of each security in its portfolio to 397 days or less.

                                 For a more complete description of the
                                 securities in which the Fund may invest, please see Additional Investment Strategies and Risks on page 83 or consult the SAI.

PRINCIPAL INVESTMENT RISKS       Your investment in the Fund may be subject to
                                 the following principal risk:

                                 INTEREST RATE RISK: The possibility that the
                                 Fund's yield will decrease due to a decrease in interest rates or that the value of the Fund's investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term debt securities and low for shorter-term debt securities.

                                 For more information about this risk, please see Additional Investment Strategies and Risks on page 83.

                                 AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR
                                 AN OBLIGATION OF BRANCH BANKING AND TRUST
                                 COMPANY, BB&T CORPORATION, THEIR AFFILIATES, OR
                                 ANY BANK, AND IT IS NOT INSURED OR GUARANTEED
                                 BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR
                                 ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND
                                 SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT
                                 AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY
                                 BY INVESTING IN THE FUND.

RISK/RETURN SUMMARY AND FUND EXPENSES            U.S. TREASURY MONEY MARKET FUND

The chart and table on this page show how the U.S. Treasury Money Market Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it shows the Fund's performance over time. Of course, past performance does not indicate how the Fund will perform in the future.

PERFORMANCE BAR CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR INSTITUTIONAL SHARES(1)

                       "Performance Bar Chart and Table"

The performance information shown above is based on a calendar year.

Best quarter:    1.48%  12/31/00
Worst quarter:   0.10%  12/31/03

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2005)(1)

                                                     SINCE INCEPTION
                       1 YEAR   5 YEARS   10 YEARS      (10/5/92)
                       ------   -------   --------   ---------------
INSTITUTIONAL SHARES    2.63%     1.73%     3.29%          3.39%

(1)  Both charts assume reinvestment of dividends and distributions.

     As of December 31, 2005, the Fund's 7-day yield for Institutional Shares was 3.45%. Without fee waivers and expense reimbursements, the Fund's yield would have been 3.33% for this time period. For current yield information on the Fund, call 1-800-228-1872. The Fund's yield appears in The Wall Street Journal each Thursday.

RISK/RETURN SUMMARY AND FUND EXPENSES            U.S. TREASURY MONEY MARKET FUND

As an investor in the U.S. Treasury Money Market Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES   INSTITUTIONAL
(FEES PAID BY YOU DIRECTLY)(1)         SHARES
--------------------------------   -------------
Maximum Sales Charge (load)
on Purchases                            None
Maximum Deferred Sales
Charge (load)                           None
Redemption Fee(2)                        0%

ANNUAL FUND OPERATING EXPENSES     INSTITUTIONAL
(FEES PAID FROM FUND ASSETS)           SHARES
--------------------------------   -------------
Management Fee(3)                       0.40%
Distribution and Service
(12b-1) Fee                             0.00%
Other Expenses                          0.20%
Total Fund Operating Expenses           0.60%
   Fee Waiver or Expense
   Reimbursement(3)                    -0.14%
Net Fund Operating Expenses(3)          0.46%

(1) Participating banks or other financial institutions may charge their customer's account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption if you request a wire transfer. This fee is currently being waived.

(3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.26% for the period from February 1, 2006 through January 31, 2007.

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

     -   $10,000 investment

     -   5% annual return

     -   redemption at the end of each period

     -   no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs will be different.

                                 EXPENSE EXAMPLE

U.S. TREASURY MONEY      1      3       5       10
MARKET FUND            YEAR   YEARS   YEARS   YEARS
-------------------    ----   -----   -----   -----
INSTITUTIONAL SHARES    $47    $178    $321    $737

RISK/RETURN SUMMARY AND FUND EXPENSES                                   OVERVIEW

                                 FUNDS OF FUNDS

                                 These Funds invest substantially all of their assets in Institutional shares of the BB&T
                                 Funds described earlier in this prospectus.

WHO MAY WANT TO INVEST           Consider investing in these Funds if you are:

                                      -    seeking to spread your investment
                                           among many different mutual funds
                                           that match your goals in one simple
                                           package

                                      -    seeking investment professionals to
                                           select and maintain a portfolio of
                                           mutual funds for you

                                      -    seeking the benefits of asset
                                           allocation and multiple levels of
                                           risk reducing diversification

                                 This Fund may not be appropriate if you are:

                                      -    pursuing a short-term goal or
                                           investing emergency reserves

                                      -    uncomfortable with an investment that
                                           will fluctuate in value

RISK/RETURN SUMMARY AND FUND EXPENSES   CAPITAL MANAGER CONSERVATIVE GROWTH FUND

                                 RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE             The Fund seeks capital appreciation and income
                                 by investing primarily in a group of
                                 diversified BB&T Funds which invest primarily
                                 in equity and fixed income securities.

PRINCIPAL INVESTMENT             To pursue this goal, the Fund allocates its
STRATEGIES                       assets among the Underlying Funds (listed
                                 below) within predetermined strategy ranges set
                                 forth below. The portfolio manager will make
                                 allocation decisions according to his outlook
                                 for the economy, financial markets and relative
                                 market valuation of the Underlying Funds.

                                 The Fund will invest 25% to 55% of its total assets in Underlying Funds which invest primarily in equity securities, 45% to 75% of its total assets in Underlying Funds which invest primarily in fixed income securities and up to 20% of its total assets in Underlying
                                 Funds which are money market funds. The Fund will invest its assets in the following
                                 Underlying Funds within the strategy ranges
                                 (expressed as a percentage of the Fund's total assets) indicated below:

                                                                           INVESTMENT RANGE
                                 UNDERLYING FUND                     (PERCENTAGE OF FUND ASSETS)
                                 ---------------                     ---------------------------
                                 STOCK FUNDS
                                 Large Cap Fund*                                0%-55%
                                 Large Cap Growth Fund*                         0%-55%
                                 Mid Cap Value Fund                             0%-30%
                                 Mid Cap Growth Fund                            0%-30%
                                 Small Cap Fund*                                0%-30%
                                 International Equity Fund                      0%-30%

                                 BOND FUNDS
                                 Short U.S. Government Fund                     0%-75%
                                 Intermediate U.S. Government Fund              0%-75%
                                 Total Return Bond Fund*                        0%-75%

                                 MONEY MARKET FUNDS
                                 Prime Money Market Funds                       0%-20%
                                 U.S. Treasury Money Market Fund                0%-20%

                                 The Underlying Funds are described earlier in this Prospectus.

                                 For a more complete description of the various securities in which the Fund may invest, please see Additional Investment Strategies and Risks on page 83 or consult the SAI.

* Prior to March 14, 2006, the BB&T Large Cap Fund was known as the BB&T Large Cap Value Fund; prior to February 1, 2006, the BB&T Large Cap Value Fund (currently the BB&T Large Cap Fund) and the BB&T Large Cap Growth Fund were known as the BB&T Large Company Value Fund and the BB&T Large Company Growth Fund, respectively; prior to November 21, 2005, the BB&T Small Cap Fund was known as the BB&T Small Company Value Fund; and prior to June 1, 2005, the BB&T Total Return Bond Fund was known as the BB&T Intermediate Corporate Bond Fund.

RISK/RETURN SUMMARY AND FUND EXPENSES   CAPITAL MANAGER CONSERVATIVE GROWTH FUND

                                 RISK/RETURN SUMMARY CONTINUED

PRINCIPAL INVESTMENT RISKS       Your investment in the Fund may be subject to
                                 the following principal risks:

                                 INVESTING IN MUTUAL FUNDS: The Fund's
                                 investments are concentrated in the Underlying
                                 Funds, so the Fund's investment performance is directly related to the performance of those Underlying Funds. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds in which the Fund invests and the types of investments made by those Underlying Funds. In addition, since the Fund must allocate its investments among the Underlying Funds, the Fund does not have the same flexibility to invest as a mutual fund without these constraints. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in the share prices of the Underlying Funds' holdings.

                                 FIXED INCOME FUNDS: The Fund invests in
                                 Underlying Funds that invest primarily in fixed income securities, which are subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded.

                                 EQUITY FUNDS: The Fund also invests in
                                 Underlying Funds that invest primarily in equity securities, which are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers' value, and such fluctuations can be pronounced. Equity Funds may also be subject to investment style risk which is the risk that the particular market segment on which a Fund focuses will underperform other kinds of investments.

                                 FOREIGN INVESTMENT RISK: Foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by myriad factors, including currency fluctuations and social, economic or political instability.

                                 The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                 Additional Investment Strategies and Risks on page 83.

RISK/RETURN SUMMARY AND FUND EXPENSES   CAPITAL MANAGER CONSERVATIVE GROWTH FUND

The chart and table on this page shows how the Capital Manager Conservative Growth Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the S&P 500(R) Index, a widely recognized, unmanaged index of common stocks, and the Lehman Brothers Intermediate Government Bond Index, an unmanaged index representative of the total return of government bonds with maturities of less than 10 years. Of course, past performance does not indicate how the Fund will perform in the future.

PERFORMANCE BAR CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR INSTITUTIONAL SHARES(1)

                       "Performance Bar Chart and Table"

The performance information shown above is based on a calendar year.

Best quarter:     7.76%  12/31/98
Worst quarter:   -5.60%   9/30/02

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2005)(1)

                                                                                   SINCE INCEPTION
                                                                 1 YEAR  5 YEARS      (10/2/97)
                                                                 ------  -------   ---------------
INSTITUTIONAL SHARES(2)
   RETURN BEFORE TAXES                                            3.88%    2.51%        4.10%
   RETURN AFTER TAXES ON DISTRIBUTIONS                            2.91%    1.58%        2.74%
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF FUND SHARES    2.62%    1.62%        2.77%
S&P 500(R) INDEX
(reflects no deductions for fees, expenses, or taxes)             4.91%    0.54%        5.00%(3)
LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX
(reflects no deductions for fees, expenses, or taxes)             1.68%    4.82%        5.52%(3)

(1)  Both charts assume reinvestment of dividends and distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)  Since 9/30/97.

RISK/RETURN SUMMARY AND FUND EXPENSES   CAPITAL MANAGER CONSERVATIVE GROWTH FUND

As an investor in the Capital Manager Conservative Growth Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                               FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES        INSTITUTIONAL
(FEES PAID BY YOU DIRECTLY)(1)              SHARES
--------------------------------        -------------
Maximum Sales Charge (load)
on Purchases                                 None
Maximum Deferred Sales Charge (load)         None
Redemption Fee (on shares sold within
7 calendar days of purchase)(2)              2.00%

ANNUAL FUND OPERATING EXPENSES          INSTITUTIONAL
(FEES PAID FROM FUND ASSETS)                SHARES
--------------------------------        -------------
Management Fee(3)                            0.25%
Distribution and Service
(12b-1) Fee                                  0.00%
Other Expenses(3)                            0.20%
Total Fund Operating Expenses(3,4)           0.45%
   Fee Waiver or Expense
   Reimbursement(3)                         -0.25%
Net Fund Operating Expenses(3,4)             0.20%

(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.00% for the period from February 1, 2006 through January 31, 2007. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses for the Institutional Shares are expected to be 0.08%. These voluntary fee waivers or expense reimbursement arrangements may be discontinued at any time.

(4) In addition to the expenses shown above, if you buy and hold shares of the Fund you will indirectly bear your pro rata share of fees and expenses incurred by the Underlying Funds in which the Fund invests, so that the investment returns of the Fund will be net of the expenses of the Underlying Funds. After combining the total operating expenses of the Fund with those of the Underlying Funds, the weighted average expense ratio after all waivers and reimbursements is expected to be 0.87%, after contractual expense waivers and reimbursements 0.99%, and prior to any expense waivers and reimbursements 1.34%.

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

     -    $10,000 investment

     -    5% annual return

     -    redemption at the end of each period

     -    no changes in the fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs will be different.

                                 EXPENSE EXAMPLE

CAPITAL MANAGER
CONSERVATIVE             1      3       5       10
GROWTH FUND            YEAR   YEARS   YEARS   YEARS
---------------        ----   -----   -----   -----
INSTITUTIONAL SHARES    $20    $119    $227    $543

RISK/RETURN SUMMARY AND FUND EXPENSES       CAPITAL MANAGER MODERATE GROWTH FUND

                                 RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE             The Fund seeks capital appreciation and,
                                 secondarily, income by investing primarily in a
                                 group of diversified BB&T Funds which invest
                                 primarily in equity and fixed income
                                 securities.

PRINCIPAL                        To pursue this goal, the Fund allocates its
INVESTMENT STRATEGIES            assets among the Underlying Funds (listed
                                 below) within predetermined strategy ranges set
                                 forth below. The portfolio manager will make
                                 allocation decisions according to his outlook
                                 for the economy, financial markets and relative
                                 market valuation of the Underlying Funds. The
                                 Fund will invest 45% to 75% of its total assets
                                 in Underlying Funds which invest primarily in
                                 equity securities, 25% to 55% of its total
                                 assets in Underlying Funds which invest
                                 primarily in fixed income securities and up to
                                 15% of its total assets in Underlying Funds
                                 which are money market funds. The Fund will
                                 invest its assets in the following Underlying
                                 Funds within the strategy ranges (expressed as
                                 a percentage of the Fund's total assets)
                                 indicated below:

                                                                      INVESTMENT
                                                                        RANGE
                                                                     (PERCENTAGE
                                                                       OF FUND
                                 UNDERLYING FUND                       ASSETS)
                                 ---------------                     -----------
                                 STOCK FUNDS
                                 Large Cap Fund*                        0%-75%
                                 Large Cap Growth Fund*                 0%-75%
                                 Mid Cap Value Fund                     0%-50%
                                 Mid Cap Growth Fund                    0%-50%
                                 Small Cap Fund*                        0%-50%
                                 International Equity Fund              0%-50%
                                 BOND FUNDS
                                 Short U.S. Government Fund             0%-55%
                                 Intermediate U.S. Government Fund      0%-55%
                                 Total Return Bond Fund*                0%-55%
                                 MONEY MARKET FUNDS
                                 Prime Money Market Fund                0%-15%
                                 U.S. Treasury Money Market Fund        0%-15%

                                 The Underlying Funds are described earlier in this Prospectus.

                                 For a more complete description of the various securities in which the Fund may invest, please see Additional Investment Strategies and Risks on page 83 or consult the SAI.

* Prior to March 14, 2006, the BB&T Large Cap Fund was known as the BB&T Large Cap Value Fund; prior to February 1, 2006, the BB&T Large Cap Value Fund (currently the BB&T Large Cap Fund) and the BB&T Large Cap Growth Fund were known as the BB&T Large Company Value Fund and the BB&T Large Company Growth Fund, respectively; prior to November 21, 2005, the BB&T Small Cap Fund was known as the BB&T Small Company Value Fund; and prior to June 1, 2005, the BB&T Total Return Bond Fund was known as the BB&T Intermediate Corporate Bond Fund.

RISK/RETURN SUMMARY AND FUND EXPENSES       CAPITAL MANAGER MODERATE GROWTH FUND

                                 RISK/RETURN SUMMARY
                                 CONTINUED

PRINCIPAL                        Your investment in the Fund may be subject to
INVESTMENT RISKS                 the following principal risks:

                                 INVESTING IN MUTUAL FUNDS: The Fund's
                                 investments are concentrated in the Underlying
                                 Funds, so the Fund's investment performance is directly related to the performance of those Underlying Funds. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds in which the Fund invests and the types of investments made by those Underlying Funds. In addition, since the Fund must allocate its investments among the Underlying Funds, the Fund does not have the same flexibility to invest as a mutual fund without these constraints. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in the share prices of the Underlying Funds' holdings.

                                 EQUITY FUNDS: The Fund invests in Underlying
                                 Funds that invest primarily in equity
                                 securities, which are subject to market risk.
                                 Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers' value, and such fluctuations can be pronounced. Equity Funds may also be subject to investment style risk which is the risk that the particular market segment on which a Fund focuses will underperform other kinds of investments.

                                 FIXED INCOME FUNDS: The Fund also invests in
                                 Underlying Funds that invest primarily in fixed income securities, which are subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded.

                                 FOREIGN INVESTMENT RISK: Foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by myriad factors, including currency fluctuations and social, economic or political instability.

                                 The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                 Additional Investment Strategies and Risks on page 83.

RISK/RETURN SUMMARY AND FUND EXPENSES       CAPITAL MANAGER MODERATE GROWTH FUND

The chart and table on this page shows how the Capital Manager Moderate Growth Fund has performed and how its performance has varied from year to year. The bar chart gives some indication or risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the S&P 500(R) Index, a widely recognized, unmanaged index of common stocks, and the Lehman Brothers Intermediate Government Bond Index, an unmanaged index representative of the total return of government bonds with maturities of less than 10 years. Of course, past performance does not indicate how the Fund will perform in the future.

PERFORMANCE BAR CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR INSTITUTIONAL SHARES (1)

                       "Performance Bar Chart and Table"

The performance information shown above is based on a calendar year.

Best quarter:     11.74   12/31/98
Worst quarter:   -10.39    9/30/02

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended
December 31, 2005)(1)

                                         1 YEAR   5 YEARS   SINCE INCEPTION
                                         ------   -------   ---------------
INSTITUTIONAL SHARES(2)                                        (10/2/97)
   RETURN BEFORE TAXES                    4.90%    1.76%           3.82%
   RETURN AFTER TAXES ON DISTRIBUTIONS    4.20%    1.13%           2.69%
   RETURN AFTER TAXES ON DISTRIBUTIONS
      AND SALE OF FUND SHARES             3.36%    1.19%           2.71%
S&P 500(R) INDEX
(reflects no deductions for fees,
expenses, or taxes)                       4.91%    0.54%           5.00%(3)
LEHMAN BROTHERS INTERMEDIATE
GOVERNMENT BOND INDEX
(reflects no deductions for fees,
expenses, or taxes)                       1.68%    4.82%           5.52%(3)

(1)  Both charts assume reinvestment of dividends and distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)  Since 9/30/97.

RISK/RETURN SUMMARY AND FUND EXPENSES                CAPITAL MANAGER GROWTH FUND

As an investor in the Capital Manager Moderate Growth Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES           INSTITUTIONAL
(FEES PAID BY YOU DIRECTLY)(1)                 SHARES
--------------------------------           -------------
Maximum Sales Charge (load) on Purchases        None
Maximum Deferred Sales Charge (load)            None
Redemption Fee (on shares sold within
7 calendar days of purchase)(2)                 2.00%

ANNUAL FUND OPERATING EXPENSES             INSTITUTIONAL
(FEES PAID FROM FUND ASSETS)                   SHARES
------------------------------             -------------
Management Fee(3)                               0.25%
Distribution and Service (12b-1) Fee            0.00%
Other Expenses(3)                               0.24%
Total Fund Operating Expenses(3,4)              0.49%
Fee Waiver or Expense
Reimbursement(3)                               -0.25%
Net Fund Operating Expenses(3,4)                0.24%

(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.00% for the period from February 1, 2006 through January 31, 2007. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses for the Institutional Shares are expected to be 0.12%. These voluntary fee waivers or expense reimbursement arrangements may be discontinued at any time.

(4) In addition to the expenses shown above, if you buy and hold shares of the Fund you will indirectly bear your pro rata share of fees and expenses incurred by the Underlying Funds in which the Fund invests, so that the investment returns of the Fund will be net of the expenses of the Underlying Funds. After combining the total operating expenses of the Fund with those of the Underlying Funds, the weighted average expense ratio after all waivers and reimbursements is expected to be 0.97%, after contractual expense waivers and reimbursements 1.09%, and prior to any expense waivers and reimbursements 1.43%.

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

     -    $10,000 investment

     -    5% annual return

     -    redemption at the end of each period

     -    no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs will be different.

                                 EXPENSE EXAMPLE

CAPITAL MANAGER         1       3       5      10
MODERATE GROWTH FUND   YEAR   YEARS   YEARS   YEARS
--------------------   ----   -----   -----   -----
INSTITUTIONAL SHARES    $25    $132    $249    $592

RISK/RETURN SUMMARY AND FUND EXPENSES                CAPITAL MANAGER GROWTH FUND

                                 RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE             The Fund seeks capital appreciation by
                                 investing primarily in a group of diversified
                                 BB&T Funds which invest primarily in equity
                                 securities.

PRINCIPAL INVESTMENT             To pursue this goal, the Fund allocates its
STRATEGIES                       assets among the Underlying Funds (listed
                                 below) within predetermined strategy ranges set
                                 forth below. The portfolio manager will make
                                 allocation decisions according to his outlook
                                 for the economy, financial markets and relative
                                 market valuation of the Underlying Funds.

                                 The Fund will invest 60% to 90% of its total assets in Underlying Funds which invest primarily in equity securities, 10% to 40% of its total assets in Underlying Funds which invest primarily in fixed income securities and up to 10% of its total assets in Underlying
                                 Funds which are money market funds. The Fund will invest its assets in the following
                                 Underlying Funds within the strategy ranges
                                 (expressed as a percentage of the Fund's total assets) indicated below:

                                                                           INVESTMENT RANGE
                                 UNDERLYING FUND                     (PERCENTAGE OF FUND ASSETS)
                                 ---------------                     ---------------------------
                                 STOCK FUNDS
                                 Large Cap Fund*                                0%-90%
                                 Large Cap Growth Fund*                         0%-90%
                                 Mid Cap Value Fund                             0%-65%
                                 Mid Cap Growth Fund                            0%-65%
                                 Small Cap Fund*                                0%-65%
                                 International Equity Fund                      0%-65%
                                 BOND FUNDS
                                 Short U.S. Government Fund                     0%-40%
                                 Intermediate U.S. Government Fund              0%-40%
                                 Total Return Bond Fund*                        0%-40%
                                 MONEY MARKET FUNDS
                                 Prime Money Market Fund                        0%-10%
                                 U.S. Treasury Money Market Fund                0%-10%

                                 The Underlying Funds are described earlier in this Prospectus.

                                 For a more complete description of the various securities in which the Fund may invest, please see Additional Investment Strategies and Risks on page 83 or consult the SAI.

* Prior to March 14, 2006, the BB&T Large Cap Fund was known as the BB&T Large Cap Value Fund; prior to February 1, 2006, the BB&T Large Cap Value Fund (currently the BB&T Large Cap Fund) and the BB&T Large Cap Growth Fund were known as the BB&T Large Company Value Fund and the BB&T Large Company Growth Fund, respectively; prior to November 21, 2005, the BB&T Small Cap Fund was known as the BB&T Small Company Value Fund; and prior to June 1, 2005, the BB&T Total Return Bond Fund was known as the BB&T Intermediate Corporate Bond Fund.

RISK/RETURN SUMMARY AND FUND EXPENSES                CAPITAL MANAGER GROWTH FUND

                                 RISK/RETURN SUMMARY
                                 CONTINUED

PRINCIPAL                        Your investment in the Fund may be subject to
INVESTMENT RISKS                 the following principal risks:

                                 INVESTING IN MUTUAL FUNDS: The Fund's
                                 investments are concentrated in the Underlying
                                 Funds, so the Fund's investment performance is directly related to the performance of those Underlying Funds. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds in which the Fund invests and the types of investments made by those Underlying Funds. In addition, since the Fund must allocate its investments among the Underlying Funds, the Fund does not have the same flexibility to invest as a mutual fund without these constraints. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in the share prices of the Underlying Funds' holdings.

                                 EQUITY FUNDS: The Fund invests in Underlying
                                 Funds that invest primarily in equity
                                 securities, which are subject to market risk.
                                 Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers' value, and such fluctuations can be pronounced. Equity Funds may also be subject to investment style risk which is the risk that the particular market segment on which a Fund focuses will underperform other kinds of investments.

                                 FIXED INCOME FUNDS: The Fund also invests in
                                 Underlying Funds that invest primarily in fixed income securities, which are subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded.

                                 FOREIGN INVESTMENT RISK: Foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by myriad factors, including currency fluctuations and social, economic or political instability.

                                 The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                 Additional Investment Strategies and Risks on page 83.

RISK/RETURN SUMMARY AND FUND EXPENSES                CAPITAL MANAGER GROWTH FUND

The chart and table on this page shows how the Capital Manager Growth Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the S&P 500(R) Index, a widely recognized, unmanaged index of common stocks, and the Lehman Brothers Intermediate Government Bond Index, an unmanaged index representative of the total return of government bonds with maturities of less than 10 years. Of course, past performance does not indicate how the Fund will perform in the future.

PERFORMANCE BAR CHART AND TABLE
YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
FOR INSTITUTIONAL SHARES(1)

                        "Performance Bar Chart and Table"

The performance information shown above is based on a calendar year.

Best quarter:     14.77%   12/31/98
Worst quarter:   -13.97%    9/30/02

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2005)(1)

                                                                             SINCE
                                                                           INCEPTION
                                                        1 YEAR   5 YEARS   (10/2/97)
                                                        ------   -------   ---------
INSTITUTIONAL SHARES(2)
   RETURN BEFORE TAXES                                   5.69%    0.65%     3.31%
   RETURN AFTER TAXES ON DISTRIBUTIONS                   5.19%    0.23%     2.37%
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
      FUND SHARES                                        3.95%    0.39%     2.42%
S&P 500(R) INDEX
(reflects no deductions for fees, expenses, or taxes)    4.91%    0.54%     5.00%(3)
LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX
(reflects no deductions for fees, expenses, or taxes)    1.68%    4.82%     5.52%(3)

(1)  Both charts assume reinvestment of dividends and distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)  Since 9/30/97.

RISK/RETURN SUMMARY AND FUND EXPENSES                CAPITAL MANAGER GROWTH FUND

As an investor in the Capital Manager Growth Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES           INSTITUTIONAL
(FEES PAID BY YOU DIRECTLY)(1)                SHARES
--------------------------------           -------------
Maximum Sales Charge (load) on Purchases        None
Maximum Deferred Sales Charge (load)            None
Redemption Fee (on shares sold within 7
calendar days of purchase)(2)                   2.00%

ANNUAL FUND OPERATING EXPENSES             INSTITUTIONAL
(FEES PAID FROM FUND ASSETS)                  SHARES
------------------------------             -------------
Management Fee(3)                               0.25%
Distribution and Service (12b-1) Fee            0.00%
Other Expenses(3)                               0.25%
Total Fund Operating Expenses(3,4)              0.50%
   Fee Waiver or Expense
   Reimbursement(3)                            -0.25%
Net Fund Operating Expenses(3,4)                0.25%

(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.00% for the period from February 1, 2006 through January 31, 2007. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses for the Institutional Shares are expected to be 0.13%. These voluntary fee waivers or expense reimbursement arrangements may be discontinued at any time.

(4) In addition to the expenses shown above, if you buy and hold shares of the Fund you will indirectly bear your pro rata share of fees and expenses incurred by the Underlying Funds in which the Fund invests, so that the investment returns of the Fund will be net of the expenses of the Underlying Funds. After combining the total operating expenses of the Fund with those of the Underlying Funds, the weighted average expense ratio after all waivers and reimbursements is expected to be 1.02%, after contractual expense waivers and reimbursements 1.14%, and prior to any expense waivers and reimbursements 1.48%.

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

     -    $ 10,000 Investment

     -    5% Annual Return

     -    redemption at the end of each period

     -    no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs will be different.

                                 EXPENSE EXAMPLE

                                1      3       5       10
CAPITAL MANAGER GROWTH FUND   YEAR   YEARS   YEARS   YEARS
---------------------------   ----   -----   -----   -----
INSTITUTIONAL SHARES           $26    $135    $255    $604

RISK/RETURN SUMMARY AND FUND EXPENSES                CAPITAL MANAGER EQUITY FUND

                                 RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE             The Fund seeks capital appreciation by
                                 investing primarily in a group of diversified
                                 BB&T Funds which invest primarily in equity
                                 securities.

PRINCIPAL INVESTMENT             To pursue this goal, the Fund allocates its
STRATEGIES                       assets among the Underlying Funds (listed
                                 below) within predetermined strategy ranges set
                                 forth below. The portfolio manager will make
                                 allocation decisions according to his outlook
                                 for the economy, financial markets and relative
                                 market valuation of the Underlying Funds.

                                 The Fund will invest up to 100% of its total assets in Underlying Funds which invest primarily in equity securities and up to 10% of its total assets in Underlying Funds which invest primarily in fixed income securities and money market funds. The Fund will invest its assets in the following Underlying Funds within the strategy ranges (expressed as a percentage of the Fund's total assets) indicated below:

                                                                           INVESTMENT RANGE
                                 UNDERLYING FUND                     (PERCENTAGE OF FUND ASSETS)
                                 ---------------                     ---------------------------
                                 STOCK FUNDS
                                 Large Cap Fund*                                0%-90%
                                 Large Cap Growth Fund*                         0%-90%
                                 Mid Cap Value Fund                             0%-65%
                                 Mid Cap Growth Fund                            0%-65%
                                 Small Cap Fund*                                0%-65%
                                 International Equity Fund                      0%-65%

                                 BOND FUNDS
                                 Short U.S. Government Fund                     0%-40%
                                 Intermediate U.S. Government Fund              0%-40%
                                 Total Return Bond Fund*                        0%-40%

                                 MONEY MARKET FUNDS
                                 Prime Money Market Fund                        0%-10%
                                 U.S. Treasury Money Market Fund                0%-10%

                                 The Underlying Funds are described earlier in this Prospectus.

                                 For a more complete description of the various securities in which the Fund may invest, please see Additional Investment Strategies and Risks on page 83 or consult the SAI.

* Prior to March 14, 2006, the BB&T Large Cap Fund was known as the BB&T Large Cap Value Fund; prior to February 1, 2006, the BB&T Large Cap Value Fund (currently the BB&T Large Cap Fund) and the BB&T Large Cap Growth Fund were known as the BB&T Large Company Value Fund and the BB&T Large Company Growth Fund, respectively; prior to November 21, 2005, the BB&T Small Cap Fund was known as the BB&T Small Company Value Fund; and prior to June 1, 2005, the BB&T Total Return Bond Fund was known as the BB&T Intermediate Corporate Bond Fund.

RISK/RETURN SUMMARY AND FUND EXPENSES                CAPITAL MANAGER EQUITY FUND

                                 RISK/RETURN SUMMARY
                                 CONTINUED

PRINCIPAL INVESTMENT RISKS       Your investment in the Fund may be subject to
                                 the following principal risks:

                                 INVESTING IN MUTUAL FUNDS: The Fund's
                                 investments are concentrated in the Underlying
                                 Funds, so the Fund's investment performance is directly related to the performance of those Underlying Funds. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds in which the Fund invests and the types of investments made by those Underlying Funds. In addition, since the Fund must allocate its investments among the Underlying Funds, the Fund does not have the same flexibility to invest as a mutual fund without these constraints. As a result, you could lose money by investing in the Fund, particularly if there is a sudden decline in the share prices of the Underlying Funds' holdings.

                                 EQUITY FUNDS: The Fund invests in Underlying
                                 Funds that invest primarily in equity
                                 securities, which are subject to market risk.
                                 Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers' value, and such fluctuations can be pronounced. Equity Funds may also be subject to investment style risk which is the risk that the particular market segment on which a Fund focuses will underperform other kinds of investments.

                                 FIXED INCOME FUNDS: The Fund also invests in
                                 Underlying Funds that invest primarily in fixed income securities, which are subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded.

                                 FOREIGN INVESTMENT RISK: Foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by myriad factors, including currency fluctuations and social, economic or political instability.

                                 The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance) and may increase the amount of taxes that you pay. If the Fund invests in securities with additional risks, its share price volatility accordingly could be greater and its performance lower. For more information about these risks, please see
                                 Additional Investment Strategies and Risks on page 83.

RISK/RETURN SUMMARY AND FUND EXPENSES                CAPITAL MANAGER EQUITY FUND

The chart and table on this page shows how the Capital Manager Equity Fund has performed and how its performance has varied from year to year. The bar chart gives some indication of risk by showing changes in the Fund's yearly performance to demonstrate that the Fund's value varied at different times. The table below it compares the Fund's performance over time to that of the S&P 500(R) Index, a widely recognized, unmanaged index of common stocks. Of course, past performance does not indicate how the Fund will perform in the future.

                        PERFORMANCE BAR CHART AND TABLE
                     YEAR-BY-YEAR TOTAL RETURNS AS OF 12/31
                          FOR INSTITUTIONAL SHARES(1)

                         "Performance Bar Chart and Table"

The performance information shown above is based on a calendar year.

Best quarter:     13.91%   6/30/03
Worst quarter:   -16.31%   9/30/02

AVERAGE ANNUAL TOTAL RETURNS
(for the periods ended December 31, 2005)(1)

                                                                   SINCE
                                                                 INCEPTION
                                                        1 YEAR   (3/19/01)
                                                        ------   ---------
INSTITUTIONAL SHARES(2)
   RETURN BEFORE TAXES                                   7.12%    2.84%
   RETURN AFTER TAXES ON DISTRIBUTIONS                   6.19%    2.59%
   RETURN AFTER TAXES ON DISTRIBUTIONS AND SALE OF
   FUND SHARES                                           4.93%    2.33%
S&P 500(R) INDEX
(reflects no deductions for fees, expenses, or taxes)    4.91%    3.28%(3)

(1)  Both charts assume reinvestment of dividends and distributions.

(2) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(3)  Since 3/31/01.

RISK/RETURN SUMMARY AND FUND EXPENSES                CAPITAL MANAGER EQUITY FUND

As an investor in the Capital Manager Equity Fund, you will pay the following fees and expenses when you buy and hold shares. Shareholder transaction fees are paid from your account. Annual Fund operating expenses are paid out of Fund assets and are reflected in the share price.

                                FEES AND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES           INSTITUTIONAL
(FEES PAID BY YOU DIRECTLY)(1)                 SHARES
--------------------------------           -------------
Maximum Sales Charge (load) on Purchases        None
Maximum Deferred Sales Charge (load)            None
Redemption Fee (on shares sold within 7
calendar days of purchase)(2)                   2.00%

ANNUAL FUND OPERATING EXPENSES             INSTITUTIONAL
(FEES PAID FROM FUND ASSETS)                   SHARES
--------------------------------           -------------
Management Fee(3)                               0.25%
Distribution and Service (12b-1) Fee            0.00%
Other Expenses(3)                               0.23%
Total Fund Operating Expenses(3, 4)             0.48%
   Fee Waiver or Expense
   Reimbursement(3)                            -0.25%
Net Fund Operating Expenses(3, 4)               0.23%

(1) Participating banks or other financial institutions may charge their customers account fees for automatic investment, exchanges and other cash management services provided in connection with investment in the Funds.

(2) A wire transfer fee of $7.00 may be deducted from the amount of your redemption, regardless of the date of purchase, if you request a wire transfer. This fee is currently being waived.

(3) The Fund's Adviser has contractually agreed to limit the management fees paid by the Fund to 0.00% for the period from February 1, 2006 through January 31, 2007. For the current fiscal year, total actual operating expenses are expected to be less than the amount shown above because of voluntary additional fee waivers or expense reimbursements. With these fee waivers or reimbursements, the Fund's total actual operating expenses for the Institutional Shares are expected to be 0.11%. These voluntary fee waivers or expense reimbursement arrangements may be discontinued at any time.

(4) In addition to the expenses shown above, if you buy and hold shares of the Fund you will indirectly bear your pro rata share of fees and expenses incurred by the Underlying Funds in which the Fund invests, so that the investment returns of the Fund will be net of the expenses of the Underlying Funds. After combining the total operating expenses of the Fund with those of the Underlying Funds, the weighted average expense ratio after all waivers and reimbursements is expected to be 1.00%, after contractual expense waivers and reimbursements 1.12%, and prior to any expense waivers and reimbursements 1.46%.

Use the table at right to compare fees and expenses with those of other funds. It illustrates the amount of fees and expenses you would pay, assuming the following:

     -    $10,000 investment

     -    5% annual return

     -    redemption at the end of each period

     -    no changes in the Fund's operating expenses

Because this example is hypothetical and for comparison only, your actual costs will be different.

                                 EXPENSE EXAMPLE

                                1      3       5       10
CAPITAL MANAGER EQUITY FUND   YEAR   YEARS   YEARS   YEARS
---------------------------   ----   -----   -----   -----
INSTITUTIONAL SHARES           $24    $129    $244    $580

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

STOCK FUNDS

LARGE CAP FUND. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in the securities of large companies. This policy will not be changed without 60 days' advance notice to shareholders. Large companies are those companies with market capitalizations within the range of those companies in the Russell 1000(R) Value Index. These stocks, which may include common stock, preferred stock, warrants, or debt instruments that are convertible to common stock.

LARGE CAP GROWTH FUND. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in the securities of large companies. This policy will not be changed without 60 days' advance notice to shareholders. Large companies are those companies with market capitalizations within the range of those companies in the Russell 1000(R) Growth Index.

MID CAP VALUE FUND. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in the securities of middle capitalization companies. This policy will not be changed without 60 days' advance notice to shareholders. Middle capitalization companies are those companies with market capitalizations within the range of those companies in the Russell Midcap(R) Value Index.

MID CAP GROWTH FUND. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in the securities of middle capitalization companies. This policy will not be changed without 60 days' advance notice to shareholders. Middle capitalization companies are those companies with market capitalizations within the range of those companies in the Russell Midcap(R) Growth Index.

SMALL CAP FUND. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in the common stocks of small companies with market capitalization less than $3 billion. This policy will not be changed without 60 days' advance notice to shareholders.

INTERNATIONAL EQUITY FUND. The Fund normally invests at least 65% of its total assets in the equity securities of foreign issuers. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in equity securities. This policy will not be changed without 60 days advance notice to shareholders. The Fund invests primarily in equity securities of issuers located throughout the world.

From time to time the Fund may invest more than 25% of its total assets in the securities of issuers located in countries such as France, Germany, Japan, and the United Kingdom.

The Fund may invest in both sponsored and unsponsored American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar global instruments.

The Fund may also invest its assets in equity securities of issuers located in countries with emerging economies or securities markets. The Fund intends to limit its investment in such countries to 20% of its total assets. The Fund may (but is not required to) use forward foreign currency exchange contracts to hedge against movements in the value of foreign currencies (including the Euro) relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions.

SPECIAL OPPORTUNITIES EQUITY FUND. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in equity securities. This policy will not be changed without 60 days' advance notice to shareholders.

EQUITY INCOME FUND. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in equity securities. This policy will not be changed without 60 days' advance notice to shareholders.

ALL STOCK FUNDS (EXCEPT THE INTERNATIONAL EQUITY FUND): FOREIGN SECURITIES. Each Fund may invest in foreign securities through the purchase of ADRs or the purchase of foreign securities on the New York Stock Exchange. However, a Fund will not do so if immediately after a purchase and as a result of the purchase the total value of foreign securities owned by the Fund would exceed 25% of the value of its total assets.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

BOND FUNDS

SHORT U.S. GOVERNMENT FUND. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities. This policy will not be changed without 60 days' advance notice to shareholders. The Fund may invest up to 20% of its net assets in bonds, notes and debentures of corporate issuers. The Fund invests in bonds, notes and debentures only if they are high grade (rated at time of purchase in one of the three highest rating categories by an NRSRO), or are determined by the portfolio manager to be of comparable quality.

The Fund may also invest in short-term obligations, commercial bonds and the shares of other investment companies.

INTERMEDIATE U.S. GOVERNMENT FUND. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in bonds issued or guaranteed by the U.S. Government or its agencies and instrumentalities. This policy will not be changed without 60 days' advance notice to shareholders. Bonds for this purpose include Treasury bills (maturities of less than one year), bonds (maturities of ten years or more) and notes (maturities of one to ten years) of the U.S. Government. The Fund may invest up to 20% of its net assets in bonds, notes and debentures of corporate issuers. The Fund invests in bonds, notes and debentures only if they are high grade (rated at time of purchase in one of the three highest rating categories by an NRSRO), or are determined by the portfolio manager to be of comparable quality.

The Fund may also invest in short-term obligations, commercial bonds and the shares of other investment companies.

TOTAL RETURN BOND FUND. Under normal market conditions, the Fund will invest at least 80% of its assets in a diversified portfolio of bonds, including: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, corporate bonds, asset-backed securities, commercial mortgage-backed securities and convertible securities. This policy will not be changed without 60 days' advance notice to shareholders. The Fund may invest up to 25% of its total assets in bonds that are below investment grade and/or foreign and emerging market bonds.

The Fund may also invest in short-term obligations, commercial bonds and the shares of other investment companies.

ALL TAXABLE BOND FUNDS. Mortgage-related securities purchased by the Taxable Bond Funds will be either (i) issued by U.S. Government-owned or sponsored corporations or (ii) rated in the highest category by an NRSRO at the time of purchase (for example, rated Aaa by Moody's or AAA by S&P), or, if not rated, are of comparable quality as determined by the Adviser.

KENTUCKY INTERMEDIATE TAX-FREE FUND. As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings in investments the income from which is exempt from federal personal income tax and Kentucky personal income tax ("Kentucky Tax-Exempt Obligations").

For temporary defensive purposes, the Fund may increase its holdings in tax-exempt obligations other than Kentucky tax-exempt obligations to over 20% of its total assets.

MARYLAND INTERMEDIATE TAX-FREE FUND. As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings in investments the income from which is exempt from federal income tax and Maryland personal income tax ("Maryland Tax-Exempt Obligations").

For temporary defensive purposes, the Fund may increase its holdings in tax-exempt obligations other than Maryland tax-exempt obligations to over 20% of its total assets.

NORTH CAROLINA INTERMEDIATE TAX-FREE FUND. As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings in investments the income from which is exempt from federal income tax and North Carolina personal income tax. ("North Carolina Tax-Exempt Obligations").

For temporary defensive purposes, the Fund may increase its total holdings in tax-exempt obligations other than North Carolina tax-exempt obligations to over 20% of its total assets.

SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND. As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings in investments the income from which is exempt from federal income tax and South Carolina personal income tax. ("South Carolina Tax-Exempt Obligations").

For temporary defensive purposes, the Fund may increase its holdings in tax-exempt obligations other than South Carolina tax-exempt obligations to over 20% of its total assets.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

VIRGINIA INTERMEDIATE TAX-FREE FUND. As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings in investments the income from which is exempt from federal income tax and Virginia personal income tax. ("Virginia Tax-Exempt Obligations").

For temporary defensive purposes, the Fund may increase its holdings in tax-exempt obligations other than Virginia tax-exempt obligations to over 20% of its total assets.

WEST VIRGINIA INTERMEDIATE TAX-FREE FUND. As a matter of fundamental policy, the Fund will invest, under normal market conditions, at least 80% of its net assets plus borrowings in investments the income from which is exempt from federal income tax and West Virginia personal income tax ("West Virginia Tax-Exempt Obligations").

For temporary defensive purposes, the Fund may increase its holdings in tax-exempt obligations other than West Virginia tax-exempt obligations to over 20% of its total assets.

ALL TAX-FREE BOND FUNDS. Each Fund will invest in Tax-Exempt Obligations which are rated at the time of purchase in one of the four highest categories by an NRSRO in the case of bonds; one of the two highest categories by an NRSRO in the case of notes; rated "SP-1" or higher by S&P or "MIG-2" or higher by Moody's or rated at a comparable level of quality by another NRSRO in the case of tax-exempt commercial paper; or rated "VMIG-1" or higher by Moody's or rated at a comparable level of quality by another NRSRO in the case of variable rate demand obligations or, if unrated, are determined by the portfolio manager to be of comparable quality.

Each Fund may invest up to 20% of its net assets in taxable obligations or debt securities, the interest income from which may be subject to the federal alternative minimum tax for individual shareholders.

ALL BOND FUNDS: PORTFOLIO MATURITY. Certain debt securities such as, but not limited to, mortgage backed securities, CMOs and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of calculating a Fund's weighted average portfolio maturity, the effective maturity of these securities will be used.

MONEY MARKET FUNDS

PRIME MONEY MARKET FUND. The Fund will not make investments that will result in the concentration of its investments in the securities of issuers primarily engaged in the same industry. Government securities, municipal securities and bank instruments will not be deemed to constitute an industry. Bank instruments include bank accounts, time deposits, certificates of deposit, and banker's acceptances. As a matter of non-fundamental policy, instruments of foreign banks will not be considered bank instruments for purposes of the above-described exclusion from the above industry concentration limit.

The Fund may invest in debt obligations of foreign corporations and banks including Eurodollar Time Deposits and Yankee Certificates of Deposit.

The Prime Money Market Fund may purchase securities subject to credit enhancement. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. Normally, the credit enhancer has greater financial resources and liquidity than the issuer. For this reason, the Sub-Adviser usually evaluates the credit risk of a fixed income security based solely upon its credit enhancement.

The Fund will only purchase securities that present minimal credit risk as determined by the Adviser pursuant to guidelines approved by the Board of Trustees of BB&T Funds. Securities purchased by the Fund (or the issuers of such securities) will be Eligible Securities. Applicable Eligible Securities are:

     - Securities that have short-term debt ratings at the time of purchase (or which are guaranteed or in some cases otherwise supported by guarantees or other credit supports with such ratings) in the two highest rating categories by at least two unaffiliated NRSROs (or one NRSRO if the security or guarantee was rated by only one NRSRO);

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

     - securities that are issued or guaranteed by a person with such ratings;

     - securities without such short-term ratings that have been determined to be of comparable quality by the Adviser pursuant to guidelines approved by the Board of Trustees; or

     - shares of other open-end investment companies that invest in the type of obligations in which the Fund may invest.

FUNDS OF FUNDS

The Funds of Funds' net asset values will fluctuate with changes in the equity markets and the value of the Underlying Funds, which invest in growth and income stocks, foreign securities, debt securities, and cash and cash equivalents. With their remaining assets, the Funds of Funds may make direct investments in government securities and short-term paper. The Funds of Funds and the Underlying Funds may also hold cash for liquidity purposes.

CAPITAL MANAGER EQUITY FUND. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in Underlying Funds that invest primarily in equity securities. This policy will not be changed without 60 days' advance notice to shareholders.

ALL STOCK FUNDS, BOND FUNDS AND FUNDS OF FUNDS

TEMPORARY DEFENSIVE MEASURES. If deemed appropriate under the circumstances, each Stock Fund, Bond Fund, and Fund of Funds may increase its holdings in short-term obligations to up to 100% of its total assets. Under normal market conditions, the Stock Funds will limit their investment in short-term obligations to 20% of its total assets. Such short-term obligations may include money market instruments and repurchase agreements.

ALL FUNDS

FUNDAMENTAL POLICIES. Any of the policies identified above as fundamental may only be changed with respect to a particular Fund by a vote of a majority of the outstanding shares of that Fund.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

INVESTMENT PRACTICES

The Funds invest in a variety of securities and employ a number of investment techniques. Each security and technique involves certain risks. The following table describes the securities and techniques the Funds use, as well as the main risks they pose. Equity securities are subject mainly to market risk. Fixed income securities are primarily influenced by market, credit and prepayment risks, although certain securities may be subject to additional risks.

FOLLOWING THE TABLE IS A MORE COMPLETE DISCUSSION OF RISK. You may also consult the SAI for additional details regarding these and other permissible investments.

FUND NAME                                                              FUND CODE
---------                                                              ---------
Large Cap Fund                                                              1
Large Cap Growth Fund                                                       2
Mid Cap Value Fund                                                          3
Mid Cap Growth Fund                                                         4
Small Cap Fund                                                              5
International Equity Fund                                                   6
Special Opportunities Equity Fund                                           7
Equity Income Fund                                                          8
Short U.S. Government Fund                                                  9
Intermediate U.S. Government Fund                                          10
Total Return Bond Fund                                                     11
Kentucky Intermediate Tax-Free Fund                                        12
Maryland Intermediate Tax-Free Fund                                        13
North Carolina Intermediate Tax-Free Fund                                  14
South Carolina Intermediate Tax-Free Fund                                  15
Virginia Intermediate Tax-Free Fund                                        16
West Virginia Intermediate Tax-Free Fund                                   17
Prime Money Market Fund                                                    18
U.S. Treasury Money Market Fund                                            19

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

INSTRUMENT                                                      FUND CODE          RISK TYPE
----------                                                   --------------   ------------------
AMERICAN DEPOSITARY RECEIPTS ("ADRS"): ADRs are foreign           1-8         Market
shares of a company held by a U.S. bank that issues a                         Political
receipt evidencing ownership.                                                 Foreign Investment

ASSET-BACKED SECURITIES: Securities secured by company          9-11, 18      Pre-payment
receivables, home equity loans, truck and auto loans,                         Market
leases, credit card receivables and other securities                          Credit
backed by other types of receivables or other assets.                         Interest Rate
                                                                              Regulatory
                                                                              Liquidity
                                                                              Estimated Maturity

BANKERS' ACCEPTANCES: Bills of exchange or time drafts       3, 4, 8-11, 18   Credit
drawn on and accepted by a commercial bank. Maturities are                    Liquidity
generally six months or less.                                                 Market
                                                                              Interest Rate

BANK INSTRUMENTS: Unsecured interest bearing deposits with         18         Credit
banks. Bank instruments include bank accounts, time                           Liquidity
deposits, certificates of deposit and banker's                                Market
acceptances. Yankee instruments are denominated in U.S.                       Interest Rate
dollars and issued by U.S. branches of foreign banks.
Eurodollar instruments are denominated in U.S. dollars and
issued by non-U.S. branches of U.S. branches of U.S. or
foreign banks. For purposes of the Prime Money Market
Fund's concentration limitation, bank instruments also
include fixed income securities credit enhanced by a bank.

BONDS: Interest-bearing or discounted government or             6, 8-19       Market
corporate securities that obligate the issuer to pay the                      Credit
bondholder a specified sum of money, usually at specific                      Interest Rate
intervals, and to repay the principal amount of the loan
at maturity.

CALL AND PUT OPTIONS: A call option gives the buyer the           1-8         Management
right to buy, and obligates the seller of the option to                       Liquidity
sell, a security at a specified price. A put option gives                     Credit
the buyer the right to sell, and obligates the seller of                      Market
the option to buy a security at a specified price. The                        Leverage
Funds will sell only covered call and secured put options.

CERTIFICATES OF DEPOSIT: Negotiable instruments with a          1-8, 18       Market
stated maturity.                                                              Credit
                                                                              Liquidity
                                                                              Interest Rate

COMMERCIAL PAPER: Secured and unsecured short-term              1-11, 18      Credit
promissory notes issued by corporations and other                             Liquidity
entities. Maturities generally vary from a few days to                        Market
nine months.                                                                  Interest Rate

COMMON STOCK: Shares of ownership of a company.                   1-8         Market

CONVERTIBLE SECURITIES: Bonds or preferred stock that           1-8, 11       Market
convert to common stock.                                                      Credit

DERIVATIVES: Instruments whose value is derived from an           1-17        Management
underlying contract, index or security, or any combination                    Market
thereof, including futures, options (e.g., put and calls),                    Credit
options on futures, swap agreements, and some                                 Liquidity
mortgage-backed securities.                                                   Leverage
                                                                              Interest Rate

EMERGING MARKETS: Bonds issued by foreign companies in           6, 11        Market
countries that are defined as an emerging or developing                       Political
economy by any one of the International Bank for                              Liquidity
Reconstruction and Development (the World Bank), the                          Foreign Investment
International Finance Corporation or the United Nations or
its authorities.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

INSTRUMENT                                                      FUND CODE          RISK TYPE
----------                                                   --------------   ------------------
EXCHANGE-TRADED FUNDS: Exchange-traded funds such as              1-17        Market
Standard & Poor's Depository Receipts ("SPDRs") and                           ETF
NASDAQ-100 Index Tracking Stock ("NASDAQ 100s"),                              Liquidity
represent ownership in a long-term unit investment trust
that holds a portfolio of common stocks designed to track
the price, performance and dividend yield of an index,
such as the S&P 500 Index or the NASDAQ-100 Index, or a
group of stocks in a particular geographic area.
Exchange-traded funds entitle a holder to receive
proportionate quarterly cash distributions corresponding
to the dividends that accrue to the stocks in the
underlying portfolio, less trust expenses. Unit investment
trusts are registered investment companies. Therefore, a
Fund's investment in exchange-traded funds is subject to
the limitations on investing in investment company
securities described below.

FOREIGN SECURITIES: Stocks issued by foreign companies, as      1-11, 18      Market
well as commercial paper of foreign issuers and                               Political
obligations of foreign banks, overseas branches of U.S.                       Liquidity
banks and supranational entities.                                             Foreign Investment

FORWARD FOREIGN CURRENCY CONTRACTS: An obligation to               6          Management
purchase or sell a specific amount of a currency at a                         Market
fixed future date and price set by the parties involved at                    Credit
the time the contract is negotiated.                                          Liquidity
                                                                              Leverage
                                                                              Foreign Investment
                                                                              Political

FUTURES AND RELATED OPTIONS: A contract providing for the         1-17        Management
future sale and purchase of a specified amount of a                           Market
specified security, class of securities, or an index at a                     Credit
specified time in the future and at a specified price.                        Liquidity
                                                                              Leverage

HIGH-YIELD/HIGH-RISK DEBT SECURITIES: High-yield/high-risk         11         Credit
debt securities are securities that are rated below                           Market
investment grade by the primary rating agencies (e.g., BB                     Liquidity
or lower by Standard & Poor's and Ba or lower by Moody's).
These securities are considered speculative and involve
greater risk of loss than investment grade debt
securities. Other terms commonly used to describe such
securities include "lower rated bonds," "non-
investment grade bonds" and "junk bonds."

INVESTMENT COMPANY SECURITIES: Shares of investment               1-19        ETF
companies. A Fund (except the Funds of Funds) may invest                      Market
up to 5% of its total assets in the shares of any one
registered investment company, but may not own more than
3% of the securities of any one registered investment
company or invest more than 10% of its total assets in the
securities of other registered investment companies. These
registered investment companies may include money market
funds of BB&T Funds and shares of other registered
investment companies for which the Adviser to a Fund or
any of their affiliates serves as investment adviser,
administrator or distributor. The Prime Money Market Fund
may only invest in shares of other investment companies
with similar objectives.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS INSTRUMENT

INSTRUMENT                                                      FUND CODE          RISK TYPE
----------                                                   --------------   ------------------
MORTGAGE-BACKED SECURITIES: Debt obligations secured by         9-11, 18      Pre-payment
real estate loans and pools of loans. These include                           Market
collateralized mortgage obligations and real estate                           Credit
mortgage investment conduits.                                                 Regulatory
                                                                              Estimated Maturity

MUNICIPAL SECURITIES: Securities issued by a state or             9-18        Market
political subdivision to obtain funds for various public                      Credit
purposes. Municipal securities include industrial                             Political
development bonds and other private activity bonds, as                        Tax
well as general obligation bonds, revenue bonds, tax                          Regulatory
anticipation notes, bond anticipation notes, revenue
anticipation notes, project notes, other short-term
tax-exempt obligations, municipal leases, obligations of
municipal housing authorities (single family revenue
bonds), and obligations issued on behalf of Section
501(c)(3) organizations.

There are two general types of municipal bonds:
General-obligations bonds, which are secured by the taxing power of the issuer and revenue bonds, which take many shapes and forms but are generally backed by revenue from a specific project or tax. These include, but are not limited to, certificates of participation ("COPs");
utility and sales tax revenues; tax increment or tax allocations; housing and special tax, including assessment district and community facilities district issues which are secured by specific real estate parcels; hospital revenue; and industrial development bonds that are secured by a private company.

PREFERRED STOCKS: Preferred Stocks are equity securities          1-8         Market
that generally pay dividends at a specified rate and have
preference over common stock in the payment of dividends
and liquidation. Preferred stock generally does not carry
voting rights.

REPURCHASE AGREEMENTS: The purchase of a security and the         1-19        Market
simultaneous commitment to return the security to the                         Credit
seller at an agreed upon price on an agreed upon date.
This is treated as a loan.

RESTRICTED SECURITIES: Securities not registered under the      6, 8-18       Liquidity
Securities Act of 1933, such as privately placed                              Market
commercial paper and Rule 144A securities.

REVERSE REPURCHASE AGREEMENT: The sale of a security and        5-7, 11       Market
the simultaneous commitment to buy the security back at an                    Leverage
agreed upon price on an agreed upon date. This is treated
as a borrowing by a Fund.

SECURITIES LENDING: The lending of up to 33 1/3% of the       1-11, 18-19     Market
Fund's total assets. In return the Fund will receive cash,                    Leverage
other securities, and/or letters of credit.                                   Liquidity
                                                                              Credit

SHORT-TERM OBLIGATIONS: High quality U.S.                         1-19        Market
dollar-denominated debt securities that have remaining                        Credit
maturities of one year or less. These securities may
include U.S. government obligations, domestic and foreign
commercial paper (including variable-amount master demand
notes), bankers' acceptances, certificates of deposit and
demand and time deposits of domestic and foreign branches
of U.S. banks and foreign banks, and repurchase
agreements. These investments are limited to those
obligations which, at the time of purchase, (i) possess
one of the two highest short-term ratings from at least
two NRSROs (for example, commercial paper rated "A-1" or
 "A-2" by S&P and "P-1" or "P-2" by Moody's), or (ii) do
not possess a rating (i.e., are unrated) but are
determined by the Adviser or Sub-Adviser to be of
comparable quality.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS INSTRUMENT

INSTRUMENT                                                      FUND CODE          RISK TYPE
----------                                                   --------------   ------------------
STRUCTURED PRODUCTS: Individually negotiated agreements           9-11        Credit
organized and operated to restructure the investment                          Market
characteristics of the underlying security, involving the                     Liquidity
deposit with or purchase by an entity, such as a
corporation or trust, of specified instruments (such as
commercial bank loans) and the issuance by that entity of
one or more classes of securities ("structured
securities") backed by, or representing interests in, the
underlying instruments.

STAND-BY COMMITMENTS: The Fund may acquire "stand-by            12-18         Market
commitments" with respect to Municipal Securities held in
its portfolio. The Fund will acquire stand-by commitments
solely to facilitate portfolio liquidity.

TIME DEPOSITS: Non-negotiable receipts issued by a bank in      8, 18-19      Liquidity
exchange for the deposit of funds.                                            Credit
                                                                              Market

U.S. GOVERNMENT AGENCY SECURITIES: Securities issued by           1-18        Interest Rate
agencies and instrumentalities of the U.S. government.                        Credit
These include Ginnie Mae, Fannie Mae, and Freddie Mac.                        U.S. Gov't.
                                                                              Agency

U.S. TREASURY OBLIGATIONS: Bills, notes, bonds, separately        1-19        Interest Rate
traded registered interest and principal securities, and
coupons under bank entry safekeeping.

VARIABLE AMOUNT MASTER DEMAND NOTES: Unsecured demand             9-19        Credit
notes that permit the indebtedness to vary and provide for                    Liquidity
periodic adjustments in the interest rate according to the                    Interest Rate
terms of the instrument. Because master demand notes are
direct lending arrangements between a Fund and the issuer,
they are not normally traded. Although there is no
secondary market in these notes, the Fund may demand
payment of principal and accrued interest at specified
intervals.

VARIABLE AND FLOATING RATE INSTRUMENTS: Obligations with          9-18        Credit
interest rates which are reset daily, weekly, quarterly or                    Liquidity
some other period and which may be payable to the Fund on                     Market
demand.

WARRANTS: Securities, typically issued with preferred             1-8         Market
stock or bonds, that give the holder the right to buy a                       Credit
proportionate amount of common stock at a specified price.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS: Purchase       2-4, 7-18      Market
or contract to purchase securities at a fixed price for                       Leverage
delivery at a future date. Under normal market conditions,                    Liquidity
when-issued purchases and forward commitments will not                        Credit
exceed 25% of the value of a Fund's total assets.

YANKEE BONDS AND SIMILAR DEBT OBLIGATIONS: U.S. dollar            8-18        Market
denominated bonds issued by foreign corporations or                           Credit
governments. Sovereign bonds are those issued by the                          Interest Rate
government of a foreign country. Supranational bonds are
those issued by supranational entities, such as the World
Bank and European Investment Bank. Canadian bonds are
those issued by Canadian provinces.

ZERO-COUPON DEBT OBLIGATIONS: Bonds and other debt that           8-19        Credit
pay no interest, but are issued at a discount from their                      Market
value at maturity. When held to maturity, their entire                        Interest Rate
return equals the difference between their issue price and
their maturity value.

INVESTMENT RISKS

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in "Risk/Return Summary and Fund Expenses." Because of these risks, the value

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

of the securities held by the Funds may fluctuate, as will the value of your investment in the Funds. Certain investments and Funds are more susceptible to these risks than others.

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

EMERGING MARKETS RISK. The risks associated with foreign investments (see "Foreign Investment Risk") are particularly pronounced in connection with investments in emerging markets. In addition, profound social changes and business practices that depart from norms in developed countries' economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

ESTIMATED MATURITY RISK. The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation (such as mortgage-related securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

ETF RISK. The risk associated with the risks of owning the underlying securities the ETF is designed to track. Lack of liquidity in an ETF could result in being more volatile than the underlying portfolio of securities. When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, it may be more costly to own an ETF.

FOREIGN INVESTMENT RISK. The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities may also be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

INTEREST RATE RISK. The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of the Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.

INVESTMENT STYLE RISK. The risk that returns from a particular class or group of stocks (e.g., value, growth, small cap, large cap) will trail returns from other asset classes or the overall stock market. Groups or asset classes of stocks tend to go through cycles of doing better -- or worse -- than common stocks in general. These periods can last for periods as long as several years. Additionally, a particular asset class or group of stocks could fall out of favor with the market, causing the Fund to underperform funds that focus on other types of stocks.

LEVERAGE RISK. The risk associated with securities or practices that multiply small index or market movements into large changes in value. Leverage is often associated with investments in derivatives, but also may be embedded directly in the characteristics of other securities.

     HEDGED. When a derivative (a security whose value is based on another security or index) is used as a hedge against an opposite position that the Portfolio also holds, any loss generated by the derivative should be substantially offset by gains on the hedged investment, and vice versa. Hedges are sometimes subject to imperfect matching between the derivative and underlying security, and there can be no assurance that a Portfolio's hedging transactions will be effective.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

     SPECULATIVE. To the extent that a derivative is not used as a hedge, the Portfolio is directly exposed to the risks of that derivative. Gains or losses from speculative positions in a derivative may be substantially greater than the derivatives original cost.

LIQUIDITY RISK. The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Portfolio management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

MANAGEMENT RISK. The risk that a strategy used by a Fund's portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

MARKET RISK. The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

POLITICAL RISK. The risk of losses attributable to unfavorable governmental or political actions, seizure of foreign deposits, changes in tax or trade statutes, and governmental collapse and war.

PRE-PAYMENT/CALL RISK. The risk that the principal repayment of a security will occur at an unexpected time. Prepayment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will "call" -- or repay-higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, a Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income
- and the potential for taxable capital gains. Further, with early prepayment, a Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Prepayment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity.

REGULATORY RISK. The risk associated with Federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans. These laws include restrictions on foreclosures, redemption rights after foreclosure, Federal and state bankruptcy and debtor relief laws, restrictions on "due on sale" clauses, and state usury laws.

SMALL COMPANY RISK. Stocks of small-capitalization companies are more risky than stocks of larger companies and may be more vulnerable than larger companies to adverse business or economic developments. Many of these companies are young and have a limited track record. Small cap companies may also have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in larger companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects. If a Fund concentrates on small-capitalization companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.

TAX RISK. The risk that the issuer of the securities will fail to comply with certain requirements of the Internal Revenue Code, which would cause adverse tax consequences.

U.S. GOVERNMENT AGENCY SECURITIES RISK. The risk associated with securities issued by agencies of the U.S. government such as Fannie Mae, Ginnie Mae or Freddie Mac. Although U.S. government securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government securities issued by an agency or instrumentalities of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

FUND MANAGEMENT

THE INVESTMENT ADVISER

BB&T Asset Management, Inc. ("BB&T Asset Management" or the "Adviser") is the adviser for the Funds. BB&T Asset Management, located at 434 Fayetteville Street Mall, Raleigh, NC 27601, is a wholly-owned subsidiary of BB&T Corporation ("BB&T") a financial holding company that is a North Carolina corporation, headquartered in Winston-Salem, North Carolina. As of December 31, 2005, BB&T had assets of approximately $109.2 billion. Through its subsidiaries, BB&T operates over 1,400 banking offices in Alabama, Florida, Georgia, Indiana, Kentucky, Tennessee, Maryland, North Carolina, South Carolina, Virginia, West Virginia and Washington, D.C., providing a broad range of financial services to individuals and businesses.

In addition to general commercial, mortgage and retail banking services, BB&T also provides trust, investment, and retail and wholesale insurance services. BB&T has provided investment management services through its Trust and Investment Management Division since 1912. BB&T Asset Management employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T Asset Management and its predecessors have managed common and collective investment funds for its fiduciary accounts for more than 20 years. BB&T Asset Management currently manages discretionary assets of more than $16 billion.

The Adviser may appoint one or more subadvisors to manage all or a portion of the assets of the Funds. The Funds and the Adviser intend to seek exemptive relief from the Securities and Exchange Commission (SEC) to permit the Adviser, subject to certain conditions, including the one-time prior approval of the Funds' Board of Trustees and shareholders, to appoint and replace subadvisors, enter into subadvisory agreements, and amend and terminate subadvisory agreements on behalf of the Fund without shareholder approval. The Adviser has received the one-time approval from the Funds' Board of Trustees and shareholders, and if the Adviser obtains an exemptive order from the SEC, the Adviser will have the ability to change the fee payable to a subadvisor or appoint a new subadvisor at a fee different than that paid to the current subadvisor, which in turn may result in a different fee retained by the Adviser. As of the date of this Prospectus, the Funds and the Adviser had not yet filed an exemptive application with the SEC. Once filed, there is no guarantee that the SEC will grant exemptive relief.

Through its portfolio management team, BB&T Asset Management makes the day-to-day investment decisions and continuously reviews, supervises and administers the Funds' investment programs.

For these advisory services, the Funds paid as follows during their fiscal year ended:

                                                      PERCENTAGE OF AVERAGE NET
                                                     ASSETS FOR THE FISCAL YEAR
                                                           ENDED 09/30/05
                                                     --------------------------
Large Cap Fund                                                  0.67%
Large Cap Growth Fund                                           0.67%
Mid Cap Value Fund                                              0.67%
Mid Cap Growth Fund                                             0.67%
Small Cap Fund
   (formerly the Small Company Value Fund)                      0.80%
International Equity Fund                                       0.90%
Special Opportunities Equity Fund                               0.80%
Equity Income Fund                                              0.50%
Short U.S. Government Fund                                      0.45%
Intermediate U.S. Government Fund                               0.50%
Total Return Bond Fund
   (formerly the Intermediate Corporate Bond Fund)              0.50%
Kentucky Intermediate Tax Free Fund                             0.34%
Maryland Intermediate Tax Free Fund                             0.18%
North Carolina Intermediate Tax-Free Fund                       0.45%
South Carolina Intermediate Tax-Free Fund                       0.44%
Virginia Intermediate Tax-Free Fund                             0.45%
West Virginia Intermediate Tax-Free Fund                        0.45%
Prime Money Market Fund                                         0.29%
U.S. Treasury Money Market Fund                                 0.28%
Capital Manager Conservative Growth Fund                        0.05%
Capital Manager Moderate Growth Fund                            0.05%
Capital Manager Growth Fund                                     0.03%
Capital Manager Equity Fund                                     0.01%

A discussion regarding the basis for the board of trustees approving the investment advisory agreement with BB&T Asset Management and sub-advisory agreements with UBS Global AM, Scott & Stringfellow, Federated IMC, and Sterling Capital is available in the Funds' annual report to shareholders for the period ended September 30, 2005.

FUND MANAGEMENT

THE INVESTMENT SUB-ADVISERS

INTERNATIONAL EQUITY FUND. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as the Sub-advisor to the International Equity Fund pursuant to a Sub-advisory Agreement BB&T Asset Management. Under the Sub-Advisory Agreement, UBS Global AM will provide investment management sub-advisory services to the Fund, select investments and place all orders for purchases and sales of the Fund's securities, subject to the direction and supervision of the BB&T Funds' Board of Trustees and the Adviser, any written guidelines adopted by the Fund's Board of Trustees or the Adviser and furnished to UBS Global AM, and in accordance with the Fund's written investment restrictions.

UBS Global AM, located at One North Wacker Drive, Chicago, IL 60606, began managing institutional assets in 1974 through its predecessor entities, including Brinson Partners, Inc. and First Chicago Investment Advisors. Swiss Bank Corporation ("SBC") acquired the firm in 1995. In 1998, SBC merged with Union Bank of Switzerland to form UBS AG. UBS Global AM is a member of the UBS Global Asset Management business group (the "Group") of UBS AG. As of September 30, 2005, UBS Global AM had approximately $66.8 billion in assets under management and the Group has approximately $568.9 billion in assets under management.

SPECIAL OPPORTUNITIES EQUITY FUND AND EQUITY INCOME FUND. Scott & Stringfellow, Inc. ("Scott & Stringfellow" or the "Sub-Adviser") serves as the sub-adviser to the Special Opportunities Equity Fund and the Equity Income Fund pursuant to a Sub-Advisory Agreement with BB&T Asset Management. Under the Sub-Advisory Agreement, Scott & Stringfellow manages the Funds, selects their investments, and places all orders for purchases and sales of the Funds' securities, subject to the general supervision of BB&T Funds' Board of Trustees and BB&T Asset Management and in accordance with the Funds' investment objectives.

Scott & Stringfellow's address is: 909 E. Main Street, Richmond, Virginia 23219. Scott & Stringfellow is a wholly-owned subsidiary of BB&T. As of December 31, 2005, Scott & Stringfellow had over $18.6 billion in client funds. Founded in 1893, Scott & Stringfellow operates as a full-service regional brokerage and investment banking firm serving individual, institutional, corporate and municipal clients.

PRIME MONEY MARKET FUND. Federated Investment Management Company ("Federated IMC") serves as the Sub-Adviser to the Prime Money Market Fund pursuant to a Sub-Advisory Agreement with BB&T Asset Management. Under the Sub-Advisory Agreement, Federated IMC manages the Fund, selects its investments, and places all orders for purchases and sales of the Fund's securities, subject to the general supervision of the BB&T Funds' Board of Trustees and BB&T Asset Management and in accordance with the Prime Money Market Fund's investment objective, policies and restrictions.

Federated IMC's address is: Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Federated IMC and other subsidiaries of Federated Investors, Inc. advise approximately 185 mutual funds and separate accounts, which totaled approximately $213 billion in assets as of December 31, 2005. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,600 employees. More than 4,000 investment professionals make Federated Funds available to their customers.

MID CAP VALUE FUND AND TOTAL RETURN BOND FUND. Sterling Capital Management LLC ("Sterling Capital") serves as the sub-adviser to the Mid Cap Value Fund and the Total Return Bond Fund pursuant to a Sub-Advisory Agreement with BB&T Asset Management. Under the Sub-Advisory Agreement, Sterling Capital manages the Funds, selects their investments and places all orders for purchases and sales of the Funds' securities, subject to the direction and supervision of the Board of Trustees and BB&T Asset Management, any written guidelines adopted by the Board of Trustees or BB&T Asset Management and furnished to Sterling Capital, and in accordance with the Funds' written investment restrictions.

Sterling Capital's address is: 4064 Colony Road, Suite 300, Charlotte, NC 28211. Sterling Capital was organized as a limited liability company on January 27, 2005. Sterling Capital, originally founded in 1970, is an affiliate of BB&T Asset Management because it is 70% owned by the parent of BB&T Asset Management, BB&T Corporation. As of September 30, 2005, Sterling Capital had over $8.5 billion in assets under management.

FUND MANAGEMENT

PORTFOLIO MANAGERS

LARGE CAP FUND. Ronald T. Rimkus, CFA, has been primarily responsible for the management of the Fund since March 2006. Mr. Rimkus joined BB&T Asset Management, Inc. in January 2006 as the Director of Core Equity. From 2000 to 2006, Mr. Rimkus managed a large cap core equity product for Mesirow Financial, Inc.

LARGE CAP GROWTH FUND. Jeffrey J. Schappe, CFA, has headed the team that has served as portfolio manager for the Large Company Growth Fund since March 2005. Mr. Schappe has served as Chief Investment Officer for BB&T Asset Management, Inc. since April 2004. From 2002 through April 2004, he served as Senior Vice President and Chief Investment Officer for Citizens Advisers. He joined Citizens in 2001 as Director of Research. Before working at Citizens Advisers, Schappe managed the research department at George K. Baum & Company, a regional broker/dealer and investment bank. Prior to that, he served as Vice President/Portfolio Manager and Director of Research for Conseco Capital Management.

Effective March 27, 2006, David Nolan will become the portfolio manager of the Large Cap Growth Fund. Mr. Nolan is a Senior Vice President and portfolio manager with the Adviser. He has been with the Adviser and its predecessors since 1985.

MID CAP VALUE FUND. Timothy P. Beyer has been the manager and/or co-portfolio manager of the BB&T Mid Cap Value Fund since July 2005.

Mr. Beyer, CFA, joined Sterling Capital in 2004 and is currently an Executive Director. From 2003-2004, Mr. Beyer served as Portfolio Manager of the AIM Midcap Basic Value Fund for AIM Investments. From 2000-2002, Mr. Beyer worked at USAA managing the USAA Value Fund and USAA Balanced Fund.

MID CAP GROWTH FUND. David Nolan has managed or has been a member of the team that manages the Mid Cap Growth Fund since its inception. Mr. Nolan managed the OVB Capital Appreciation Fund (predecessor to the BB&T Mid Cap Growth Fund) since December 1993. Mr. Nolan is a Senior Vice President and portfolio manager with the Adviser. He has been with the Adviser and its predecessors since 1985.

SMALL CAP FUND. John Kvantas, CFA, has managed the Small Cap fund since its May 2003 inception. Mr. Kvantas is a Senior Vice President and portfolio manager for the Adviser. He has been with the Advisor since March 2003. From November 1997 to February 2003, he was a portfolio manager and equity analyst with Wachovia.

INTERNATIONAL EQUITY FUND. Thomas Madsen has been the portfolio manager of the BB&T International Equity Fund since April 2003. Mr. Madsen is the Global Head of Equities at UBS Global Asset Management and has been a Managing Director of UBS Global Asset Management since February, 2000.

SPECIAL OPPORTUNITIES EQUITY FUND AND EQUITY INCOME FUND. George F. Shipp, CFA, has been the portfolio manager of the Special Opportunities Equity Fund and the Equity Income Fund since their inception. Mr. Shipp is the Senior Managing Director of CHOICE Asset Management, a department of Scott & Stringfellow, and serves as Chief Investment Officer of the CHOICE portfolios, separate accounts sponsored by Scott & Stringfellow. Mr. Shipp has been with Scott & Stringfellow since 1982.

SHORT U.S. GOVERNMENT FUND. Kevin McNair, CFA, has managed or has been a member of the team that manages the Short U.S. Government Fund since 1994. Mr. McNair is a Senior Vice President and portfolio manager with the Adviser.

INTERMEDIATE U.S. GOVERNMENT FUND. Brad D. Eppard, CFA, has been the portfolio manager of the Intermediate U.S. Government Fund since July 2003. Mr. Eppard is a Senior Vice President and portfolio manager with the Adviser, positions which he has held since July 2003. From October 2000 to July 2003 Mr. Eppard was a senior fixed income strategist for Legg Mason Wood Walker. From February 2000 to October 2000 Mr. Eppard was a senior fixed income strategist for Wachovia Securities. Prior to that Mr. Eppard was a senior portfolio manager and Director at Boatman's Capital Management from April 1997 to January 2000.

TOTAL RETURN BOND FUND. David M. Ralston has been the portfolio manager of the BB&T Total Return Bond Fund since July 2005. Mr. Ralston is a Managing Director and CIO of Sterling Capital Management, and is a Fixed Income Portfolio Manager and the head of Sterling's fixed income team. Mr. Ralston co-founded Trinity Capital Advisors in 1989, which merged into Sterling Capital Management in 1991.

FUND MANAGEMENT

TAX-FREE BOND FUNDS. Robert Millikan, CFA, has managed or has been a member of the team that manages each of the Tax-Free Bond Funds since February 2000. Mr. Millikan is a Senior Vice President and Director of Fixed Income Management with the Adviser. He has been with the Adviser and its predecessors since February 2000. From July 1990 to February 2000, he was an investment officer with First Citizens Bank.

FUND OF FUNDS. All decisions for the Capital Manager Conservative Growth Fund, Capital Manager Moderate Growth Fund, Capital Manager Growth Fund, and Capital Manager Equity Fund are made by the BB&T Balanced Portfolio Management Team, which includes Jeffrey J. Schappe, Robert F. Millikan, Ronald T. Rimkus and Will Gholston.

Mr. Schappe, CFA, has been a member of the team that manages the Fund of Funds since March 2005. Mr. Schappe has served as Chief Investment Officer for BB&T Asset Management, Inc. since April 2004. From 2002 through April 2004, he served as Senior Vice President and Chief Investment Officer for Citizens Advisers. He joined Citizens in 2001 as Director of Research. Before working at Citizens Advisers, Schappe managed the research department at George K. Baum & Company, a regional broker-dealer and investment bank. Prior to that, he served as Vice President/Portfolio Manager and Director of Research for Conseco Capital Management.

Mr. Millikan, CFA, has been a member of the team that manages the Fund of Funds since September 2004. Mr. Millikan is a Senior Vice President and Director of Fixed Income Management with the Adviser. He has been with the Adviser and its predecessors since February 2000. From July 1990 to February 2000, he was an investment officer with First Citizens Bank.

Mr. Rimkus, CFA, has been a member of the team that manages the Fund of Funds since March 2006. Mr. Rimkus joined BB&T Asset Management, Inc. in January 2006 as the Director of Core Equity. From 2000 to 2006, Mr. Rimkus managed a large cap core equity product for Mesirow Financial, Inc.

Mr. Gholston, CFA, has been a member of the team since March 2006. Mr. Gholston is an Assistant Vice President and Manager of Quantitative Analysis with the Adviser. He has been with the Adviser since October 2003. Prior to joining the Adviser, he served as an Investment Performance Associate/Analyst for Cambridge Associates and UNC Management Company.

Additional information regarding the portfolio managers' 'compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares in Funds for which they are portfolio managers is available in the Statement of Additional Information.

SCOTT & STRINGFELLOW-RELATED PERFORMANCE OF SEPARATELY MANAGED ACCOUNTS

In addition to acting as Sub-Adviser to the Special Opportunities Equity Fund and the Equity Income Fund, Scott & Stringfellow manages a wrap fee program pursuant to the multi-style investment strategy. The following table shows the historical performance of all accounts managed by Scott & Stringfellow, which have substantially similar investment objectives, policies, strategies and risks to the Special Opportunities Equity Fund and Equity Income Fund, respectively. These composites are provided to illustrate the past performance of Scott & Stringfellow in managing accounts substantially similar to the Special Opportunities Equity Fund and the Equity Income Fund. THESE COMPOSITES DO NOT REPRESENT THE PERFORMANCE OF THE SPECIAL OPPORTUNITIES EQUITY FUND OR THE EQUITY INCOME FUND. YOU SHOULD NOT CONSIDER THIS PERFORMANCE DATA AS AN INDICATION OF FUTURE PERFORMANCE OF THE SPECIAL OPPORTUNITIES EQUITY FUND, THE EQUITY INCOME FUND OR OF SCOTT & STRINGFELLOW.

The Sub-Adviser's composite performance data shown below was calculated on a time weighted basis and includes all dividends and interest, accrued income and realized and unrealized gains and losses. All returns reflect the deduction of a 2.2% fee comprising advisory services, brokerage commissions and execution costs, without provision for federal or state income taxes or custody fees. This fee represents the highest account fee paid at the account level by the underlying private accounts used to construct the composite. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. Returns are calculated by geometrically linking the monthly and quarterly returns respectively. There is no use of leverage or derivatives.

The accounts that are included in the Sub-Adviser's composites are not subject to the same types of expenses to which the Special Opportunities Equity Fund and the Equity Income Fund are subject nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Funds by the 1940 Act or Subchapter M of the Internal Revenue Code.

Consequently, the performance results for the Sub-Adviser's composites could have been adversely affected if the accounts included in the composites had been regulated as investment companies under the federal securities laws.

FUND MANAGEMENT

SCOTT & STRINGFELLOW-RELATED PERFORMANCE OF SEPARATELY MANAGED ACCOUNTS
CONTINUED

The investment results of the Sub-Adviser's composites presented below are unaudited. The investment results of the Sub-Adviser's composites were not calculated pursuant to the methodology established by the SEC that will be used to calculate the performance results of the Special Opportunities Equity Fund and the Equity Income Fund. Investors should also be aware that the use of a methodology different from that used below to calculate performance could result in different performance data.

                                SUB-ADVISER'S COMPOSITE RELATED TO      SUB-ADVISER'S COMPOSITE
[TO BE UPDATED]                  THE SPECIAL OPPORTUNITIES EQUITY    RELATED TO THE EQUITY INCOME   S&P 500
CALENDAR YEAR                                 FUND(2)                           FUND(3)             INDEX(4)
---------------                 ----------------------------------   ----------------------------   --------
2001                                            8.45%                             3.56%              -11.88%
2002                                          -18.39%                           -14.71%              -22.12%
2003                                           43.14%                            29.16%               28.69%
2004                                           27.69%                            21.05%               10.87%
2005                                            2.47%                             7.93%                4.91%

                                SUB-ADVISER'S COMPOSITE RELATED TO      SUB-ADVISER'S COMPOSITE
                                 THE SPECIAL OPPORTUNITIES EQUITY    RELATED TO THE EQUITY INCOME   S&P 500
ANNUALIZED PERIOD                             FUND(2)                           FUND(3)             INDEX(4)
-----------------               ----------------------------------   ----------------------------   --------
1 Year Ended 12/31/05                           2.47%                             7.93%                4.91%
2 Years Ended 12/31/05                         14.39%                            14.30%                7.60%
3 Years Ended 12/31/05                         23.26%                            19.05%               14.38%
Inception through 12/31/05(1)                  10.64%                             8.31%                0.54%

(1) Inception is 12/27/00 for the Sub-Adviser's composites for the Special Opportunities Equity Fund and the Equity Income Fund.

(2) A 2.2% fee comprising advisory services, brokerage commissions and execution costs was applied to the performance of the Sub-Adviser's composite related to Special Opportunities Equity Fund. This represents the highest account fee paid at the account level by the underlying private accounts used to construct the composite. This fee is higher than the estimated total fund operating expenses of 1.04% for the Institutional Shares of the Special Opportunities Equity Fund. The performance of the Sub-Adviser's composite related to Special Opportunities Equity Fund does not take into account federal or state income taxes.

(3) A 2.2% fee comprising advisory services, brokerage commissions and execution costs was applied to the performance of the Sub-Adviser's composite related to Equity Income Fund. This represents the highest account fee paid at the account level by the underlying private accounts used to construct this composite. This fee is higher than the estimated total fund operating expenses of 1.04% for the Institutional Shares of the Equity Income Fund. The performance of the Sub-Adviser's composite related to Equity Income Fund does not take into account federal or state income taxes.

(4)  The S&P 500 Index is a widely recognized, unmanaged index of common stocks.

THE DISTRIBUTOR AND ADMINISTRATOR

BB&T Asset Management, Inc. (the "Administrator"), 434 Fayetteville Street Mall, Raleigh, NC 27601, serves as each Fund's administrator. The administrative services of the Administrator include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, legal and dividend disbursing services. BISYS Fund Services Ohio, Inc. (the "Sub-Administrator"), 3435 Stelzer Road, Columbus, Ohio 43219, serves as each Fund's sub-administrator.

BB&T Funds Distributor, Inc. (the "Distributor") serves as the distributor of each Fund's shares. The Distributor may provide financial assistance in connection with pre-approved seminars, conferences and advertising to the extent permitted by applicable state or self-regulatory agencies, such as the National Association of Securities Dealers.

The SAI has more detailed information about the Investment Adviser and other service providers.

SHAREHOLDER INFORMATION

CHOOSING A SHARE CLASS

BB&T Funds offer different classes of Fund shares, which have different expenses and other characteristics. Only one class of Fund shares, Institutional Shares, is offered in this prospectus. To choose the one that is best suited to your needs and goals, consider the amount of money you want to invest, how long you expect to invest it and whether you plan to make additional investments. The following are some of the main characteristics of the Institutional Shares:

INSTITUTIONAL SHARES

-    No sales charges.

-    No distribution and service (12b-1) fees.

- Available only to Branch Banking and Trust Company and its affiliates and other financial service providers approved by the Distributor for the investment of funds for which they act in a fiduciary, advisory, agency, custodial or similar capacity or to individuals or corporations investing $1,500,000 or more.

INVESTMENT AMOUNTS

The minimum initial investment in Institutional Shares of the Funds offered by this Prospectus is $1,500,000. An Institutional shareholder's minimum investment cannot be calculated by combining all accounts he/she maintains with BB&T Funds -- rather, the shareholder must meet the minimum amount for each Fund in which he/she wishes to invest.

If your account falls below $1,500,000, the Fund may ask you to increase your balance. If it is still below $1,500,000 after 60 days, the Fund may close your account and send you the proceeds at the current NAV.

For actual past expenses of the Institutional Shares, see the fund-by-fund information earlier in this prospectus.

The Funds also offer Class A Shares, Class B Shares, and Class C Shares, each of which has its own expense structure. Class A Shares, Class B Shares, and Class C Shares are available to investors who are not fiduciary clients of Branch Banking and Trust Company and who are not otherwise eligible for Institutional Shares. Call the Distributor for more information (see back cover of this prospectus).

Generally, expenses applicable to the Fund are allocated to each share class of the Fund on the basis of the relative net assets of each class. Expenses applicable to a particular share class, such as distribution and service (12b-1) fees, are borne solely by that share class.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

HOW NAV IS CALCULATED

The NAV is calculated by adding the total value of the Fund's investments and other assets, subtracting its liabilities and then dividing that figure by the number of outstanding shares of the Fund:

                                      NAV =
                           Total Assets - Liabilities
                          ----------------------------
                          Number of Shares Outstanding

Generally, for Funds other than the Money Market Funds, you can find the Fund's NAV daily in The Wall Street Journal and other newspapers. NAV is calculated separately for each class of shares.

MONEY MARKET FUNDS

The per share net asset value ("NAV") of the Prime Money Market Fund and the U.S. Treasury Money Market Fund will be determined at 3:00 p.m. Eastern Time on days the Exchange and the Federal Reserve Bank of New York are open. On days when the Federal Reserve Bank of New York is closed, the Funds may elect to be open, in their discretion, if it is determined to be in shareholders' best interests.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is received. This is what is known as the offering price.

Each Fund uses the amortized cost method of valuing its investments, which does not take into account unrealized gains or losses. For further information regarding the methods used in valuing the Fund's investments, please see the SAI.

OTHER FUNDS

Per share NAV for each Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern time on days the Exchange is open.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund. This is what is known as the offering price. For further information regarding the methods used in valuing the Fund's investments, please see the SAI.

A Fund's securities are generally valued at current market prices. If market quotations are not available, prices will be based on fair value as determined by BB&T Funds' Pricing Committee pursuant to procedures established by BB&T Funds' Board of Trustees. For further information regarding the methods used in valuing the Fund's investments, please see the SAI.

SHAREHOLDER INFORMATION

PURCHASING AND ADDING TO YOUR SHARES

You may purchase Institutional Shares of the Funds through procedures established by the Distributor in connection with the requirements of fiduciary, advisory, agency, custodial and other similar accounts maintained by or on behalf of customers of Branch Banking and Trust Company or one of its affiliates or other financial service providers approved by the Distributor.

These parties are responsible for transmitting orders by close of business. Consult your investment representative or institution for specific information.

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks, money orders, credit card convenience checks, cash and traveler's checks are not accepted. In addition, bank starter checks are not accepted for initial purchase into the Funds.

The Fund's transfer agent is required by law to obtain certain personal information from you (or a person acting on your behalf) in order to verify your (or such person's) identity. If this information is not provided, the transfer agent may not be able to open your account. If the transfer agent is unable to verify your identity (or that of another person authorized to act on your behalf), or believes it has identified potentially criminal activity, the Funds, the Distributor and the Transfer Agent each reserve the right to close your account or to take such other action as they deem reasonable or required by law.

DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS -- REVENUE SHARING

The Adviser and/or its affiliates may pay out of their own assets compensation to financial intermediaries for the sale and distribution of the Shares and/or for the servicing of the Shares. These additional cash and non-cash incentives, sometimes referred to as "revenue sharing arrangements" may take the form of (1) due diligence payments for a financial intermediary's examination of the Funds and payments for employee training and education relating to the Funds; (2) listing fees for the placement of the Funds on a financial intermediary's list of mutual funds available for purchase by its clients; (3) marketing support fees for providing assistance in promoting the sale of Shares; (4) payments in connection with attendance at sales meetings for the promotion of the sale of Shares; and (5) payments for the sale of shares and/or the maintenance of share balances. These payments, which may be different for different financial institutions, will not change the price an investor will pay for Shares or the amount that a Fund will receive for the sale of Shares.

DIVIDENDS AND DISTRIBUTIONS

All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Income dividends for the Money Market Funds and the Bond Funds are declared daily and paid monthly. Income dividends for the Large Cap Fund, the Mid Cap Value Fund, and the Small Cap Fund are declared and paid monthly. The Large Cap Growth Fund, the Mid Cap Growth Fund, the International Equity Fund, the Special Opportunities Equity Fund, the Equity Income Fund, and the Funds of Funds declare and pay income dividends quarterly. Capital gains are distributed at least annually.

Distributions are made on a per share basis regardless of how long you've owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution.

AVOID TAX WITHHOLDING

Each Fund is required to withhold a percentage of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number or have otherwise failed to comply with IRS rules. Shareholders are urged to read the additional information concerning withholding provided in the SAI and provide a correct Tax Identification Number (Social Security Number for most investors) on the account application.

SHAREHOLDER INFORMATION

SELLING YOUR SHARES

You may sell your shares at any time. Your sales price will be the next NAV after your sell order is received by the Fund, its transfer agent, or your investment representative. Normally you will receive your proceeds within a week after your request is received. See section on "General Policies on Selling Shares below."

WITHDRAWING MONEY FROM YOUR FUND INVESTMENT

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

INSTRUCTIONS FOR SELLING SHARES

If selling your shares through a financial institution or your financial adviser or broker, ask them for their redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times which will affect your redemption. For all other sales transactions, follow the instructions below.

BY TELEPHONE (UNLESS YOU HAVE DECLINED TELEPHONE SALES PRIVILEGES)

     1. Call 1-800-228-1872 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See "General Policies on Selling Shares -- Verifying Telephone Redemptions" below).

BY MAIL

     1. Call 1-800-228-1872 to request redemption forms or write a letter of instruction indicating:

          -    your Fund and account number

          -    amount you wish to redeem

          -    address where your check should be sent

          -    account owner signature

     2.   Mail to: BB&T Funds, P.O. Box 182533, Columbus, OH 43218-2533.

BY OVERNIGHT SERVICE (SEE "GENERAL POLICIES ON SELLING SHARES -- REDEMPTIONS IN WRITING REQUIRED" BELOW)

     1.   See instruction 1 above.

     2. Send to: BB&T Funds, c/o BISYS Fund Services, Attn: T.A. Operations, 3435 Stelzer Road, Columbus, OH 43219.

WIRE TRANSFER

You must indicate this option on your application.

The Fund will charge a $7 wire transfer fee for each wire transfer request. As of the date of this Prospectus, BB&T Funds has waived the $7 wire transfer fee. This waiver is voluntary and may be discontinued at any time. Note: Your financial institution may also charge a separate fee.

Call 1-800-228-1872 to request a wire transfer.

If you call by 4 p.m. Eastern time (3 p.m. for Money Market Funds), your payment will normally be wired to your bank on the next business day.

ELECTRONIC REDEMPTIONS

Your bank must participate in the Automated Clearing House (ACH) and must be a U.S. bank.

Your bank may charge for this service.

Call 1-800-228-1872 to request an electronic redemption.

If you call by 4 p.m. Eastern time (3 p.m. for Money Market Funds), the NAV of your shares will normally be determined on the same day and the proceeds credited within 7 days.

SHAREHOLDER INFORMATION

GENERAL POLICIES ON SELLING SHARES

REDEMPTIONS IN WRITING REQUIRED

You must request redemption in writing and obtain a signature guarantee if:

     -    The check is not being mailed to the address on your account; or

     -    The check is not being made payable to the owner(s) of the account; or

     -    Your account address has changed within the last ten business days; or

     - The redemption proceeds are being transferred to another Fund account with a different registration; or

     - The redemption proceeds are being wired to bank instructions currently not on your account.

A signature guarantee can be obtained from a financial institution, such as a bank, broker-dealer, or credit union, or from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The Transfer Agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

VERIFYING TELEPHONE REDEMPTIONS

The Fund makes every effort to insure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Given these precautions, unless you have specifically indicated on your application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders. If appropriate precautions have not been taken, the Transfer Agent may be liable for losses due to unauthorized transactions.

REDEMPTIONS WITHIN 15 BUSINESS DAYS OF INVESTMENT

When you have made an investment by check, the proceeds of your redemption may be held up to 15 business days until the Transfer Agent is satisfied that the check has cleared.

REDEMPTION FEES

The BB&T Funds will assess a redemption fee of 2.00% of the total redemption amount if you sell your shares (of any class), including exchanging your shares for shares of another BB&T Fund, after holding them for less than 7 calendar days subject to certain exceptions or limitations described below. The redemption fee will not be assessed on sales of shares or exchanges out of the BB&T Money Market Funds. The redemption fee is paid directly to the BB&T Funds and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares what were held the longest will be redeemed first. This redemption fee is in addition to any contingent deferred sales charges that may be applicable at the time of sale. Although the BB&T Funds will attempt to assess the redemption fee on applicable redemptions, there can be no guarantee that the Funds will be successful in doing so, including instances when omnibus accounts or retirement plans will not or cannot collect the redemption fee from their underlying accounts. Further, the Funds will not apply the redemption fee to certain types of redemptions that do not indicate market timing strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans, redemptions requested within 7 calendar days following the death or disability of the shareholder (or, if a trust, its beneficiary), redemptions requested pursuant to minimum required distributions from retirement plans or redemptions initiated by the Funds. If you reinvest a dividend or capital gain and purchase more shares (in the same fund) those shares will not be subject to the redemption fee upon the sale of those shares or the exchange of those shares for shares of another fund.

REFUSAL OF REDEMPTION REQUEST

Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining shareholders.

SHAREHOLDER INFORMATION

GENERAL POLICIES ON SELLING SHARES
CONTINUED

REDEMPTION IN KIND

Each Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to your shares. When you convert these securities to cash, you will pay brokerage charges.

UNDELIVERABLE DISTRIBUTION CHECKS

For any shareholder who chooses to receive distributions in cash:

If distribution checks (1) are returned and marked as "undeliverable" or (2) remain uncashed for six months, your account will be changed automatically so that all future distributions are reinvested in your account. Checks that remain uncashed for six months will be canceled and the money reinvested in the appropriate Fund at the current NAV.

SHAREHOLDER INFORMATION

EXCHANGING YOUR SHARES

You can exchange your shares in one Fund for shares of the same class of another BB&T Fund, usually without paying additional sales charges (see "Notes" below). You must meet the minimum investment requirements for the Fund into which you are exchanging. Exchanges from one Fund to another are taxable. Institutional Shares may also be exchanged for Class A Shares of the same Fund if you cease to be eligible to purchase Institutional Shares. Institutional Shares of each Fund may not be exchanged for Class B Shares or Class C Shares. No transaction fees are currently charged for exchanges. However, the 2.00% redemption fee is charged on exchanges made within 7 calendar days at a purchase or exchange transaction. Furthermore, the exchange of Institutional Shares for Class A Shares will require payment of the sales charge unless the sales charge is waived. Please consult the Class A, Class B, and Class C Shares prospectus for more information.

INSTRUCTIONS FOR EXCHANGING SHARES

Exchanges may be made by sending a written request to BB&T Funds, P.O. Box 182533, Columbus OH 43218-2533, or by calling 1-800-228-1872. Please provide the following information:

     -    Your name and telephone number.

     -    The exact name on your account and account number.

     -    Taxpayer identification number (usually your Social Security number).

     -    Dollar value or number of shares to be exchanged.

     -    The name of the Fund from which the exchange is to be made.

     -    The name of the Fund into which the exchange is being made.

See "Selling your Shares" for important information about telephone transactions.

MARKET TIMING

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of a Fund's investments, and increase brokerage and administrative costs. To prevent disruption in the management of the Funds due to market timing strategies, we have adopted certain policies and procedures. To deter market timing, the Funds impose redemption fees on shares sold within seven calendar days of purchase. The redemption fees are in addition to any applicable contingent deferred sales charges. Because money market funds are designed to accommodate frequent trading, the redemption fee will not be assessed on sales of shares or exchanges out of the money market funds. Redemption fees are also not charged on specified types of redemptions that do not indicate market timing strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs or systematic withdrawal plans. Further exceptions and information are found in this prospectus under "Shareholder Information -- Redemption Fees."

We also reserve the right to close any account in which we have identified a pattern of excessive or abusive trading.

We cannot guarantee that we will detect every market timer due to the limitations inherent in our technological systems. In addition, although we will attempt to assess the redemption fee on all applicable redemptions, we cannot guarantee that we will succeed in doing so. For example, certain omnibus accounts or retirement plans may be unable or unwilling to collect the redemption fee from their underlying accounts. These types of accounts generally include multiple investors and typically provide the Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds. The netting effect often makes it more difficult to apply redemption fees and to identify market timing activity.

We will apply our policies and procedures consistently to all fund shareholders. We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of fund shareholders, or to comply with state or Federal legal requirements.

SHAREHOLDER INFORMATION

NOTES ON EXCHANGES

     - When exchanging from a Fund that has no sales charge or a lower sales charge to a Fund with a higher sales charge, you will pay the difference.

     - The registration and tax identification numbers of the two accounts must be identical.

     - The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

     - Be sure to read carefully the Prospectus of any Fund into which you wish to exchange shares.

SHAREHOLDER INFORMATION

DIVIDENDS, DISTRIBUTIONS AND TAXES

Please consult your tax adviser regarding your specific questions about federal, state and local income taxes. Below we have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Generally, for federal income tax purposes, Fund distributions are taxable as ordinary income, except that distributions of long-term capital gains will be taxed as such regardless of how long you have held your shares. Additionally, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed at the rates applicable to long-term capital gains, provided holding period and other requirements are met at both the Shareholder and Fund level. Long-term capital gains rates applicable to individuals have been reduced to 15%, with lower rates applicable to taxpayers in the 10% and 15% rates, through December 31, 2008. Distributions are taxable whether you received them in cash or in additional shares. Distributions are also taxable to you even if they are paid from income or gains earned by the Fund before your investment (and thus were included in the price you paid). The Money Market Funds do not expect a significant portion of Fund distributions to be derived from qualified dividend income.

For the Tax-Free Bond Funds, the income dividends that you receive are expected to be exempt from federal income taxes but may be subject to state and local taxes. In the case of the Kentucky Intermediate Tax-Free Fund, Maryland Intermediate Tax-Free Fund, North Carolina Intermediate Tax-Free Fund, South Carolina Intermediate Tax-Free Fund, Virginia Intermediate Tax-Free Fund, and West Virginia Intermediate Tax-Free Fund, dividend income is expected to be exempt from Kentucky, Maryland, North Carolina, South Carolina, Virginia, and West Virginia income taxes, respectively. However, if you receive Social Security or railroad retirement benefits, you should consult your tax adviser to determine what effect, if any, an investment in the Tax-Free Bond Funds may have on the federal taxation of your benefits. In addition, an investment in the Tax-Free Bond Funds may result in liability for federal alternative minimum tax, both for individual and corporate shareholders. Investments held in a Tax-Free Bond Fund which do not conform to the Fund's primary goal of investing in securities which are exempt from federal and state income taxes, whether for defensive reasons or otherwise, may result in federal and/or state income or other taxes.

A Fund of Funds will not be able to offset gains realized by one Fund in which it invests against losses realized by another Fund in which it invests. The use of a fund of funds structure could therefore affect the amount, timing and character of distributions to Shareholders, and may increase the amount of taxes payable by Shareholders.

A Fund's investments in foreign securities may be subject to foreign withholding taxes. In that case, a Fund's yield on those securities would be decreased. Except with respect to the International Equity Fund, shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund's investments in foreign securities or foreign currencies may increase or accelerate a Fund's recognition of ordinary income and may affect the timing or amount of a Fund's distributions.

Any gain resulting from the sale or exchange of your Fund Shares (even if the income from which is tax exempt) will generally be subject to tax. You should consult your tax adviser for more information on your own tax situation, including possible state and local taxes.

BB&T Funds will send you a statement each year showing the tax status of all your distributions.

     - For each Fund, other than the Tax-Free Bond Funds, the dividends and short-term capital gains that you receive are considered ordinary income for tax purposes. For the Tax-Free Bond Funds, any short-term capital gains that you receive are taxable to you as ordinary dividend income for federal income tax purposes.

     - Any distributions of net long-term capital gains by a Fund are taxable to you as long-term capital gains for tax purposes, no matter how long you've owned shares in the Fund.

     - Generally, the Funds' advisers do not consider taxes when deciding to buy or sell securities. Capital gains are realized from time to time as by-products of ordinary investment activities. Distributions may vary considerably from year to year.

SHAREHOLDER INFORMATION

     - If you sell or exchange shares, any gain or loss you have is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

     - Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Fund shares, may be subject to state and local income taxes as well.

SPECIAL CONSIDERATIONS FOR NON-U.S. SHAREHOLDERS

Capital gain dividends will not be subject to withholding. In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person") are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of a Fund beginning after December 31, 2004 and before January 1, 2008, a Fund will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that, in general would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund. If a Fund of Funds invests in an Underlying Fund that pays distributions from such sources to the Fund of Funds, such distributions will retain their character as not subject to withholding when paid by the Fund of Funds to its foreign shareholders. This provision will first apply to each Fund in its taxable year beginning October 1, 2005.

Recent legislation modifies the tax treatment of distributions from a Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. Effective for dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs ("USRPI Distributions") will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations. A Fund of Funds will not, under current law, receive or pass through USRPI Distributions as a result of its investment in an underlying Fund; this result may be changed by future regulations.

The tax information in this prospectus is provided as general information and will not apply to you if you are investing through a tax-deferred account such as an IRA or a qualified employee benefit plan. (Non-U.S. investors may be subject to U.S. withholding and estate tax).

MORE INFORMATION ABOUT TAXES IS IN OUR SAI.

ADDITIONAL INFORMATION ABOUT THE FUNDS

FAIR VALUE PRICING POLICIES

A Fund will fair value price its securities when market quotations are not readily available. Generally, this would include securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event (as defined below), securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker. In addition, the Pricing Committee will review exception priced securities (i.e., securities for which the market value is provided by a quote from a single broker rather than a national pricing service) on a quarterly basis. In these situations, the Funds' Pricing Committee will employ certain Board-approved methodologies to determine a fair value for the securities. Fair valuations will be reviewed by the Board of Trustees on a quarterly basis. Fair value pricing should result in a more accurate determination of a Fund's net asset value price, which should eliminate the potential for arbitrage in a Fund.

A "significant event" is one that occurred prior to a Fund's valuation time, is not reflected in the most recent market price of a security, and materially affects the value of a security. Generally, such "significant events" relate to developments in foreign securities that occur after the close of trading in their respective markets. The Fund's accounting agent may obtain fair value prices of foreign securities through utilization of a Fair Value Pricing Service previously approved by the Board where a movement in the U.S. equities market is sufficiently large to constitute a trigger established by the Pricing Committee.

SHAREHOLDER INFORMATION

DISCLOSURE OF PORTFOLIO HOLDINGS

Information regarding the Funds' policies and procedures regarding the disclosure of portfolio holdings is contained in our Statement of Additional Information.

INVESTMENT IN EXCHANGE-TRADED FUNDS

The Capital Manager Conservative Growth Fund, Capital Manager Moderate Growth Fund, Capital Manager Growth Fund, Capital Manager Equity Fund, Prime Money Market Fund, Total Return Bond Fund, Large Cap Growth Fund, Large Cap Fund, Small Cap Fund, International Equity Fund, Mid Cap Growth Fund, Mid Cap Value Fund, Special Opportunities Fund, Equity Income Fund, Short U.S. Government Fund, Intermediate U.S. Government Fund, Kentucky Intermediate Tax-Free Fund, Maryland Intermediate Tax-Free Fund, North Carolina Intermediate Tax-Free Fund, South Carolina Intermediate Tax-Free Fund, Virginia Intermediate Tax-Free Fund, and West Virginia Intermediate Tax-Free Fund may each invest in index-based exchange-traded funds, such as iShares(R) Trust and iShares(R), Inc. ("iShares(R)*").

* iShares(R) is a registered trademark of Barclays Global Investors, N.A. ("BGI"). Neither BGI nor the iShares(R) Funds make any representations regarding the advisability of investing in an iShares(R) fund.

iShares(R) is a registered investment company unaffiliated with the Funds that offers several series of securities, each of which seeks to replicate the performance of a stock market index or a group of stock markets in a particular geographic area. Thus, investment in iShares(R) offers, among other things, an efficient means to achieve diversification to a particular industry that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, exchange-traded funds generally offer greater liquidity and lower expenses. Because an exchange-traded fund charges its own fees and expenses, fund shareholders will indirectly bear these costs. The Funds will also incur brokerage commissions and related charges when purchasing shares in an exchange-traded fund in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an exchange-traded fund may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to net asset value. See "Additional Investment Strategies and Risks" for information regarding the risks associated with investment in an exchange-traded fund.

Because exchange-traded funds are investment companies, investment in such funds would, absent exemptive relief, be limited under applicable Federal statutory provisions. Those provisions restrict a fund's investment in the shares of another investment company to up to 5% of its assets (which may represent no more than 3% of the securities of such other investment company) and limit aggregate investments in all investment companies to 10% of assets. The Funds may invest in iShares(R) in excess of the statutory limit in reliance on an exemptive order issued to that entity, provided that certain conditions are met.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

OTHER INFORMATION ABOUT THE FUNDS

FINANCIAL HIGHLIGHTS

The Financial Highlights Table is intended to help you understand the Funds' financial performance for the past 5 years or, if shorter, the period of the Funds' operations. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned [or lost] on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by KPMG LLP, whose report, along with the Fund's financial statements, is incorporated by reference in the SAI, which is available upon request.

The Financial Highlights for the Mid Cap Growth Fund, Mid Cap Value Fund and West Virginia Intermediate Tax-Free Fund for the periods ended January 31, 2001 and prior were audited by other auditors whose report thereon dated March 14, 2001 expressed an unqualified opinion on those financial highlights.

OTHER INFORMATION ABOUT THE FUNDS

FINANCIAL HIGHLIGHTS
CONTINUED

                                                                 INVESTMENT ACTIVITIES                      DIVIDENDS
                                                          -----------------------------------  -----------------------------------
                                                                           NET
                                                                        REALIZED/
                                                                        UNREALIZED
                                                                          GAINS                             NET REALIZED
                                               NET ASSET      NET      (LOSSES) ON                            GAINS ON
                                                 VALUE,    INVESTMENT  INVESTMENTS  TOTAL FROM      NET      INVESTMENTS
                                               BEGINNING     INCOME    AND FOREIGN  INVESTMENT  INVESTMENT   AND FOREIGN    TOTAL
                                               OF PERIOD     (LOSS)     CURRENCIES  ACTIVITIES    INCOME     CURRENCIES   DIVIDENDS
                                               ----------  ----------  -----------  ----------  ----------  ------------  ---------
LARGE CAP FUND
(formerly known as the Large Company
   Value Fund)
   Year Ended September 30, 2005 ............    $17.29      0.34        2.22          2.56      (0.34)           --        (0.34)
   Year Ended September 30, 2004 ............    $14.90      0.26        2.39          2.65      (0.26)           --        (0.26)
   Year Ended September 30, 2003 ............    $12.87      0.27        2.03          2.30      (0.27)           --        (0.27)
   Year Ended September 30, 2002 ............    $16.82      0.22       (3.47)        (3.25)     (0.22)        (0.48)       (0.70)
   Year Ended September 30, 2001 ............    $18.60      0.26       (0.89)        (0.63)     (0.26)        (0.89)       (1.15)
LARGE CAP GROWTH FUND
(formerly known as the Large Company
   Growth Fund)
   Year Ended September 30, 2005 ............    $ 8.35      0.06(c)     0.77          0.83      (0.06)           --        (0.06)
   Year Ended September 30, 2004 ............    $ 7.79     (0.01)       0.57          0.56         --            --           --
   Year Ended September 30, 2003 ............    $ 6.67     (0.01)(c)    1.13          1.12         --            --           --
   Year Ended September 30, 2002 ............    $ 8.23     (0.03)      (1.53)        (1.56)        --            --           --
   Year Ended September 30, 2001 ............    $14.84     (0.03)      (5.60)        (5.63)        --         (0.98)       (0.98)
MID CAP VALUE FUND
   Year Ended September 30, 2005 ............    $15.41      0.17(c)     3.05          3.22      (0.16)        (5.09)       (5.25)
   Year Ended September 30, 2004 ............    $12.98      0.22(c)     2.42          2.64      (0.21)           --        (0.21)
   Year Ended September 30, 2003 ............    $10.93      0.19(c)     2.04          2.23      (0.18)           --        (0.18)
   Year Ended September 30, 2002 ............    $13.12      0.20       (1.04)        (0.84)     (0.20)        (1.15)       (1.35)
   February 1, 2001 to September 30,
      2001 (a) ..............................    $14.26      0.15       (1.13)        (0.98)     (0.16)           --        (0.16)
   Year Ended January 31, 2001 ..............    $14.10      0.25        0.95          1.20      (0.25)        (0.79)       (1.04)
MID CAP GROWTH FUND
   Year Ended September 30, 2005 ............    $11.40     (0.06)(c)    3.31          3.25         --         (0.14)       (0.14)
   Year Ended September 30, 2004 ............    $10.22     (0.08)       1.26          1.18         --            --           --
   Year Ended September 30, 2003 ............    $ 8.36     (0.06)       1.92          1.86         --            --           --
   Year Ended September 30, 2002 ............    $10.10     (0.06)      (1.05)        (1.11)        --         (0.63)       (0.63)
   February 1, 2001 to September 30,
      2001 (a) ..............................    $14.84     (0.02)      (4.72)        (4.74)        --            --           --
   Year Ended January 31, 2001 ..............    $20.78     (0.04)      (2.08)        (2.12)        --         (3.82)       (3.82)
SMALL CAP FUND
(formerly known as the Small Company
   Value Fund)
   Year Ended September 30, 2005 ............    $14.23      0.16(c)     2.62          2.78      (0.15)        (0.42)       (0.57)
   Year Ended September 30, 2004 ............    $11.44      0.02        2.91          2.93      (0.02)        (0.12)       (0.14)
   May 19, 2003 to September 30, 2003 (b) ...    $10.00     (0.01)(c)    1.45          1.44         --(g)         --           --(g)
INTERNATIONAL EQUITY FUND
   Year Ended September 30, 2005 ............    $ 8.24      0.12(c)     1.49          1.61      (0.13)           --        (0.13)
   Year Ended September 30, 2004 ............    $ 6.98      0.10(c)     1.26          1.36      (0.10)           --        (0.10)
   Year Ended September 30, 2003 ............    $ 6.41      0.05(c)     0.57          0.62      (0.05)           --        (0.05)
   Year Ended September 30, 2002 ............    $ 7.53        --       (1.12)        (1.12)        --(g)         --           --(g)
   Year Ended September 30, 2001 ............    $12.60     (0.05)      (3.00)        (3.05)        --         (2.02)       (2.02)
SPECIAL OPPORTUNITIES EQUITY FUND
   Year Ended September 30, 2005 ............    $13.12     (0.03)       2.68          2.65         --         (0.12)       (0.12)
   Year Ended September 30, 2004 ............    $10.53     (0.05)       2.72          2.67         --         (0.08)       (0.08)
   June 2, 2003 to September 30, 2003 (b) ...    $10.00        --(g)     0.53          0.53         --(g)         --           --(g)
EQUITY INCOME FUND
   Year Ended September 30, 2005 ............    $10.35      0.28        1.76          2.04      (0.27)        (0.02)       (0.29)
   June 30, 2004 to September 30, 2004 (b) ..    $10.00      0.05(c)     0.34          0.39      (0.04)           --        (0.04)
SHORT U.S. GOVERNMENT FUND
   Year Ended September 30, 2005 ............    $ 9.71      0.25       (0.13)         0.12      (0.32)           --        (0.32)
   Year Ended September 30, 2004 ............    $ 9.90      0.20       (0.11)         0.09      (0.28)           --        (0.28)
   Year Ended September 30, 2003 ............    $10.09      0.29       (0.11)         0.18      (0.37)           --        (0.37)
   Year Ended September 30, 2002 ............    $10.05      0.45(d)     0.06(d)       0.51      (0.47)           --        (0.47)
   Year Ended September 30, 2001 ............    $ 9.64      0.53        0.41          0.94      (0.53)           --        (0.53)
INTERMEDIATE U.S. GOVERNMENT FUND
   Year Ended September 30, 2005 ............    $10.25      0.37(c)    (0.13)         0.24      (0.41)        (0.05)       (0.46)
   Year Ended September 30, 2004 ............    $10.58      0.34       (0.18)         0.16      (0.36)        (0.13)       (0.49)
   Year Ended September 30, 2003 ............    $10.78      0.37       (0.07)         0.30      (0.41)        (0.09)       (0.50)
   Year Ended September 30, 2002 ............    $10.39      0.49(e)     0.42(e)       0.91      (0.52)           --        (0.52)
   Year Ended September 30, 2001 ............    $ 9.73      0.54        0.66          1.20      (0.54)           --        (0.54)
TOTAL RETURN BOND FUND
(formerly known as the Intermediate Corporate
   Bond Fund)
   Year Ended September 30, 2005 ............    $10.59      0.39(c)    (0.16)         0.23      (0.47)        (0.03)       (0.50)
   Year Ended September 30, 2004 ............    $10.72      0.44       (0.08)         0.36      (0.49)           --        (0.49)
   Year Ended September 30, 2003 ............    $10.33      0.49        0.41          0.90      (0.51)           --        (0.51)
   Year Ended September 30, 2002 ............    $10.56      0.55(f)    (0.04)(f)      0.51      (0.57)        (0.17)       (0.74)
   Year Ended September 30, 2001 ............    $ 9.98      0.62        0.58          1.20      (0.62)           --        (0.62)

----------
* During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.

** Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a) For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as Funds of the BB&T Funds, the Mid Cap Value Fund and Mid Cap Growth Fund changed their fiscal year end from January 31 to September 30, 2001. The Financial Highlights for the periods prior to February 1, 2001 represent the OVB Equity Income Portfolio and OVB Capital Appreciation Portfolio, respectively.

(b)  Period from commencement of operations.

(c) Per share net investment income (loss) has been calculated using the average daily shares method.

(d) Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.49, $0.02, and 4.65%, respectively.

                                                            INSTITUTIONAL SHARES

                                                                                       RATIOS/SUPPLEMENTARY DATA
                                                                      ----------------------------------------------------------
                                                                                   RATIO       RATIO OF
                                                                         NET        OF           NET        RATIO OF
                                                                       ASSETS,   EXPENSES     INVESTMENT    EXPENSES
                                                NET ASSET              END OF   TO AVERAGE  INCOME (LOSS)  TO AVERAGE  PORTFOLIO
                                               VALUE, END    TOTAL     PERIOD       NET       TO AVERAGE       NET      TURNOVER
                                                OF PERIOD  RETURN(H)    (000)    ASSETS(I)  NET ASSETS(I)  ASSETS*(I)    RATE**
                                               ----------  ---------  --------  ----------  -------------  ----------  ---------
LARGE CAP FUND
(formerly known as the Large Company
   Value Fund)
   Year Ended September 30, 2005 ............    $19.51      14.92%   $605,493     0.89%       1.82%          0.99%      19.50%
   Year Ended September 30, 2004 ............    $17.29      17.86%   $620,186     0.95%       1.58%          1.06%      16.40%
   Year Ended September 30, 2003 ............    $14.90      17.98%   $475,289     0.92%       1.90%          1.06%      18.89%
   Year Ended September 30, 2002 ............    $12.87     (20.33)%  $319,971     0.98%       1.37%          1.12%      23.02%
   Year Ended September 30, 2001 ............    $16.82      (3.53)%  $360,847     0.99%       1.48%          1.13%      24.20%
LARGE CAP GROWTH FUND
(formerly known as the Large Company
   Growth Fund)
   Year Ended September 30, 2005 ............    $ 9.12       9.92%   $336,103     0.89%       0.63%          0.99%      62.78%
   Year Ended September 30, 2004 ............    $ 8.35       7.19%   $346,061     0.97%      (0.08)%         1.08%     127.47%
   Year Ended September 30, 2003 ............    $ 7.79      16.79%   $272,961     0.93%      (0.11)%         1.07%      91.73%
   Year Ended September 30, 2002 ............    $ 6.67     (18.96)%  $160,933     1.02%      (0.30)%         1.16%     100.46%
   Year Ended September 30, 2001 ............    $ 8.23     (40.24)%  $151,601     1.05%      (0.25)%         1.19%      96.41%
MID CAP VALUE FUND
   Year Ended September 30, 2005 ............    $13.38      21.14%   $172,295     0.89%       1.02%          0.99%     126.99%
   Year Ended September 30, 2004 ............    $15.41      20.44%   $182,791     0.98%       1.47%          1.10%      19.17%
   Year Ended September 30, 2003 ............    $12.98      20.06%   $142,280     0.95%       1.57%          1.10%      18.28%
   Year Ended September 30, 2002 ............    $10.93      (8.01)%  $ 85,013     0.90%       1.54%          1.13%      18.20%
   February 1, 2001 to September 30,
      2001 (a) ..............................    $13.12      (6.93)%  $ 74,070     0.94%       1.75%          1.12%      27.04%
   Year Ended January 31, 2001 ..............    $14.26       9.03%   $ 64,423     0.96%       1.79%          1.11%      59.00%
MID CAP GROWTH FUND
   Year Ended September 30, 2005 ............    $14.51      28.73%   $126,785     0.91%      (0.46)%         1.01%      92.74%
   Year Ended September 30, 2004 ............    $11.40      11.55%   $118,012     1.00%      (0.65)%         1.11%     138.61%
   Year Ended September 30, 2003 ............    $10.22      22.25%   $100,226     0.95%      (0.72)%         1.12%     125.97%
   Year Ended September 30, 2002 ............    $ 8.36     (12.26)%  $ 69,975     0.89%      (0.62)%         1.17%     117.06%
   February 1, 2001 to September 30,
      2001 (a) ..............................    $10.10     (31.94)%  $ 90,424     1.02%      (0.32)%         1.25%      90.11%
   Year Ended January 31, 2001 ..............    $14.84     (10.61)%  $129,433     1.02%      (0.16)%         1.23%      63.00%
SMALL CAP FUND
(formerly known as the Small Company
   Value Fund)
   Year Ended September 30, 2005 ............    $16.44      19.99%   $ 61,046     1.05%       1.07%          1.28%       8.39%
   Year Ended September 30, 2004 ............    $14.23      25.78%   $ 66,802     1.26%       0.15%          1.42%      11.25%
   May 19, 2003 to September 30, 2003 (b) ...    $11.44      14.43%   $ 43,462     1.69%      (0.17)%         1.69%      48.84%
INTERNATIONAL EQUITY FUND
   Year Ended September 30, 2005 ............    $ 9.72      19.61%   $229,406     1.20%       1.34%          1.33%      44.96%
   Year Ended September 30, 2004 ............    $ 8.24      19.48%   $233,275     1.32%       1.30%          1.42%      50.68%
   Year Ended September 30, 2003 ............    $ 6.98       9.72%   $187,315     1.40%       0.78%          1.41%     199.78%
   Year Ended September 30, 2002 ............    $ 6.41     (14.85)%  $123,330     1.43%       0.03%          1.43%      95.86%
   Year Ended September 30, 2001 ............    $ 7.53     (28.33)%  $115,405     1.48%      (0.14)%         1.48%     144.35%
SPECIAL OPPORTUNITIES EQUITY FUND
   Year Ended September 30, 2005 ............    $15.65      20.29%   $ 60,823     1.06%      (0.18)%         1.08%      30.38%
   Year Ended September 30, 2004 ............    $13.12      25.44%   $ 39,816     1.12%      (0.49)%         1.32%      32.06%
   June 2, 2003 to September 30, 2003 (b) ...    $10.53       5.31%   $ 26,360     0.82%      (0.11)%         1.64%      13.24%
EQUITY INCOME FUND
   Year Ended September 30, 2005 ............    $12.10      19.88%   $ 30,588     0.90%       2.62%          1.12%      39.65%
   June 30, 2004 to September 30, 2004 (b) ..    $10.35       3.94%   $ 21,128     1.29%       1.91%          1.63%       1.65%
SHORT U.S. GOVERNMENT FUND
   Year Ended September 30, 2005 ............    $ 9.51       1.21%   $155,786     0.66%       2.64%          0.84%      33.67%
   Year Ended September 30, 2004 ............    $ 9.71       0.96%   $195,920     0.74%       2.10%          0.91%      62.59%
   Year Ended September 30, 2003 ............    $ 9.90       1.78%   $199,980     0.76%       2.81%          0.91%      93.86%
   Year Ended September 30, 2002 ............    $10.09       5.27%   $181,797     0.78%       4.30%(d)       0.93%      73.93%
   Year Ended September 30, 2001 ............    $10.05       9.99%   $169,839     0.78%       5.38%          0.93%     101.28%
INTERMEDIATE U.S. GOVERNMENT FUND
   Year Ended September 30, 2005 ............    $10.03       2.34%   $539,038     0.70%       3.67%          0.83%     107.04%
   Year Ended September 30, 2004 ............    $10.25       1.56%   $534,682     0.80%       3.15%          0.92%      98.35%
   Year Ended September 30, 2003 ............    $10.58       2.88%   $447,665     0.82%       3.43%          0.92%     209.07%
   Year Ended September 30, 2002 ............    $10.78       9.11%   $340,231     0.85%       4.81%(e)       0.95%      79.36%
   Year Ended September 30, 2001 ............    $10.39      12.68%   $279,046     0.85%       5.38%          0.95%      84.76%
TOTAL RETURN BOND FUND
(formerly known as the Intermediate
   Corporate Bond Fund)
   Year Ended September 30, 2005 ............    $10.32       2.23%   $461,749     0.71%       3.87%          0.83%     173.74%
   Year Ended September 30, 2004 ............    $10.59       3.47%   $272,749     0.82%       4.09%          0.94%      31.95%
   Year Ended September 30, 2003 ............    $10.72       8.95%   $215,000     0.83%       4.61%          0.94%      43.98%
   Year Ended September 30, 2002 ............    $10.33       5.19%   $142,509     0.83%       5.42%(f)       0.98%      69.15%
   Year Ended September 30, 2001 ............    $10.56      12.34%   $120,361     0.81%       6.03%          0.96%     142.35%

----------
(e) Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.51, $0.40, and 4.99%, respectively.

(f) Without the adoption of the change in amortization method as required by the November 2000 revised version of the AICPA Audit and Accounting Guide for Investment Companies, the amounts for net investment income, net realized/unrealized gains (losses), and the net investment income ratio would have been: $0.56, $(0.05), and 5.54%, respectively.

(g)  Amount is less then $0.005.

(h)  Not Annualized for periods less than one year.

(i)  Annualized for periods less than one year.

OTHER INFORMATION ABOUT THE FUNDS

FINANCIAL HIGHLIGHTS
CONTINUED

                                                                    INVESTMENT ACTIVITIES
                                                             -----------------------------------
                                                                             NET                               DIVIDENDS
                                                     NET                  REALIZED/               ----------------------------------
                                                    ASSET        NET      UNREALIZED                              NET
                                                    VALUE,   INVESTMENT      GAIN     TOTAL FROM      NET       REALIZED
                                                  BEGINNING    INCOME    (LOSSES) ON  INVESTMENT  INVESTMENT    GAINS ON     TOTAL
                                                  OF PERIOD    (LOSS)    INVESTMENTS  ACTIVITIES    INCOME    INVESTMENTS  DIVIDENDS
                                                  ---------  ----------  -----------  ----------  ----------  -----------  ---------
KENTUCKY INTERMEDIATE TAX-FREE FUND
   Year Ended September 30, 2005...............     $10.20     0.29(c)     (0.16)        0.13      (0.29)          --      (0.29)
   Year Ended September 30, 2004...............     $10.22     0.28(c)     (0.02)        0.26      (0.28)          --      (0.28)
   February 24, 2003 to September 30,
      2003 (a).................................     $10.00     0.16(c)      0.20         0.36      (0.14)          --      (0.14)

MARYLAND INTERMEDIATE TAX-FREE FUND
   Year Ended September 30, 2005...............     $10.16     0.28(c)     (0.12)        0.16      (0.28)          --      (0.28)
   Year Ended September 30, 2004...............     $10.16     0.25         0.00(d)      0.25      (0.25)          --      (0.25)
   February 24, 2003 to September 30,
      2003 (a).................................     $10.00     0.13         0.16         0.29      (0.13)          --      (0.13)

NORTH CAROLINA INTERMEDIATE TAX-FREE FUND
   Year Ended September 30, 2005...............     $10.66     0.38        (0.19)        0.19      (0.37)       (0.02)     (0.39)
   Year Ended September 30, 2004...............     $10.81     0.35        (0.12)        0.23      (0.34)       (0.04)     (0.38)
   Year Ended September 30, 2003...............     $10.86     0.35        (0.01)        0.34      (0.35)       (0.04)     (0.39)
   Year Ended September 30, 2002...............     $10.54     0.38         0.39         0.77      (0.37)       (0.08)     (0.45)
   Year Ended September 30, 2001...............     $ 9.98     0.40         0.56         0.96      (0.40)          --      (0.40)

SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND
   Year Ended September 30, 2005...............     $10.74     0.36        (0.19)        0.17      (0.36)       (0.08)     (0.44)
   Year Ended September 30, 2004...............     $10.81     0.35        (0.06)        0.29      (0.35)       (0.01)     (0.36)
   Year Ended September 30, 2003...............     $10.81     0.35           --(d)      0.35      (0.35)          --      (0.35)
   Year Ended September 30, 2002...............     $10.39     0.39         0.41         0.80      (0.38)          --      (0.38)
   Year Ended September 30, 2001...............     $ 9.84     0.40         0.55         0.95      (0.40)          --      (0.40)

VIRGINIA INTERMEDIATE TAX-FREE FUND
   Year Ended September 30, 2005...............     $11.74     0.42        (0.23)        0.19      (0.42)       (0.02)     (0.44)
   Year Ended September 30, 2004...............     $11.95     0.40        (0.13)        0.27      (0.40)       (0.08)     (0.48)
   Year Ended September 30, 2003...............     $11.99     0.39           --(d)      0.39      (0.39)       (0.04)     (0.43)
   Year Ended September 30, 2002...............     $11.57     0.43         0.41         0.84      (0.42)          --      (0.42)
   Year Ended September 30, 2001...............     $10.96     0.44         0.61         1.05      (0.44)          --      (0.44)

WEST VIRGINIA INTERMEDIATE TAX-FREE FUND
   Year Ended September 30, 2005...............     $10.09     0.37(c)     (0.15)        0.22      (0.37)       (0.08)     (0.45)
   Year Ended September 30, 2004...............     $10.21     0.36        (0.09)        0.27      (0.35)       (0.04)     (0.39)
   Year Ended September 30, 2003...............     $10.35     0.35         0.02         0.37      (0.35)       (0.16)     (0.51)
   Year Ended September 30, 2002...............     $10.02     0.41         0.34         0.75      (0.40)       (0.02)     (0.42)
   February 1, 2001 to September 30, 2001 (b)..     $ 9.93     0.30         0.09         0.39      (0.30)          --      (0.30)
   Year Ended January 31, 2001.................     $ 9.20     0.49         0.73         1.22      (0.49)          --      (0.49)

PRIME MONEY MARKET FUND
   Year Ended September 30, 2005...............     $ 1.00     0.02           --(d)      0.02      (0.02)          --      (0.02)
   Year Ended September 30, 2004...............     $ 1.00     0.01           --         0.01      (0.01)          --      (0.01)
   Year Ended September 30, 2003...............     $ 1.00     0.01           --         0.01      (0.01)          --      (0.01)
   Year Ended September 30, 2002...............     $ 1.00     0.02           --(d)      0.02      (0.02)          --      (0.02)
   Year Ended September 30, 2001...............     $ 1.00     0.05           --         0.05      (0.05)          --      (0.05)

U.S. TREASURY MONEY MARKET FUND
   Year Ended September 30, 2005...............     $ 1.00     0.02           --         0.02      (0.02)          --      (0.02)
   Year Ended September 30, 2004...............     $ 1.00     0.01           --         0.01      (0.01)          --      (0.01)
   Year Ended September 30, 2003...............     $ 1.00     0.01           --         0.01      (0.01)          --      (0.01)
   Year Ended September 30, 2002...............     $ 1.00     0.02           --         0.02      (0.02)          --      (0.02)
   Year Ended September 30, 2001...............     $ 1.00     0.05           --         0.05      (0.05)          --      (0.05)

CAPITAL MANAGER CONSERVATIVE GROWTH FUND
   Year Ended September 30, 2005...............     $ 9.36     0.26         0.46         0.72      (0.25)          --      (0.25)
   Year Ended September 30, 2004...............     $ 8.90     0.18(c)      0.46         0.64      (0.18)          --      (0.18)
   Year Ended September 30, 2003...............     $ 8.33     0.18         0.61         0.79      (0.18)       (0.04)     (0.22)
   Year Ended September 30, 2002...............     $ 9.17     0.22        (0.66)       (0.44)     (0.22)       (0.18)     (0.40)
   Year Ended September 30, 2001...............     $10.75     0.32        (1.00)       (0.68)     (0.32)       (0.58)     (0.90)

CAPITAL MANAGER MODERATE GROWTH FUND
   Year Ended September 30, 2005...............     $ 9.04     0.19(c)      0.77         0.96      (0.17)          --      (0.17)
   Year Ended September 30, 2004...............     $ 8.30     0.10(c)      0.74         0.84      (0.10)          --      (0.10)
   Year Ended September 30, 2003...............     $ 7.47     0.10         0.82         0.92      (0.08)       (0.01)     (0.09)
   Year Ended September 30, 2002...............     $ 8.82     0.14        (0.99)       (0.85)     (0.13)       (0.37)     (0.50)
   Year Ended September 30, 2001...............     $11.25     0.26        (1.71)       (1.45)     (0.26)       (0.72)     (0.98)

CAPITAL MANAGER GROWTH FUND
   Year Ended September 30, 2005...............     $ 8.70     0.15(c)      0.97         1.12      (0.13)          --      (0.13)
   Year Ended September 30, 2004...............     $ 7.81     0.07(c)      0.88         0.95      (0.06)          --      (0.06)
   Year Ended September 30, 2003...............     $ 6.87     0.06(c)      0.93         0.99      (0.05)          --      (0.05)
   Year Ended September 30, 2002...............     $ 8.46     0.05        (1.20)       (1.15)     (0.04)       (0.40)     (0.44)
   Year Ended September 30, 2001...............     $11.66     0.18        (2.43)       (2.25)     (0.18)       (0.77)     (0.95)

CAPITAL MANAGER EQUITY FUND
   Year Ended September 30, 2005...............     $ 9.64     0.12(c)      1.34         1.46      (0.08)          --      (0.08)
   Year Ended September 30, 2004...............     $ 8.49     0.04(c)      1.14         1.18      (0.03)          --      (0.03)
   Year Ended September 30, 2003...............     $ 7.39     0.02(c)      1.15         1.17      (0.02)       (0.05)     (0.07)
   Year Ended September 30, 2002...............     $ 8.97    (0.01)       (1.57)       (1.58)        --(d)        --         --(d)
   March 19, 2001 to September 30, 2001 (a)....     $10.00     0.01        (1.03)       (1.02)     (0.01)          --(d)   (0.01)

----------
* During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.

** Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(a)  Period from commencement of operations.

(b) For the period from February 1, 2001 to September 30, 2001. Upon reorganizing as a Fund of the BB&T Funds, the West Virginia Intermediate Tax-Free Fund changed its fiscal year end from January 31 to September 30, 2001. The Financial Highlights for the periods prior to February 1, 2001 represent the OVB West Virginia-Tax Exempt Income Portfolio.

(c) Per share net investment income (loss) has been calculated using the average daily shares method.

                                                            INSTITUTIONAL SHARES

                                                                                      RATIOS/SUPPLEMENTARY DATA
                                                                 ------------------------------------------------------------------
                                                                                                                RATIO OF
                                                NET                                                             EXPENSES
                                               ASSET                             RATIO OF      RATIO OF NET        TO
                                              VALUE,              NET ASSETS,  EXPENSES TO  INVESTMENT INCOME    AVERAGE   PORTFOLIO
                                              END OF    TOTAL       END OF     AVERAGE NET  (LOSS) TO AVERAGE      NET      TURNOVER
                                              PERIOD  RETURN(E)  PERIOD (000)   ASSETS(F)     NET ASSETS(F)    ASSETS*(F)    RATE**
                                              ------  ---------  ------------  -----------  -----------------  ----------  ---------
KENTUCKY INTERMEDIATE TAX-FREE FUND
   Year Ended September 30, 2005...........   $10.04     1.28%     $ 15,569       0.68%           2.87%           0.97%      37.50%
   Year Ended September 30, 2004...........   $10.20     2.61%     $ 13,441       0.63%           2.78%           1.07%      24.78%
   February.24, 2003 to September 30,
      2003 (a).............................   $10.22     3.63%     $ 14,759       0.53%           2.56%           1.23%      42.87%

MARYLAND INTERMEDIATE TAX-FREE FUND
   Year Ended September 30, 2005...........   $10.04     1.60%     $ 10,084       0.58%           2.78%           1.03%      44.67%
   Year Ended September 30, 2004...........   $10.16     2.52%     $  9,108       0.60%           2.47%           1.23%      55.18%
   February 24, 2003 to September 30,
      2003 (a).............................   $10.16     2.93%     $  4,897       0.61%           2.27%           1.65%      40.16%

NORTH CAROLINA INTERMEDIATE TAX-FREE FUND
   Year Ended September 30, 2005...........   $10.46     1.80%     $ 93,418       0.68%           3.51%           0.86%      60.84%
   Year Ended September 30, 2004...........   $10.66     2.15%     $ 96,738       0.75%           3.18%           0.92%      67.80%
   Year Ended September 30, 2003...........   $10.81     3.19%     $ 95,613       0.77%           3.26%           0.92%      44.56%
   Year Ended September 30, 2002...........   $10.86     7.62%     $ 93,856       0.78%           3.57%           0.93%      20.39%
   Year Ended September 30, 2001...........   $10.54     9.73%     $ 90,679       0.79%           3.84%           0.93%      47.35%

SOUTH CAROLINA INTERMEDIATE TAX-FREE FUND
   Year Ended September 30, 2005...........   $10.47     1.62%     $ 16,468       0.71%           3.44%           0.93%      56.03%
   Year Ended September 30, 2004...........   $10.74     2.77%     $ 17,488       0.75%           3.26%           0.94%      32.63%
   Year Ended September 30, 2003...........   $10.81     3.35%     $ 18,297       0.72%           3.31%           0.93%      32.04%
   Year Ended September 30, 2002...........   $10.81     7.94%     $ 17,960       0.67%           3.70%           0.97%      21.81%
   Year Ended September 30, 2001...........   $10.39     9.76%     $ 15,411       0.73%           3.89%           1.03%      36.67%

VIRGINIA INTERMEDIATE TAX-FREE FUND
   Year Ended September 30, 2005...........   $11.49     1.66%     $ 67,579       0.68%           3.60%           0.86%      48.04%
   Year Ended September 30, 2004...........   $11.74     2.29%     $ 68,786       0.76%           3.37%           0.93%      45.07%
   Year Ended September 30, 2003...........   $11.95     3.31%     $ 77,577       0.78%           3.28%           0.92%      34.17%
   Year Ended September 30, 2002...........   $11.99     7.48%     $ 81,683       0.78%           3.66%           0.93%      13.12%
   Year Ended September 30, 2001...........   $11.57     9.72%     $ 76,284       0.78%           3.87%           0.93%      31.28%

WEST VIRGINIA INTERMEDIATE TAX-FREE FUND
   Year Ended September 30, 2005...........   $ 9.86     2.22%     $ 55,662       0.68%           3.74%           0.72%      32.10%
   Year Ended September 30, 2004...........   $10.09     2.76%     $ 63,518       0.76%           3.49%           0.78%      16.24%
   Year Ended September 30, 2003...........   $10.21     3.77%     $ 79,361       0.73%           3.48%           0.76%      25.59%
   Year Ended September 30, 2002...........   $10.35     7.78%     $ 78,170       0.72%           4.04%           0.82%      61.44%
   February 1, 2001 to September 30,
      2001 (b).............................   $10.02     4.03%     $ 75,332       0.62%           4.60%           0.79%      15.75%
   Year Ended January 31, 2001.............   $ 9.93    13.57%     $ 72,553       0.72%           5.11%           0.83%       7.00%

PRIME MONEY MARKET FUND
   Year Ended September 30, 2005...........   $ 1.00     2.34%     $510,941       0.49%           2.31%           0.63%         --
   Year Ended September 30, 2004...........   $ 1.00     0.70%     $529,849       0.57%           0.69%           0.70%         --
   Year Ended September 30, 2003...........   $ 1.00     0.87%     $667,534       0.60%           0.86%           0.69%         --
   Year Ended September 30, 2002...........   $ 1.00     1.61%     $532,465       0.64%           1.54%           0.71%         --
   Year Ended September 30, 2001...........   $ 1.00     4.84%     $265,472       0.61%           4.34%           0.75%         --

U.S. TREASURY MONEY MARKET FUND
   Year Ended September 30, 2005...........   $ 1.00     2.11%     $592,736       0.48%           2.02%           0.64%         --
   Year Ended September 30, 2004...........   $ 1.00     0.54%     $926,162       0.57%           0.53%           0.71%         --
   Year Ended September 30, 2003...........   $ 1.00     0.67%     $838,022       0.61%           0.67%           0.70%         --
   Year Ended September 30, 2002...........   $ 1.00     1.40%     $915,013       0.65%           1.35%           0.72%         --
   Year Ended September 30, 2001...........   $ 1.00     4.59%     $494,773       0.63%           4.46%           0.73%         --

CAPITAL MANAGER CONSERVATIVE GROWTH FUND
   Year Ended September 30, 2005...........   $ 9.83     7.70%     $ 71,796       0.20%           2.64%           0.51%      52.50%
   Year Ended September 30, 2004...........   $ 9.36     7.16%     $ 67,925       0.44%           1.93%           0.64%       2.47%
   Year Ended September 30, 2003...........   $ 8.90     9.55%     $ 31,748       0.53%           2.09%           0.73%      33.03%
   Year Ended September 30, 2002...........   $ 8.33    (5.05)%    $ 26,347       0.54%           2.47%           0.74%       6.29%
   Year Ended September 30, 2001...........   $ 9.17    (6.77)%    $ 27,691       0.51%           3.26%           0.71%      35.75%

CAPITAL MANAGER MODERATE GROWTH FUND
   Year Ended September 30, 2005...........   $ 9.83    10.69%     $ 43,353       0.23%           2.01%           0.56%      37.83%
   Year Ended September 30, 2004...........   $ 9.04    10.12%     $ 33,971       0.49%           1.17%           0.69%       0.17%
   Year Ended September 30, 2003...........   $ 8.30    12.40%     $ 26,168       0.50%           1.35%           0.70%      21.46%
   Year Ended September 30, 2002...........   $ 7.47   (10.55)%    $ 20,977       0.58%           1.48%           0.78%      14.56%
   Year Ended September 30, 2001...........   $ 8.82   (13.81)%    $ 25,040       0.51%           2.67%           0.71%      24.24%

CAPITAL MANAGER GROWTH FUND
   Year Ended September 30, 2005...........   $ 9.69    12.89%     $ 37,546       0.23%           1.60%           0.57%      26.22%
   Year Ended September 30, 2004...........   $ 8.70    12.10%     $ 28,660       0.50%           0.77%           0.73%       0.19%
   Year Ended September 30, 2003...........   $ 7.81    14.49%     $ 21,484       0.56%           0.82%           0.76%      17.80%
   Year Ended September 30, 2002...........   $ 6.87   (14.61)%    $ 17,981       0.62%           0.63%           0.82%       8.38%
   Year Ended September 30, 2001...........   $ 8.46   (20.68)%    $ 20,855       0.57%           1.93%           0.77%      27.33%

CAPITAL MANAGER EQUITY FUND
   Year Ended September 30, 2005...........   $11.02    15.23%     $ 25,802       0.22%           1.10%           0.58%       2.14%
   Year Ended September 30, 2004...........   $ 9.64    13.87%     $ 21,051       0.52%           0.42%           0.81%       3.10%
   Year Ended September 30, 2003...........   $ 8.49    15.82%     $ 16,077       0.70%           0.29%           0.90%       8.30%
   Year Ended September 30, 2002...........   $ 7.39   (17.61)%    $ 11,352       0.83%          (0.15)%          1.03%       5.75%
   March.19, 2001 to September 30,
      2001 (a).............................   $ 8.97   (10.22)%    $ 13,464       0.72%           0.08%           0.92%      10.10%

----------
(d)  Amount is less than $0.005.

(e)  Not Annualized for periods less than one year.

(f)  Annualized for periods less than one year.


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For more information about the Funds, the following documents are available free upon request:

ANNUAL/SEMI-ANNUAL REPORTS (REPORTS):

The Fund's annual and semi-annual reports to shareholders contain additional information on the Fund's investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Funds, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

You can get free copies of annual and semi-annual reports and the SAI, prospectuses of other members of the BB&T Funds Family, or request other information and discuss your questions about the Fund by contacting a broker or bank that sells the Fund. Or contact the Fund at:

                                   BB&T Funds
                               3435 Stelzer Road
                              Columbus, Ohio 43219
                           Telephone: 1-800-228-1872
                       Internet: http://www.bbtfunds.com*

*    The Funds' website is not a part of this Prospectus.

You can review the Fund's annual and semi-annual reports and SAIs at the Public Reference Room of the Securities and Exchange Commission. You can get text-only copies:

     - For a fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009 or calling 1-800-SEC-0330.

     -    Free from the Commission's Website at http://www.sec.gov.

Investment Company Act file no. 811-06719.